                                                    Exhibit 99.1

Supplemental Operating and Financial Data
for the Quarter Ended March 31, 2021

THE COMPANY

Boston Properties, Inc. (NYSE: BXP) (“Boston Properties,” “BXP” or the “Company”) is the largest publicly-traded developer, owner and manager of Class A office properties in the United States, concentrated in five markets -  Boston, Los Angeles, New York, San Francisco and Washington, DC. The Company is a fully integrated real estate company, organized as a real estate investment trust (REIT), that develops, manages, operates, acquires and owns a diverse portfolio of primarily Class A office space. Including properties owned by joint ventures, the Company’s complete portfolio totals 51.6 million square feet and 196 properties, including nine properties under construction/redevelopment, and it consists of 177 office properties, 12 retail properties, six residential properties and one hotel. Boston Properties is well-known for its in-house building management expertise and responsiveness to tenants’ needs. The Company holds a superior track record of developing premium Central Business District (CBD) office buildings, successful mixed-use complexes, suburban office centers and build-to-suit projects for a diverse array of creditworthy tenants. Boston Properties actively works to promote its growth and operations in a sustainable and responsible manner.  The Company has earned nine consecutive Global Real Estate Sustainability Benchmark (GRESB) Green Stars and the highest GRESB 5-star Rating. Boston Properties, an S&P 500 Company, was founded in 1970 by Mortimer B. Zuckerman and Edward H. Linde and became a public company in 1997.

FORWARD-LOOKING STATEMENTS

This Supplemental package contains “forward-looking statements” as defined in the Private Securities Litigation Reform Act of 1995. You can identify these statements by our use of the words “anticipates,” “believes,” “budgeted,” “could,” “estimates,” “expects,” “guidance,” “intends,” “may,” “might,” “plans,” “projects,” “should,” “will” and similar expressions that do not relate to historical matters. These statements are based on our current plans, expectations, projections and assumptions about future events. You should exercise caution in interpreting and relying on forward-looking statements because they involve known and unknown risks, uncertainties and other factors which are, in some cases, beyond Boston Properties’ control. If our underlying assumptions prove inaccurate, or known or unknown risks or uncertainties materialize, actual results could differ materially from those expressed or implied by the forward-looking statement. These factors include, without limitation, uncertainties and risks related to the impact of the COVID-19 global pandemic, including the duration, scope and severity of the pandemic domestically and internationally; federal, state and local government actions and restrictive measures implemented in response to COVID-19, the effectiveness of such measures and the direct and indirect impact of such measures on our and our tenants' businesses, financial condition, results of operation, cash flows, liquidity and performance, and the U.S. and international economy and economic activity generally; the speed, effectiveness and distribution of vaccines, whether new or existing actions or measures continue to impact the ability of our residential tenants to generate sufficient income to pay, or make them unwilling to pay, rent in full or at all in a timely manner; the health, continued service and availability of our personnel, including our key personnel and property management teams; and the effectiveness or lack of effectiveness of government relief in providing assistance to individuals and large and small businesses, including our tenants, that have suffered significant adverse effects from COVID-19. In addition to the risks specific to COVID-19, other factors include, without limitation, the Company’s ability to enter into new leases or renew leases on favorable terms, dependence on tenants’ financial condition, the uncertainties of real estate development, acquisition and disposition activity, the ability to effectively integrate acquisitions, the uncertainties of investing in new markets, the costs and availability of financing, the effectiveness of our interest rate hedging contracts, the ability of our joint venture partners to satisfy their obligations, the effects of local, national and international economic and market conditions, the effects of acquisitions, dispositions and possible impairment charges on our operating results, the impact of newly adopted accounting principles on the Company’s accounting policies and on period-to-period comparisons of financial results, regulatory changes and other risks and uncertainties detailed from time to time in the Company’s filings with the Securities and Exchange Commission. These forward-looking statements speak only as of the date of issuance of this report and are not guarantees of future results, performance or achievements. Boston Properties does not undertake a duty to update or revise any forward-looking statement, whether as a result of new information, future events or otherwise, except as may be required by law.

NON-GAAP FINANCIAL MEASURES

This Supplemental package includes non-GAAP financial measures, which are accompanied by what the Company considers the most directly comparable financial measures calculated and presented in accordance with GAAP. Quantitative reconciliations of the differences between the most directly comparable GAAP financial measures and the non-GAAP financial measures presented are provided within this Supplemental package. Definitions of these non-GAAP financial measures and statements of the reasons why management believes the non-GAAP measures provide useful information to investors about the Company’s financial condition and results of operations, and, if applicable, the other purposes for which management uses the measures, can be found in the Definitions section of this Supplemental starting on page 57.

The Company also presents “BXP’s Share” of certain of these measures, which are non-GAAP financial measures that are calculated as the consolidated amount calculated in accordance with GAAP, plus the Company’s share of the amount from the Company’s unconsolidated joint ventures (calculated based upon the Company’s percentage ownership interest and, in some cases, after priority allocations), minus the Company’s partners’ share of the amount from the Company’s consolidated joint ventures (calculated based upon the partners’ percentage ownership interests and, in some cases, after income allocation to private REIT shareholders and their share of fees due to the Company).  Management believes that presenting “BXP’s Share” of these measures provides useful information to investors regarding the Company’s financial condition and/or results of operations because the Company has several significant joint ventures and, in some cases, the Company exercises significant influence over, but does not control, the joint venture, in which case GAAP requires that the Company account for the joint venture entity using the equity method of accounting and the Company does not consolidate it for financial reporting purposes. In other cases, GAAP requires that the Company consolidate the venture even though the Company’s partner(s) owns a significant percentage interest. As a result, management believes that presenting BXP Share of various financial measures in this manner can help investors better understand the Company’s financial condition and/or results of operations after taking into account its true economic interest in these joint ventures.  The Company cautions investors that the ownership percentages used in calculating “BXP’s Share” of these measures may not completely and accurately depict all of the legal and economic implications of holding an interest in a consolidated or unconsolidated joint venture. For example, in addition to partners’ interests in profits and capital, venture agreements vary in the allocation of rights regarding decision making (both routine and major decisions), distributions, transferability of interests, financings and guarantees, liquidations and other matters. As a result, presentations of “BXP’s Share” of a financial measure should not be considered a substitute for, and should only be considered together with and as a supplement to, the Company’s financial information presented in accordance with GAAP. Unless noted otherwise, reconciliations of “BXP’s Share” of these financial measures can be found in the Reconciliations section of this Supplemental package starting on page 61.

GENERAL INFORMATION

Corporate Headquarters	Trading Symbol	Investor Relations	Inquiries
800 Boylston Street	BXP	Boston Properties, Inc.	Inquiries should be directed to
Suite 1900		800 Boylston Street, Suite 1900	Sara Buda
Boston, MA 02199	Stock Exchange Listing	Boston, MA 02199	Vice President, Investor Relations
www.bxp.com	New York Stock Exchange	investors.bxp.com	at 617.236.3429 or
(t) 617.236.3300		investorrelations@bxp.com	sbuda@bxp.com
(f) 617.236.3311		(t) 617.236.3429
Michael E. LaBelle
Executive Vice President, Chief Financial Officer
at 617.236.3352 or
mlabelle@bxp.com
(Cover photo: Rendering of One Five Nine East 53rd Street, New York, NY)

Q1 2021
Table of contents

Q1 2021
Company profile
SNAPSHOT

(as of March 31, 2021)

Fiscal Year-End	December 31
Total Properties (includes unconsolidated joint ventures and properties under development/redevelopment)	196
Total Square Feet (includes unconsolidated joint ventures and properties under development/redevelopment)	51.6 million
Common shares outstanding, plus common units and LTIP units (other than unearned Multi-Year Long-Term Incentive Program (MYLTIP) Units) on an as-converted basis [1,2]	173.7 million
Closing Price, at the end of the quarter	$101.26 per share
Dividend - Quarter/Annualized	$0.98/$3.92 per share
Dividend Yield	3.9%
Consolidated Market Capitalization [2]	$30.1 billion
BXP’s Share of Market Capitalization [2,3]	$30.1 billion
Senior Debt Ratings	BBB+ (S&P); Baa1 (Moody’s)
STRATEGY

Boston Properties’ primary business objective is to maximize return on investment in an effort to provide its investors with the greatest possible total return in all points of the economic cycle. To achieve this objective, the key tenets of our business strategy are to:
•maintain a keen focus on select markets that exhibit the strongest economic growth and investment characteristics over time - currently Boston, Los Angeles, New York, San Francisco and Washington, DC;
•invest in the highest quality buildings (primarily office) with unique amenities and desirable locations that are able to maintain high occupancy rates and achieve premium rental rates through economic cycles;
•maintain scale and a full-service real estate capability (leasing, development, construction and property management) in our markets to ensure we (1) see all relevant investment deal flow, (2) maintain an ability to execute on all types of real estate opportunities, such as acquisitions, dispositions, repositioning and development, throughout the real estate investment cycle, (3) provide superior service to our tenants and (4) develop and manage our assets in the most sustainable manner possible;
•be astute in market timing for investment decisions by acquiring properties in times of opportunity, developing new properties in times of growth and selling assets at attractive prices, resulting in continuous portfolio refreshment;
•ensure a strong balance sheet to maintain consistent access to capital and the resultant ability to make new investments at opportune points in time; and
•foster a culture and reputation of integrity, excellence and purposefulness, making us the employer of choice for talented real estate professionals, the landlord and developer of choice for our customers, as well as the counterparty of choice for real estate industry participants.
MANAGEMENT

Board of Directors		Management
Joel I. Klein	Chairman of the Board	Owen D. Thomas	Chief Executive Officer
Owen D. Thomas	Chief Executive Officer	Douglas T. Linde	President
Douglas T. Linde	President	Raymond A. Ritchey	Senior Executive Vice President
Kelly A. Ayotte	Chair of Compensation Committee	Michael E. LaBelle	Executive Vice President, Chief Financial Officer and Treasurer
Bruce W. Duncan
Karen E. Dykstra		Peter D. Johnston	Executive Vice President, Washington, DC Region
Carol B. Einiger		Bryan J. Koop	Executive Vice President, Boston Region
Diane J. Hoskins	Chair of Sustainability Committee	Robert E. Pester	Executive Vice President, San Francisco Region
Matthew J. Lustig	Chair of Nominating & Corporate Governance Committee	John F. Powers	Executive Vice President, New York Region
		Frank D. Burt	Senior Vice President and Chief Legal Officer
David A. Twardock	Chair of Audit Committee	Donna D. Garesche	Senior Vice President and Chief Human Resources Officer
William H. Walton, III
		Michael R. Walsh	Senior Vice President and Chief Accounting Officer
		James J. Whalen	Senior Vice President and Chief Information & Technology Officer

____________________
1Common units and LTIP units are units of limited partnership interest in Boston Properties Limited Partnership, the entity through which the Company conducts substantially all of its business.
2For additional detail, see page 29.
3For the Company’s definitions and related disclosures, see the Definitions and Reconciliations sections of this Supplemental package starting on page 57.

Q1 2021
Guidance
The Company’s guidance for the second quarter 2021 for diluted earnings per common share attributable to Boston Properties, Inc. common shareholders (EPS) and diluted funds from operations (FFO) per common share attributable to Boston Properties, Inc. common shareholders is set forth and reconciled below.  Except as described below, the estimates reflect management’s view of current and future market conditions, including assumptions with respect to rental rates, occupancy levels, the timing of the lease-up of available space and the earnings impact of the events referenced in the Company’s earnings release issued on April 27, 2021 and those referenced during the Company’s conference call scheduled for April 28, 2021.  Except as otherwise publicly disclosed, the estimates do not include any material (1) possible future gains or losses or the impact on operating results from other possible future property acquisitions or dispositions, (2) possible gains or losses from capital markets activity (including, without limitation, due to the early extinguishment of debt and resulting from hedging activity and derivatives), (3) possible future write-offs of accounts receivable and accrued rent balances or (4) possible future impairment charges. EPS estimates may be subject to fluctuations as a result of several factors, including changes in the recognition of depreciation and amortization expense, impairment losses on depreciable real estate and any gains or losses associated with disposition activity. The Company is not able to assess at this time the potential impact of these factors on projected EPS. By definition, FFO does not include real estate-related depreciation and amortization, impairment losses on depreciable real estate or gains or losses associated with disposition activities. For a complete definition of FFO and statements of the reasons why management believes it provides useful information to investors, see page 59. There can be no assurance that the Company’s actual results will not differ materially from the estimates set forth below.

	Second Quarter 2021
	Low	High
Projected EPS (diluted)	$0.54	$0.56
Add:
Projected Company share of real estate depreciation and amortization	1.05	1.05
Projected FFO per share (diluted)	$1.59	$1.61

Q1 2021
COVID-19 Impact
Commencing in March 2020, the COVID-19 pandemic began to negatively impact the United States economy and the Company, and it continues to do so. Set forth below are the details related to the effects of the COVID-19 pandemic to the Company’s operations for the three months ended March 31, 2021.
(unaudited and dollars in thousands)
For the first quarter of 2021, Revenue was $713,695 and Net income attributable to Boston Properties, Inc. common shareholders was $91,624.

For the first quarter of 2020, Revenue was $752,556 and Net income attributable to Boston Properties, Inc. common shareholders was $497,496.
•Net income attributable to Boston Properties, Inc. common shareholders included approximately $410.2 million of gains on sales of real estate.

BXP’s Share of Revenue1 for the first quarter of 2021 was $680,822, marking a decrease of $39,565 from $720,387 for Q1 2020. Included in BXP’s Share for Q1 2021 is an aggregate of $18,308 of primarily COVID-19 related decreases consisting of:
•$693 of write-offs associated with accrued rent, net (all of which was included within straight-line rent)2,
•$(200) of write-offs associated with accounts receivable, net2,
•$11,622 decrease in parking and other revenue2, and
•$6,193 decrease due to limited occupancy at our only hotel.

Funds from Operations (“FFO”) attributable to the Operating Partnership common unitholders (including Boston Properties, Inc.) (Basic FFO)1, 3 for Q1 2021 was $270,531, marking a decrease of $45,669 from $316,200 for Q1 2020. Included in Q1 2021 is an aggregate of $13,538 of BXP’s Share of primarily COVID-19 related decreases consisting of:
•$693 of write-offs associated with accrued rent, net (all of which was included within straight-line rent)2,
•$(200) of write-offs associated with accounts receivable, net2,
•$11,622 decrease in parking and other revenue2, and
•$1,423 decrease in NOI due to limited occupancy at our only hotel.

BXP’s Share of Same Property NOI (excluding termination income)1, 4 was $409,090, marking a decrease of $24,185 from $433,275 for Q1 2020. Included in Q1 2021 is an aggregate of $13,131 of BXP’s Share of primarily COVID-19 related decreases consisting of:
•$693 of write-offs associated with accrued rent, net (all of which was included within straight-line rent)2,
•$(200) of write-offs associated with accounts receivable, net2,
•$11,215 decrease in parking and other revenue2, and
•$1,423 decrease in NOI due to limited occupancy at our only hotel.

BXP’s Share of Same Property NOI (excluding termination income) - cash1, 4 was $388,703, marking a decrease of $15,614 from $404,317 for Q1 2020. Included in Q1 2021 is an aggregate of $21,573 of BXP’s Share of primarily COVID-19 related decreases consisting of:
•$9,135 decrease in lease revenue related to COVID-19 cash rent abatements and deferrals2,
•$(200) of write-offs associated with accounts receivable, net2,
•$11,215 decrease in parking and other revenue2, and
•$1,423 decrease in NOI due to limited occupancy at our only hotel.

Funds Available for Distribution (“FAD”)1, 5 was $181,922 for Q1 2021, a decrease of $53,968 from $235,890 for Q1 2020. The distributions to common shareholders and unitholders (excluding any special distributions) were $170,240 for Q1 2021. Included in Q1 2021 is an aggregate of $21,980 of BXP’s Share of primarily COVID-19 related decreases consisting of:
•$9,135 decrease in lease revenue related to COVID-19 cash rent abatements and deferrals2,
•$(200) of write-offs associated with accounts receivable, net2,
•$11,622 decrease in parking and other revenue2, and
•$1,423 decrease in NOI due to limited occupancy at our only hotel.
_____________
1See the Definitions and Reconciliations sections of this Supplemental package starting on page 57.
2For additional information, see page 61.
3For quantitative reconciliations of FFO to Net Income attributable to Boston Properties, Inc. common shareholders for the three months ended March 31, 2021 and March 31, 2020, see pages 8 and 68, respectively.
4For a quantitative reconciliation of BXP’s Share of Same Property NOI (excluding termination income) to Net income attributable to Boston Properties, Inc. common shareholders and BXP’s Share of Same Property NOI (excluding termination income) - cash to Net income attributable to Boston Properties, Inc. common shareholders for the three months ended March 31, 2021 and March 31, 2020, see pages 11 and 12.
5For quantitative reconciliations of FAD for the three months ended March 31, 2021 and March 31, 2020, see pages 10 and 69, respectively.

Q1 2021
Financial highlights
(unaudited and in thousands, except ratios and per share amounts)

	Three Months Ended
	31-Mar-21	31-Dec-20
Net income attributable to Boston Properties, Inc. common shareholders	$91,624	$7,310
Net income attributable to Boston Properties, Inc. per share - diluted	$0.59	$0.05
FFO attributable to Boston Properties, Inc. common shareholders [1]	$243,803	$213,108
Diluted FFO per share [1]	$1.56	$1.37
Dividends per common share	$0.98	$0.98
Funds available for distribution to common shareholders and common unitholders (FAD) [2]	$181,922	$161,274

Selected items:
Revenue	$713,695	$665,089
Recoveries from tenants	$105,866	$99,562
Service income from tenants	$1,037	$1,061
BXP’s Share of revenue [3]	$680,822	$625,972
BXP’s Share of straight-line rent [3,4]	$13,601	$(465)
BXP’s Share of write-offs associated with accrued rent (all of which was included within straight-line rent) [3]	$(693)	$(39,741)
BXP’s Share of write-offs associated with accounts receivable (all of which was included within lease revenue) [3]	$200	$(333)
BXP’s Share of fair value lease revenue [3,5]	$1,206	$1,598
BXP’s Share of termination income [3]	$4,275	$1,227
Ground rent expense	$3,449	$3,451
Capitalized interest	$12,032	$12,552
Capitalized wages	$3,307	$3,303
Income (loss) from unconsolidated joint ventures [6]	$5,225	$(79,700)
BXP’s share of FFO from unconsolidated joint ventures [7]	$13,380	$1,980
Net income attributable to noncontrolling interests in property partnerships	$16,467	$13,980
FFO attributable to noncontrolling interests in property partnerships [8]	$32,924	$29,890

Balance Sheet items:
Above-market rents (included within Prepaid Expenses and Other Assets)	$3,156	$4,365
Below-market rents (included within Other Liabilities)	$25,539	$27,401
Accrued rental income liability (included within Other Liabilities)	$138,761	$125,610

Ratios:
Interest Coverage Ratio (excluding capitalized interest) [9]	3.95	3.38
Interest Coverage Ratio (including capitalized interest) [9]	3.52	3.04
Fixed Charge Coverage Ratio [9]	2.75	2.44
BXP’s Share of Net Debt to BXP’s Share of EBITDAre [10]	7.62	8.07
Change in BXP’s Share of Same Store Net Operating Income (NOI) (excluding termination income) [11]	(5.6)%	(15.1)%
Change in BXP’s Share of Same Store NOI (excluding termination income) - cash [11]	(3.9)%	(7.2)%
FAD Payout Ratio [2]	93.58%	105.24%
Operating Margins [(rental revenue - rental expense)/rental revenue]	63.4%	60.9%
Occupancy of In-Service Properties	88.7%	90.1%

Capitalization:
Consolidated Debt	$12,536,264	$13,047,758
BXP’s Share of Debt [12]	$12,508,876	$13,006,767
Consolidated Market Capitalization	$30,120,367	$29,610,145
Consolidated Debt/Consolidated Market Capitalization	41.62%	44.07%
BXP’s Share of Market Capitalization [12]	$30,092,979	$29,569,154
BXP’s Share of Debt/BXP’s Share of Market Capitalization [12]	41.57%	43.99%
_____________
1For a quantitative reconciliation of FFO attributable to Boston Properties, Inc. common shareholders and Diluted FFO per share, see page 8.
2For a quantitative reconciliation of FAD, see page 10. FAD Payout Ratio equals distributions to common shareholders and unitholders (excluding any special distributions) divided by FAD.
3See the Definitions and Reconciliations sections of this Supplemental package starting on page 57.
4For the three months ended March 31, 2021, includes the straight-line impact of approximately $9,354 related to deferred revenue from a tenant.
5Represents the net adjustment for above- and below-market leases that are amortized over the terms of the respective leases in place at the property acquisition dates.
6For the three months ended December 31, 2020, includes a $60,524 non-cash impairment charge related to the Company’s investment in Dock 72, an unconsolidated joint venture property in Brooklyn, New York in which the Company has a 50% interest. The charge is the result of an increase in costs and an extension of the projected period to fully lease the property due to the COVID-19 pandemic, resulting in a lower current fair value.
7For a quantitative reconciliation for the three months ended March 31, 2021, see page 39.
8For a quantitative reconciliation for the three months ended March 31, 2021, see page 35.

Q1 2021
Financial highlights (continued)
9For a quantitative reconciliation for the three months ended March 31, 2021 and December 31, 2020, see page 33.
10For the three months ended December 31, 2020, includes $158,964 (or $39,741 annualized) of write-offs associated with accrued rent (all of which was included within rental revenue) due to the COVID-19 pandemic. Because annualizing the amount of the write-offs distorts the ratio in such a way that makes period-to-period (including quarterly to annual) comparisons of our leverage more difficult, management believes that annualizing the write-offs is inappropriate in light of the purposes for which it presents these ratios. Excluding these write-offs, BXP’s Share of Net Debt to BXP’s Share of EBITDAre (Annualized) would have been 7.26x for the three months ended December 31, 2020. For additional information and a quantitative reconciliation for the three months ended March 31, 2021 and December 31, 2020, see page 32.
11For a quantitative reconciliation for the three months ended March 31, 2021, see page 13.
12For a quantitative reconciliation for March 31, 2021, see page 29.

Q1 2021
Consolidated Balance Sheets
(unaudited and in thousands)

	31-Mar-21	31-Dec-20
ASSETS
Real estate	$21,955,916	$21,649,383
Construction in progress	794,039	868,773
Land held for future development	421,349	450,954
Right of use assets - finance leases	237,017	237,393
Right of use assets - operating leases	144,143	146,406
Less accumulated depreciation	(5,679,441)	(5,534,102)
Total real estate	17,873,023	17,818,807
Cash and cash equivalents	697,369	1,668,742
Cash held in escrows [1]	251,814	50,587
Investments in securities	39,002	39,457
Tenant and other receivables, net	51,271	77,411
Related party note receivable, net	77,640	77,552
Notes receivable, net	18,891	18,729
Accrued rental income, net	1,145,066	1,122,502
Deferred charges, net	622,649	640,085
Prepaid expenses and other assets	129,102	33,840
Investments in unconsolidated joint ventures	1,307,725	1,310,478
Total assets	$22,213,552	$22,858,190

LIABILITIES AND EQUITY
Liabilities:
Mortgage notes payable, net	$2,904,672	$2,909,081
Unsecured senior notes, net	9,631,592	9,639,287
Unsecured line of credit	—	—
Unsecured term loan, net	—	499,390
Lease liabilities- finance leases	239,361	236,492
Lease liabilities - operating leases	200,383	201,713
Accounts payable and accrued expenses	260,875	336,264
Dividends and distributions payable	171,003	171,082
Accrued interest payable	76,675	106,288
Preferred stock redemption liability [1]	200,000	—
Other liabilities	399,965	412,084
Total liabilities	14,084,526	14,511,681

Commitments and contingencies	—	—

Redeemable deferred stock units	7,679	6,897
Equity:
Stockholders’ equity attributable to Boston Properties, Inc.:
Excess stock, $0.01 par value, 150,000,000 shares authorized, none issued or outstanding	—	—
Preferred stock, $0.01 par value, 50,000,000 shares authorized; 5.25% Series B cumulative redeemable preferred stock, $0.01 par value, liquidation preference $2,500 per share, 92,000 shares authorized, 80,000 shares issued and outstanding at December 31, 2020[1]	—	200,000
Common stock, $0.01 par value, 250,000,000 shares authorized, 156,153,100 and 155,797,725 issued and 156,074,200 and 155,718,825 outstanding at March 31, 2021 and December 31, 2020, respectively	1,561	1,557
Additional paid-in capital	6,392,923	6,356,791
Dividends in excess of earnings	(570,982)	(509,653)
Treasury common stock at cost, 78,900 shares at March 31, 2021 and December 31, 2020	(2,722)	(2,722)
Accumulated other comprehensive loss	(45,139)	(49,890)
Total stockholders’ equity attributable to Boston Properties, Inc.	5,775,641	5,996,083

Noncontrolling interests:
Common units of the Operating Partnership	620,106	616,596
Property partnerships	1,725,600	1,726,933
Total equity	8,121,347	8,339,612

Total liabilities and equity	$22,213,552	$22,858,190
_____________
1On March 2, 2021, Boston Properties, Inc. issued a redemption notice for the Series B Cumulative Redeemable Preferred Stock and recorded it as a liability. On March 31, 2021, Boston Properties transferred the full redemption price to the redemption agent and recorded the amount within Cash held in escrows. On April 1, 2021, the redemption agent paid the redemption price to the holders of the Series B Preferred Stock and completed the redemption.

Q1 2021
Consolidated Income Statements [1]
(unaudited and in thousands, except per share amounts)

	Three Months Ended
	31-Mar-21	31-Dec-20
Revenue
Lease	$685,817	$639,357
Parking and other	14,494	15,903
Insurance proceeds [2]	2,444	—
Hotel revenue	632	464
Development and management services	6,803	6,356
Direct reimbursements of payroll and related costs from management services contracts	3,505	3,009
Total revenue	713,695	665,089
Expenses
Operating	118,516	117,891
Real estate taxes	136,395	138,308
Demolition costs	18	(5)
Restoration expenses related to insurance claim [2]	2,460	—
Hotel operating	2,051	1,178
General and administrative [3]	44,959	31,053
Payroll and related costs from management services contracts	3,505	3,009
Transaction costs	331	277
Depreciation and amortization	176,565	168,013
Total expenses	484,800	459,724
Other income (expense)
Income (loss) from unconsolidated joint ventures [4]	5,225	(79,700)
Gains on sales of real estate	—	5,259
Gains from investments in securities [3]	1,659	4,296
Interest and other income (loss)	1,168	1,676
Losses from early extinguishments of debt	(898)	—
Interest expense	(107,902)	(111,991)
Net income	128,147	24,905
Net income attributable to noncontrolling interests
Noncontrolling interest in property partnerships	(16,467)	(13,980)
Noncontrolling interest - common units of the Operating Partnership [5]	(11,084)	(990)
Net income attributable to Boston Properties, Inc.	100,596	9,935
Preferred dividends [6]	(2,560)	(2,625)
Preferred stock redemption charge [6]	(6,412)	—
Net income attributable to Boston Properties, Inc. common shareholders	$91,624	$7,310

INCOME PER SHARE OF COMMON STOCK (EPS)

Net income attributable to Boston Properties, Inc. per share - basic	$0.59	$0.05
Net income attributable to Boston Properties, Inc. per share - diluted	$0.59	$0.05

_____________
1For information relating to the impact of COVID-19 on the Company’s performance, see pages 3 and 61.
2 Amounts relate to damage at one of the Company’s properties in New York City due to a water main break.
3General and administrative expense includes $1.7 million and $4.3 million and Gains from investments in securities include $1.7 million and $4.3 million for the three months ended March 31, 2021 and December 31, 2020, respectively, related to the Company’s deferred compensation plan.
4For the three months ended December 31, 2020, includes a $60,524 non-cash impairment charge related to the Company’s investment in Dock 72, an unconsolidated joint venture property in Brooklyn, New York in which the Company has a 50% interest. The charge is the result of an increase in costs and an extension of the projected period to fully lease the property due to the COVID-19 pandemic, resulting in a lower current fair value.
5For additional detail, see page 8.
6On March 2, 2021, Boston Properties, Inc. issued a redemption notice for the Series B Cumulative Redeemable Preferred Stock and recorded it as a liability. On March 31, 2021, Boston Properties transferred the full redemption price to the redemption agent and recorded the amount within Cash held in escrows. On April 1, 2021, the redemption agent paid the redemption price to the holders of the Series B Preferred Stock and completed the redemption.

Q1 2021
Funds from operations (FFO) [1]
(unaudited and dollars in thousands, except per share amounts)

	Three Months Ended
	31-Mar-21	31-Dec-20
Net income attributable to Boston Properties, Inc. common shareholders	$91,624	$7,310
Add:
Preferred stock redemption charge	6,412	—
Preferred dividends	2,560	2,625
Noncontrolling interest - common units of the Operating Partnership	11,084	990
Noncontrolling interests in property partnerships	16,467	13,980
Net income	128,147	24,905
Add:
Depreciation and amortization expense	176,565	168,013
Noncontrolling interests in property partnerships' share of depreciation and amortization [2]	(16,457)	(15,910)
BXP's share of depreciation and amortization from unconsolidated joint ventures [3]	18,412	21,168
Corporate-related depreciation and amortization	(440)	(441)
Impairment loss on investment in unconsolidated joint venture	—	60,524
Less:
Gain on sale of investment included within income (loss) from unconsolidated joint ventures	10,257	12
Gains on sales of real estate	—	5,259
Noncontrolling interests in property partnerships	16,467	13,980
Preferred dividends	2,560	2,625
Preferred stock redemption charge	6,412	—
FFO attributable to the Operating Partnership common unitholders (including Boston Properties, Inc.) (Basic FFO) [4]	270,531	236,383
Less:
Noncontrolling interest - common units of the Operating Partnership’s share of FFO	26,728	23,275
FFO attributable to Boston Properties, Inc. common shareholders	$243,803	$213,108

Boston Properties, Inc.’s percentage share of Basic FFO	90.12%	90.15%
Noncontrolling interest’s - common unitholders percentage share of Basic FFO	9.88%	9.85%
Basic FFO per share	$1.56	$1.37
Weighted average shares outstanding - basic	155,928	155,682
Diluted FFO per share	$1.56	$1.37
Weighted average shares outstanding - diluted	156,099	155,731

RECONCILIATION TO DILUTED FFO

	Three Months Ended
	31-Mar-21	31-Dec-20
Basic FFO	$270,531	$236,383
Add:
Effect of dilutive securities - stock-based compensation	—	—
Diluted FFO	270,531	236,383
Less:
Noncontrolling interest - common units of the Operating Partnership’s share of diluted FFO	26,693	23,268
Boston Properties, Inc.’s share of Diluted FFO	$243,838	$213,115

RECONCILIATION OF SHARES/UNITS FOR DILUTED FFO

	Three Months Ended
	31-Mar-21	31-Dec-20
Shares/units for Basic FFO	173,017	172,685
Add:
Effect of dilutive securities - stock-based compensation (shares/units)	171	49
Shares/units for Diluted FFO	173,188	172,734
Less:
Noncontrolling interest - common units of the Operating Partnership’s share of Diluted FFO (shares/units)	17,089	17,003
Boston Properties, Inc.’s share of shares/units for Diluted FFO	156,099	155,731

Boston Properties, Inc.’s percentage share of Diluted FFO	90.13%	90.16%

_____________
1See the Definitions and Reconciliations sections of this Supplemental package starting on page 57.
2For a quantitative reconciliation for the three months ended March 31, 2021, see page 35.

Q1 2021
Funds from operations (FFO) (continued) [1]

3For a quantitative reconciliation for the three months ended March 31, 2021, see page 39.
4Basic FFO for Q1 2021 decreased by $45,669 from $316,200 for Q1 2020. For a reconciliation of Basic FFO to Net income attributable to Boston Properties, Inc. common shareholders for Q1 2020, see page 68. Included in the Q1 2021 amounts are BXP’s Share of: $693 of write-offs associated with accrued rent, net (all of which was included within straight-line rent), $(200) of write-offs associated with accounts receivable, net, a $11,622 decrease in parking and other revenue and a $1,423 decrease in NOI due to limited occupancy at our only hotel. These items decreased Q1 2021 Basic FFO by $13,538. For additional information, see page 61.

Q1 2021
Funds available for distributions (FAD) [1]
(dollars in thousands)

	Three Months Ended
	31-Mar-21	31-Dec-20
Net income attributable to Boston Properties, Inc. common shareholders	$91,624	$7,310
Add:
Preferred stock redemption charge	6,412	—
Preferred dividends	2,560	2,625
Noncontrolling interest - common units of the Operating Partnership	11,084	990
Noncontrolling interests in property partnerships	16,467	13,980
Net income	128,147	24,905
Add:
Depreciation and amortization expense	176,565	168,013
Noncontrolling interests in property partnerships’ share of depreciation and amortization [2]	(16,457)	(15,910)
BXP’s share of depreciation and amortization from unconsolidated joint ventures [3]	18,412	21,168
Corporate-related depreciation and amortization	(440)	(441)
Impairment loss on investment in unconsolidated joint venture	—	60,524
Less:
Gain on sale of investment included within income (loss) from unconsolidated joint ventures	10,257	12
Gains on sales of real estate	—	5,259
Noncontrolling interests in property partnerships	16,467	13,980
Preferred dividends	2,560	2,625
Preferred stock redemption charge	6,412	—
Basic FFO	270,531	236,383
Add:
BXP’s Share of lease transaction costs that qualify as rent inducements 1, [4]	3,026	2,580
BXP’s Share of hedge amortization [1]	1,446	1,446
BXP’s Share of straight-line ground rent expense adjustment [1,5]	1,166	1,216
Stock-based compensation	19,806	7,990
Non-real estate depreciation	440	441
Unearned portion of capitalized fees from consolidated joint ventures [6]	311	704
Non-cash losses from early extinguishments of debt	898	—
Preferred stock redemption charge	6,412	—
Less:
BXP’s Share of straight-line rent [1]	13,601	(465)
BXP’s Share of fair value lease revenue [1,7]	1,206	1,598
BXP’s Share of non-cash termination income adjustment (fair value lease amounts) [1]	—	(11)
BXP’s Share of 2nd generation tenant improvements and leasing commissions [1]	77,681	61,601
BXP’s Share of maintenance capital expenditures [1,8]	29,595	26,730
Hotel improvements, equipment upgrades and replacements	31	33
Funds available for distribution to common shareholders and common unitholders (FAD) [9] (A)	$181,922	$161,274

Distributions to common shareholders and unitholders (excluding any special distributions) (B)	$170,240	$169,719

FAD Payout Ratio[1] (B÷A)	93.58%	105.24%
_____________
1See the Definitions and Reconciliations sections of this Supplemental package starting on page 57.
2For a quantitative reconciliation for the three months ended March 31, 2021, see page 35.
3For a quantitative reconciliation for the three months ended March 31, 2021, see page 39.
4Consists of lease transaction costs that qualify as rent inducements in accordance with GAAP. Lease transaction costs are generally included in 2nd generation tenant improvements and leasing commissions in the period the lease commences.
5Includes the straight-line impact of the Company’s 99-year ground and air rights lease related to the Company’s 100 Clarendon Street garage and Back Bay Transit Station. The Company has allocated contractual ground lease payments aggregating approximately $34.4 million, which it expects to incur by the end of 2023 with no payments thereafter. The Company is recognizing this expense on a straight-line basis over the 99-year term of the ground and air rights lease, see page 4.
6See page 63 for additional information.
7Represents the net adjustment for above- and below-market leases that are amortized over the terms of the respective leases in place at the property acquisition dates.
8Maintenance capital expenditures do not include capital expenditures that are planned at the time of acquisition or capital expenditures incurred in connection with repositioning activities.
9FAD for Q1 2021 decreased by $53,968 from $235,890 for Q1 2020. For a reconciliation of FAD to Net income attributable to Boston Properties, Inc. common shareholders for Q1 2020, see page 69. Included in the Q1 2021 amounts are BXP’s Share of: $(200) of write-offs associated with accounts receivable, net, a $9,135 decrease in lease revenue related to COVID-19 cash rent abatements and deferrals, a $11,622 decrease in parking and other revenue and a $1,423 decrease in NOI due to limited occupancy at our only hotel. These items decreased Q1 2021 FAD by $21,980. For additional information, see page 61.

Q1 2021
Reconciliation of net income attributable to Boston Properties, Inc. common shareholders to BXP’s Share of same property net operating income (NOI)

(in thousands)

	Three Months Ended
	31-Mar-21	31-Mar-20
Net income attributable to Boston Properties, Inc. common shareholders	$91,624	$497,496
Preferred stock redemption charge	6,412	—
Preferred dividends	2,560	2,625
Net income attributable to Boston Properties, Inc.	100,596	500,121
Net income attributable to noncontrolling interests:
Noncontrolling interest - common units of the Operating Partnership	11,084	57,539
Noncontrolling interest in property partnerships	16,467	19,486
Net income	128,147	577,146
Add:
Interest expense	107,902	101,591
Losses from early extinguishments of debt	898	—
Depreciation and amortization expense	176,565	171,094
Transaction costs	331	615
Payroll and related costs from management services contracts	3,505	3,237
General and administrative expense	44,959	36,454
Less:
Interest and other income (loss)	1,168	3,017
Gains (losses) from investments in securities	1,659	(5,445)
Gains on sales of real estate	—	410,165
Income (loss) from unconsolidated joint ventures	5,225	(369)
Direct reimbursements of payroll and related costs from management services contracts	3,505	3,237
Development and management services revenue	6,803	7,879
Net Operating Income (NOI)	443,947	471,653
Add:
BXP’s share of NOI from unconsolidated joint ventures [1]	24,795	28,758
Less:
Partners’ share of NOI from consolidated joint ventures (after income allocation to private REIT shareholders) [2]	44,376	47,661
BXP’s Share of NOI	424,366	452,750
Less:
Termination income	4,269	2,399
BXP’s share of termination income from unconsolidated joint ventures [1]	—	—
Add:
Partners’ share of termination income from consolidated joint ventures [2]	(6)	238
BXP’s Share of NOI (excluding termination income)	$420,091	$450,589

Net Operating Income (NOI)	$443,947	$471,653
Less:
Termination income	4,269	2,399
NOI from non Same Properties (excluding termination income) [3]	8,307	12,955
Same Property NOI (excluding termination income)	431,371	456,299
Less:
Partners’ share of NOI from consolidated joint ventures (excluding termination income and after income allocation to private REIT shareholders) [2]	44,382	47,423
Add:
Partners’ share of NOI from non Same Properties from consolidated joint ventures (excluding termination income and after income allocation to private REIT shareholders) [3]	880	136
BXP’s share of NOI from unconsolidated joint ventures (excluding termination income) [1]	24,795	28,758
Less:
BXP’s share of NOI from non Same Properties from unconsolidated joint ventures (excluding termination income) [3]	3,574	4,495
BXP’s Share of Same Property NOI (excluding termination income)	$409,090	$433,275
_____________
1For a quantitative reconciliation for the three months ended March 31, 2021, see page 66.
2For a quantitative reconciliation for the three months ended March 31, 2021, see pages 63-64.
3Pages 23-26 indicate by footnote the properties that are not included as part of Same Property NOI. In addition, Same Properties exclude properties that were sold prior to March 31, 2021 and therefore are no longer a part of the Company’s property portfolio.

Q1 2021
Reconciliation of net income attributable to Boston Properties, Inc. common shareholders to BXP’s Share of same property net operating income (NOI) - cash
(in thousands)

	Three Months Ended
	31-Mar-21	31-Mar-20
Net income attributable to Boston Properties, Inc. common shareholders	$91,624	$497,496
Preferred stock redemption charge	6,412	—
Preferred dividends	2,560	2,625
Net income attributable to Boston Properties, Inc.	100,596	500,121
Net income attributable to noncontrolling interests:
Noncontrolling interest - common units of the Operating Partnership	11,084	57,539
Noncontrolling interest in property partnerships	16,467	19,486
Net income	128,147	577,146
Add:
Interest expense	107,902	101,591
Losses from early extinguishments of debt	898	—
Depreciation and amortization expense	176,565	171,094
Transaction costs	331	615
Payroll and related costs from management services contracts	3,505	3,237
General and administrative expense	44,959	36,454
Less:
Interest and other income (loss)	1,168	3,017
Gains (losses) from investments in securities	1,659	(5,445)
Gains on sales of real estate	—	410,165
Income (loss) from unconsolidated joint ventures	5,225	(369)
Direct reimbursements of payroll and related costs from management services contracts	3,505	3,237
Development and management services revenue	6,803	7,879
Net Operating Income (NOI)	443,947	471,653
Less:
Straight-line rent [1]	7,730	31,430
Fair value lease revenue	653	2,991
Termination income	4,269	2,399
Add:
Straight-line ground rent expense adjustment [2]	765	811
Lease transaction costs that qualify as rent inducements [3]	1,859	2,399
NOI - cash (excluding termination income)	433,919	438,043
Less:
NOI - cash from non Same Properties (excluding termination income) [4]	24,220	12,995
Same Property NOI - cash (excluding termination income)	409,699	425,048
Less:
Partners’ share of NOI - cash from consolidated joint ventures (excluding termination income and after income allocation to private REIT shareholders) [5]	49,973	42,050
Add:
Partners’ share of NOI - cash from non Same Properties from consolidated joint ventures (excluding termination income and after income allocation to private REIT shareholders) [4]	8,517	205
BXP’s share of NOI - cash from unconsolidated joint ventures (excluding termination income) [6]	25,363	25,020
Less:
BXP’s share of NOI - cash from non Same Properties from unconsolidated joint ventures (excluding termination income) [4]	4,903	3,906
BXP’s Share of Same Property NOI - cash (excluding termination income)	$388,703	$404,317
_____________
1For the three months ended March 31, 2021, includes the straight-line impact of approximately $17,007 related to deferred revenue from a tenant.
2In light of the front-ended, uneven rental payments required by the Company’s 99-year ground and air rights lease for the 100 Clarendon Street garage and Back Bay Transit Station in Boston, MA, and to make period-to-period comparisons more meaningful to investors, the adjustment does not include the straight-line impact of approximately $167 and $165 for the three months ended March 31, 2021 and 2020, respectively. As of March 31, 2021, the Company has remaining lease payments aggregating approximately $25.9 million, all of which it expects to incur by the end of 2023 with no payments thereafter. Under GAAP, the Company recognizes expense of $(87) per quarter on a straight-line basis over the term of the lease. However, unlike more traditional ground and air rights leases, the timing and amounts of the rental payments by the Company correlate to the uneven timing and funding by the Company of capital expenditures related to improvements at Back Bay Transit Station. As a result, the amounts excluded from the adjustment each quarter through 2023 may vary significantly.
3Consists of lease transaction costs that qualify as rent inducements in accordance with GAAP. Lease transaction costs are generally included in 2nd generation tenant improvements and leasing commissions in the Company’s FAD calculation on page 10.
4Pages 23-26 indicate by footnote the properties that are not included as part of Same Property NOI. In addition, Same Properties exclude properties that were sold prior to March 31, 2021 and therefore are no longer a part of the Company’s property portfolio.
5For a quantitative reconciliation for the three months ended March 31, 2021, see page 64.
6For a quantitative reconciliation for the three months ended March 31, 2021, see page 66.

Q1 2021
Same property net operating income (NOI) by reportable segment
(dollars in thousands)

	Office [1]				Hotel & Residential
	Three Months Ended		$	%	Three Months Ended		$	%
	31-Mar-21	31-Mar-20	Change	Change	31-Mar-21	31-Mar-20	Change	Change
Rental Revenue [2]	$678,526	$703,451			$9,486	$16,781
Less: Termination income	4,269	2,385			—	—
Rental revenue (excluding termination income) [2]	674,257	701,066	$(26,809)	(3.8)%	9,486	16,781	$(7,295)	(43.5)%
Less: Operating expenses and real estate taxes	245,880	250,663	(4,783)	(1.9)%	6,492	10,885	(4,393)	(40.4)%
NOI (excluding termination income) [2,3]	$428,377	$450,403	$(22,026)	(4.9)%	$2,994	$5,896	$(2,902)	(49.2)%

Rental revenue (excluding termination income) [2]	$674,257	$701,066	$(26,809)	(3.8)%	$9,486	$16,781	$(7,295)	(43.5)%
Less: Straight-line rent and fair value lease revenue	24,264	34,459	(10,195)	(29.6)%	33	(139)	172	123.7%
Add: Lease transaction costs that qualify as rent inducements [4]	1,859	2,258	(399)	(17.7)%	—	—	—	—%
Subtotal	651,852	668,865	(17,013)	(2.5)%	9,453	16,920	(7,467)	(44.1)%
Less: Operating expenses and real estate taxes	245,880	250,663	(4,783)	(1.9)%	6,492	10,885	(4,393)	(40.4)%
Add: Straight-line ground rent expense [5]	766	811	(45)	(5.5)%	—	—	—	—%
NOI - cash (excluding termination income) 2, [3]	$406,738	$419,013	$(12,275)	(2.9)%	$2,961	$6,035	$(3,074)	(50.9)%

	Consolidated Total [1,6] (A)				BXP’s share of Unconsolidated Joint Ventures [6] (B)
	Three Months Ended		$	%	Three Months Ended		$	%
	31-Mar-21	31-Mar-20	Change	Change	31-Mar-21	31-Mar-20	Change	Change
Rental Revenue [2]	$688,012	$720,232			$33,346	$37,319
Less: Termination income	4,269	2,385			—	—
Rental revenue (excluding termination income) [2]	683,743	717,847	$(34,104)	(4.8)%	33,346	37,319	$(3,973)	(10.6)%
Less: Operating expenses and real estate taxes	252,372	261,548	(9,176)	(3.5)%	12,125	13,056	(931)	(7.1)%
NOI (excluding termination income) [2,3]	$431,371	$456,299	$(24,928)	(5.5)%	$21,221	$24,263	$(3,042)	(12.5)%

Rental revenue (excluding termination income) [2]	$683,743	$717,847	$(34,104)	(4.8)%	$33,346	$37,319	$(3,973)	(10.6)%
Less: Straight-line rent and fair value lease revenue	24,297	34,320	(10,023)	(29.2)%	1,031	3,991	(2,960)	(74.2)%
Add: Lease transaction costs that qualify as rent inducements [4]	1,859	2,258	(399)	(17.7)%	270	842	(572)	(67.9)%
Subtotal	$661,305	$685,785	(24,480)	(3.6)%	32,585	34,170	(1,585)	(4.6)%
Less: Operating expenses and real estate taxes	252,372	261,548	(9,176)	(3.5)%	12,125	13,056	(931)	(7.1)%
Add: Straight-line ground rent expense [5]	766	811	(45)	(5.5)%	—	—	—	—%
NOI - cash (excluding termination income) 2, [3]	$409,699	$425,048	$(15,349)	(3.6)%	$20,460	$21,114	$(654)	(3.1)%

	Partners’ share of Consolidated Joint Ventures [6] (C)				BXP’s Share [3,6,7,8,9]
	Three Months Ended		$	%	Three Months Ended		$	%
	31-Mar-21	31-Mar-20	Change	Change	31-Mar-21	31-Mar-20	Change	Change
Rental Revenue [2]	$74,072	$77,178			$647,286	$680,373
Less: Termination income	(6)	238			4,275	2,147
Rental revenue (excluding termination income) [2]	74,078	76,940	$(2,862)	(3.7)%	643,011	678,226	$(35,215)	(5.2)%
Less: Operating expenses and real estate taxes	30,576	29,653	923	3.1%	233,921	244,951	(11,030)	(4.5)%
NOI (excluding termination income) [2,3]	$43,502	$47,287	$(3,785)	(8.0)%	$409,090	$433,275	$(24,185)	(5.6)%

Rental revenue (excluding termination income) [2]	$74,078	$76,940	$(2,862)	(3.7)%	$643,011	$678,226	$(35,215)	(5.2)%
Less: Straight-line rent and fair value lease revenue	2,297	5,668	(3,371)	(59.5)%	23,031	32,643	(9,612)	(29.4)%
Add: Lease transaction costs that qualify as rent inducements [4]	251	226	25	11.1%	1,878	2,874	(996)	(34.7)%
Subtotal	72,032	71,498	534	0.7%	621,858	648,457	(26,599)	(4.1)%
Less: Operating expenses and real estate taxes	30,576	29,653	923	3.1%	233,921	244,951	(11,030)	(4.5)%
Add: Straight-line ground rent expense [5]	—	—	—	—%	766	811	(45)	(5.5)%
NOI - cash (excluding termination income) 2, [3]	$41,456	$41,845	$(389)	(0.9)%	$388,703	$404,317	$(15,614)	(3.9)%
___________________
1Includes 100% share of consolidated joint ventures that are a Same Property.
2See the Definitions and Reconciliations sections of this Supplemental package starting on page 57.
3For a quantitative reconciliation of net income attributable to Boston Properties, Inc. common shareholders to net operating income (NOI) (excluding termination income) and NOI - cash (excluding termination income), see pages 11-12.
4Consists of lease transaction costs that qualify as rent inducements in accordance with GAAP. Lease transaction costs are generally included in 2nd generation tenant improvements and leasing commissions in the Company’s FAD calculation on page 10.
5Excludes the straight-line impact of approximately $167 and $165 for the three months ended March 31, 2021 and 2020, respectively, in connection with the Company’s 99-year ground and air rights lease at 100 Clarendon Street garage and Back Bay Transit Station. For additional information, see page 12.

Q1 2021
Same property net operating income (NOI) by reportable segment (continued)

6For the three months ended March 31, 2021, includes write-offs associated with accounts receivable, net of approximately $(208) for Consolidated Total, $1 for Partners’ share of Consolidated Joint Ventures, $7 for BXP’s share of Unconsolidated Joint Ventures and $(200) for BXP’s Share, primarily related to COVID-19. For the three months ended March 31, 2021, includes write-offs associated with straight-line rent, net of approximately $586 for Consolidated Total, $31 for Partners’ share of Consolidated Joint Ventures, $138 for BXP’s share of Unconsolidated Joint Ventures and $693 for BXP’s Share, primarily related to COVID-19. For additional information, see page 61.
7BXP’s Share equals (A) + (B) - (C).
8BXP’s Share of Same Store NOI (excluding termination income) was $24,185 less, compared to Q1 2020. Included in Q1 2021 are BXP’s Share of $693 of write-offs associated with accrued rent, net, $(200) of write-offs associated with accounts receivable, net, $11,215 decrease in parking and other revenue and a $1,423 decrease in NOI due to limited occupancy at our only hotel. These items decreased BXP’s Share of Same Store NOI (excluding termination income) by $13,131. For additional information, see page 61.
9BXP’s Share of Same Store NOI-cash (excluding termination income) was $15,614 less, compared to Q1 2020. Included in Q1 2021 are BXP’s Share of $(200) of write-offs associated with accounts receivable, net, $9,135 decrease in lease revenue related to COVID-19 cash rent abatements and deferrals, $11,215 decrease in parking and other revenue and a $1,423 decrease in NOI due to limited occupancy at our only hotel. These items decreased BXP’s Share of Same Store NOI-cash (excluding termination income) by $21,573. For additional information, see page 61.

Q1 2021
Capital expenditures, tenant improvement costs and leasing commissions
(dollars in thousands, except PSF amounts)

CAPITAL EXPENDITURES

	Three Months Ended
	31-Mar-21	31-Dec-20
Maintenance capital expenditures	$30,789	$27,253
Planned capital expenditures associated with acquisition properties	—	—
Repositioning capital expenditures	11	86
Hotel improvements, equipment upgrades and replacements	31	33
Subtotal	30,831	27,372
Add:
BXP’s share of maintenance capital expenditures from unconsolidated joint ventures (JVs)	323	36
BXP’s share of planned capital expenditures associated with acquisition properties from unconsolidated JVs	1,551	1,411
BXP’s share of repositioning capital expenditures from unconsolidated JVs	—	322
Less:
Partners’ share of maintenance capital expenditures from consolidated JVs	1,517	559
Partners’ share of planned capital expenditures associated with acquisition properties from consolidated JVs	—	—
Partners’ share of repositioning capital expenditures from consolidated JVs	—	(26)
BXP’s Share of Capital Expenditures [1]	$31,188	$28,608

2nd GENERATION TENANT IMPROVEMENTS AND LEASING COMMISSIONS 2

	Three Months Ended
	31-Mar-21	31-Dec-20
Square feet	1,095,513	935,144
Tenant improvements and lease commissions PSF	$82.44	$68.87

___________________
1See the Definitions and Reconciliations sections of this Supplemental package starting on page 57.
2Includes 100% of unconsolidated joint ventures.

Q1 2021
Acquisitions and dispositions
For the period from January 1, 2021 through March 31, 2021
(dollars in thousands)

ACQUISITIONS

Investment
Property	Location	Date Acquired	Square Feet	Initial	Anticipated Future	Total	In-service Leased (%)

N/A			—	$—	$—	$—	N/A

Total Acquisitions			—	$—	$—	$—	—%

DISPOSITIONS

Property	Location	Date Disposed	Square Feet	Gross Sales Price	Net Cash Proceeds	Book Gain
Annapolis Junction Buildings Six and Seven [1]	Annapolis, MD	March 30, 2021	246,568	$65,948	$17,600	$10,257

Total Dispositions			246,568	$65,948	$17,600	$10,257

________________
1Completed the sale of Annapolis Junction Buildings Six and Seven, two Class A office properties in Annapolis, Maryland totaling approximately 247,000 square feet, for a gross sales price of approximately $65.9 million. The Company had a 50% ownership interest in the joint venture that owned the properties. Net cash proceeds to the Company totaled approximately $17.6 million after repayment of the Company's share of debt totaling approximately $15.1 million. With the sale of Annapolis Junction Buildings Six and Seven, the Company no longer has any assets in Annapolis, Maryland.

Q1 2021
Construction in progress
as of March 31, 2021
(dollars in thousands)

CONSTRUCTION IN PROGRESS 1

	Actual/Estimated				BXP’s share
	Initial Occupancy	Stabilization Date		Square Feet	Investment to Date [2]	Estimated Total Investment [2]	Total Financing	Amount Drawn at 3/31/2021	Estimated Future Equity Requirement [2]	Percentage Leased [3]		Percentage placed in-service [4]	Net Operating Income (Loss) [5] (BXP’s share)
Construction Properties			Location
Office
325 Main Street	Q3 2022	Q3 2022	Cambridge, MA	420,000	$217,456	$418,400	$—	$—	$200,944	90%		—%	N/A
100 Causeway Street (50% ownership)	Q3 2021	Q3 2022	Boston, MA	632,000	202,068	267,300	200,000	125,306	—	94%		—%	N/A
7750 Wisconsin Avenue (Marriott International Headquarters) (50% ownership)	Q2 2022	Q2 2022	Bethesda, MD	734,000	159,250	198,900	127,500	90,229	2,379	100%		—%	N/A
Reston Next	Q1 2022	Q4 2023	Reston, VA	1,062,000	422,881	715,300	—	—	292,419	85%		—%	N/A
2100 Pennsylvania Avenue	Q3 2022	Q3 2024	Washington, DC	480,000	157,235	356,100	—	—	198,865	56%		—%	N/A
Total Office Properties under Construction				3,328,000	1,158,890	1,956,000	327,500	215,535	694,607	86%		—%	—

Lab/Life Sciences
200 West Street (Redevelopment) [6]	Q4 2021	Q4 2021	Waltham, MA	138,000	18,116	47,800	—	—	29,684	100%		—%	N/A
880 Winter Street (Redevelopment)	Q3 2023	Q2 2024	Waltham, MA	224,000	1,634	108,000	—	—	106,366	—%		—%	N/A
751 Gateway (49% ownership)	Q1 2023	Q3 2024	South San Francisco, CA	229,000	15,420	127,600	—	—	112,180	—%		—%	N/A
180 CityPoint	Q1 2024	Q4 2024	Waltham, MA	329,000	20,382	274,700	—	—	254,318	—%		—%	N/A
Total Lab/Life Sciences Properties under Construction				920,000	55,552	558,100	—	—	502,548	15%		—%	—

Other
The Prudential Center Observatory (Redevelopment)	Q2 2023	N/A	Boston, MA	59,000	25,018	182,300	—	—	157,282	N/A		—%
Total Properties Under Construction				4,307,000	$1,239,460	$2,696,400	$327,500	$215,535	$1,354,437	71%	[7]	—%	—

PROJECTS FULLY PLACED IN-SERVICE DURING 2021

	Actual/Estimated				BXP’s share
						Estimated Total Investment [2]		Amount Drawn at 3/31/2021	Estimated Future Equity Requirement [2]		Net Operating Income (Loss) [5]
	Initial Occupancy	Stabilization Date		Square feet	Investment to Date [2]		Total Financing			Percentage Leased [3]
			Location
One Five Nine East 53rd (55% Ownership)	Q1 2021	Q1 2021	New York, NY	220,000	$139,480	$150,000	$—	$—	$10,520	96%	$1,957
Total Projects Fully Placed In-Service				220,000	$139,480	$150,000	$—	$—	$10,520	96%	$1,957
_____________
1A project is classified as Construction in Progress when (1) construction or supply contracts have been signed, physical improvements have commenced or a lease has been signed and (2) capitalized interest has commenced.
2Includes income (loss) and interest carry on debt and equity investment.
3Represents percentage leased as of April 23, 2021, including leases with future commencement dates.
4Represents the portion of the project that no longer qualifies for capitalization of interest in accordance with GAAP.
5Amounts represent Net Operating Income (Loss) for the three months ended March 31, 2021. See the Definitions and Reconciliations sections of this Supplemental package starting on page 57.
6Represents a portion of the property under redevelopment for conversion to laboratory space.
7 Total percentage leased excludes Other.

Q1 2021
Land parcels and purchase options
as of March 31, 2021

OWNED LAND PARCELS

Location	Approximate Developable Square Feet [1]
Reston, VA 2	2,938,000
San Jose, CA 3	2,199,000
New York, NY (25% Ownership)	2,000,000
Princeton, NJ	1,650,000
San Jose, CA (55% Ownership)	1,078,000
San Francisco, CA	850,000
Washington, DC (50% ownership)	520,000
Springfield, VA	422,000
South San Francisco, CA (50% Ownership)	411,000
Santa Clara, CA [3]	414,000
Dulles, VA	310,000
Waltham, MA	276,000
El Segundo, CA (50% Ownership)	275,000
Total	13,343,000

VALUE CREATION PIPELINE - LAND PURCHASE OPTIONS

Location	Approximate Developable Square Feet [1]
Cambridge, MA [4]	1,400,000
Boston, MA	1,300,000
Waltham, MA [5]	1,200,000
Total	3,900,000

__________________
1Represents 100%.
2During the fourth quarter of 2020, a ground lease commenced with a hotel developer to lease approximately 200,000 square feet from the Company. Construction is contingent on the developer’s ability to obtain construction financing.
3Excludes the existing square footage at in-service properties being held for future re-development as listed and noted on page 25.
4 Represents development rights secured in exchange for developing a utility substation in Kendall Square.
5The Company expects to be a 50% partner in the future development of these sites.

Q1 2021
Leasing activity
for the three months ended March 31, 2021

ALL IN-SERVICE PROPERTIES

Net (increase)/decrease in available space (SF)	Total
Vacant space available at the beginning of the period	4,517,385
Less:
Property dispositions/properties taken out of service [1]	104,613
Add:
Properties placed (and partially placed) in-service [2]	227,276
Leases expiring or terminated during the period	1,788,666
Total space available for lease	6,428,714

1st generation leases	201,402
2nd generation leases with new tenants	602,497
2nd generation lease renewals	493,016
Total space leased	1,296,915

Vacant space available for lease at the end of the period	5,131,799
Net (increase)/decrease in available space	(614,414)

Second generation leasing information: [3]
Leases commencing during the period (SF)	1,095,513
Weighted average lease term (months)	84
Weighted average free rent period (days)	137
Total transaction costs per square foot [4]	$82.44
Increase (decrease) in gross rents [5]	9.47%
Increase (decrease) in net rents [6]	14.67%

	All leases (SF)			Incr (decr) in 2nd generation cash rents [6]		Total square feet of leases executed in the quarter [8,9]
	1st generation	2nd generation	total [7]	gross [5]	net [6]
Boston	6,076	251,939	258,015	25.12%	42.76%	164,734
Los Angeles	—	42,936	42,936	14.37%	24.33%	83,080
New York	195,326	194,688	390,014	(0.05)%	(0.09)%	50,438
San Francisco	—	40,131	40,131	13.46%	18.32%	167,276
Washington, DC	—	565,819	565,819	2.74%	4.03%	126,287
Total / Weighted Average	201,402	1,095,513	1,296,915	9.47%	14.67%	591,815

_____________
1Total square feet of property disposition in Q1 2021 consists of 29,595 square feet due to sale of Annapolis Junction Building Six. Total square feet of properties taken out of service in Q1 2021 consists of 34,290 square feet at 880 Winter Street and 40,728 square feet at 800 Boylston Street - Prudential Center, both due to redevelopment.
2Total square feet of properties placed (and partially placed) in-service in Q1 2021 consists of 195,326 square feet of office and 31,950 square feet of retail at One Five Nine East 53rd in New York City.
3Second generation leases are defined as leases for space that had previously been leased by the Company. Of the 1,095,513 square feet of second generation leases that commenced in Q1 2021, leases for 1,011,835 square feet were signed in prior periods.
4Total transaction costs include tenant improvements and leasing commissions, but exclude free rent concessions.
5Represents the increase/(decrease) in gross rent (base rent plus expense reimbursements) on the new vs. expired leases on the 735,432 square feet of second generation leases that had been occupied within the prior 12 months; excludes leases that management considers temporary because the tenant is not expected to occupy the space on a long-term basis (e.g., the tenant is occupying “swing space”).
6Represents the increase/(decrease) in net rent (gross rent less operating expenses) on the new vs. expired leases on the 735,432 square feet of second generation leases that had been occupied within the prior 12 months; excludes leases that management considers temporary because the tenant is not expected to occupy the space on a long-term basis (e.g., the tenant is occupying “swing space”).
7Represents leases for which rental revenue recognition commenced in accordance with GAAP during the quarter.
8Amounts shown in this column exclude COVID-19 related lease modifications covering an aggregate of approximately 208,000 square feet that were executed in the first quarter of 2021 to provide cash rent deferral and/or abatement in the aggregate amount of approximately $3.3 million (BXP’s Share) in the first quarter. Of these lease modifications, the lease terms associated with 67,387 square feet were extended for a period of 12 or more months. In addition, COVID-19 related lease modifications from the second through fourth quarters of 2020 provide cash rent and/or abatement in the aggregate amount of approximately $6.9 million (BXP’s Share) in the first quarter representing BXP’s Share. For additional information, see page 61.
9Represents leases executed in the quarter for which the Company either (1) commenced rental revenue recognition in such quarter or (2) will commence rental revenue recognition in subsequent quarters, in accordance with GAAP, and includes leases at properties currently under development. The total square feet of leases executed in the current quarter for which the Company recognized rental revenue in the current quarter is 86,652.

Q1 2021
Portfolio overview
for the three months ended March 31, 2021
(dollars in thousands)

Rentable square footage of in-service properties by location and unit type 1, 2

	Office	Retail	Residential	Hotel	Total
Boston	13,570,286	1,064,888	550,114	330,000	15,515,288
Los Angeles	2,180,692	124,932	—	—	2,305,624
New York	11,355,478	418,738	—	—	11,774,216
San Francisco	7,498,378	343,810	318,171	—	8,160,359
Washington, DC	8,060,317	661,581	822,436	—	9,544,334
Total	42,665,151	2,613,949	1,690,721	330,000	47,299,821
% of Total	90.20%	5.53%	3.57%	0.70%	100.00%

Rental revenue of in-service properties by unit type 1

	Office	Retail [3]	Residential	Hotel [4]	Total
Consolidated	$637,504	$56,843	$8,486	$554	$703,387
Less:
Partners’ share from consolidated joint ventures [5]	66,915	8,361	—	—	75,276
Add:
BXP’s share from unconsolidated joint ventures [6]	38,562	2,588	1,139	—	42,289
BXP’s Share of Rental revenue [1]	$609,151	$51,070	$9,625	$554	$670,400
% of Total	90.86%	7.62%	1.44%	0.08%	100.00%

Percentage of BXP’s Share of net operating income (NOI) (excluding termination income) by location 1, 7

	CBD	Suburban	Total
Boston	25.57%	7.53%	33.10%
Los Angeles	3.38%	—%	3.38%
New York	25.19%	2.36%	27.55%
San Francisco	18.89%	3.06%	21.95%
Washington, DC	5.06%	8.96%	14.02%
Total	78.09%	21.91%	100.00%

_____________
1See the Definitions and Reconciliations sections of this Supplemental package starting on page 57.
2Includes 100% of the rentable square footage of the Company’s In-Service Properties. For additional detail relating to the Company’s In-Service Properties, see pages 23-26.
3Includes the impact of write-offs associated with accounts receivable, net of approximately $(208), $1, $7 and $(200) for Consolidated, Partners’ share from consolidated joint ventures, BXP’s share of unconsolidated joint ventures and BXP’s Share of Rental Revenue, respectively. Includes the impact of write-offs associated with accrued rent, net of approximately $586, $31, $138 and $693 for Consolidated, Partners’ share from consolidated joint ventures, BXP’s share of unconsolidated joint ventures and BXP’s Share of Rental Revenue, respectively.
4Excludes approximately $78 of revenue from retail tenants that is included in Retail.
5See page 64 for additional information.
6See page 66 for additional information.
7BXP’s Share of NOI (excluding termination income) is a non-GAAP financial measure. For a quantitative reconciliation of net income attributable to Boston Properties, Inc. common shareholders to BXP’s Share of NOI (excluding termination income), see page 11.

Q1 2021
Residential and hotel performance
(dollars in thousands, except rental rates)

RESULTS OF OPERATIONS

	Residential [1]		Hotel [2]
	Three Months Ended		Three Months Ended
	31-Mar-21	31-Dec-20	31-Mar-21	31-Dec-20
Rental Revenue [3]	$9,175	$9,069	$632	$464
Less: Operating expenses and real estate taxes	6,127	5,754	2,051	1,178
Net Operating Income (Loss) (NOI) [3]	3,048	3,315	(1,419)	(714)
Add: BXP’s share of NOI from unconsolidated joint ventures	40	449	N/A	N/A
BXP’s Share of NOI [3]	$3,088	$3,764	$(1,419)	$(714)

Rental Revenue [3]	$9,175	$9,069	$632	$464
Less: Straight line rent and fair value lease revenue	38	248	(5)	(6)
Subtotal	9,137	8,821	637	470
Less: Operating expenses and real estate taxes	6,127	5,754	2,051	1,178
NOI - cash basis [3]	3,010	3,067	(1,414)	(708)
Add: BXP’s share of NOI-cash from unconsolidated joint ventures	40	449	N/A	N/A
BXP’s Share of NOI - cash basis [3]	$3,050	$3,516	$(1,414)	$(708)

RENTAL RATES AND OCCUPANCY - Year-over-Year

	Residential Units	Three Months Ended		Percent Change
		31-Mar-21	31-Mar-20
BOSTON

Hub50House (50% ownership), Boston, MA [3,4]	440
Average Monthly Rental Rate		$3,260	$3,219	1.27%
Average Rental Rate Per Occupied Square Foot		$4.52	$5.39	(16.14)%
Average Physical Occupancy		56.82%	27.80%	104.39%
Average Economic Occupancy		49.78%	21.60%	130.46%

Proto Kendall Square, Cambridge, MA [3,5]	280
Average Monthly Rental Rate		$2,585	$3,027	(14.60)%
Average Rental Rate Per Occupied Square Foot		$4.78	$5.56	(14.03)%
Average Physical Occupancy		90.36%	95.48%	(5.36)%
Average Economic Occupancy		88.81%	95.15%	(6.66)%

The Lofts at Atlantic Wharf, Boston, MA [3,5]	86
Average Monthly Rental Rate		$3,474	$4,510	(22.97)%
Average Rental Rate Per Occupied Square Foot		$3.99	$5.04	(20.83)%
Average Physical Occupancy		87.60%	94.96%	(7.75)%
Average Economic Occupancy		84.00%	94.27%	(10.89)%

Boston Marriott Cambridge (437 rooms), Cambridge, MA 2, 5	N/A
Average Occupancy		10.90%	59.60%	(81.71)%
Average Daily Rate		$123.11	$211.35	(41.75)%
Revenue Per Available Room		$13.43	$126.00	(89.34)%

SAN FRANCISCO

The Skylyne, Oakland, CA [3,6]	402
Average Monthly Rental Rate		$2,953	N/A	N/A
Average Rental Rate Per Occupied Square Foot		$3.55	N/A	N/A
Average Physical Occupancy		15.84%	N/A	N/A
Average Economic Occupancy		9.08%	N/A	N/A

Q1 2021
Residential and hotel performance (continued)

RENTAL RATES AND OCCUPANCY - Year-over-Year

	Residential Units	Three Months Ended		Percent Change
		31-Mar-21	31-Mar-20
WASHINGTON, DC

Signature at Reston, Reston, VA [3,5]	508
Average Monthly Rental Rate		$2,265	$2,342	(3.29)%
Average Rental Rate Per Occupied Square Foot		$2.36	$2.51	(5.98)%
Average Physical Occupancy		80.05%	82.22%	(2.64)%
Average Economic Occupancy		75.56%	76.90%	(1.74)%

The Avant at Reston Town Center, Reston, VA [3,5]	359
Average Monthly Rental Rate		$2,287	$2,419	(5.46)%
Average Rental Rate Per Occupied Square Foot		$2.51	$2.67	(5.99)%
Average Physical Occupancy		91.36%	91.46%	(0.11)%
Average Economic Occupancy		90.17%	90.30%	(0.14)%

Total In-Service Residential Units	2,075

_____________
1Includes retail space.
2As a result of COVID-19, the Boston Marriott Cambridge closed in March 2020 and did not re-open until October 2, 2020 and continues to operate with limited occupancy.
3See the Definitions and Reconciliations sections of this Supplemental package starting on page 57.
4This property was completed and fully placed in-service on July 24, 2020 and is in its initial lease-up period with expected stabilization in the first quarter of 2022.
5Excludes retail space.
6This property was completed and fully placed in-service on August 15, 2020 and is in its initial lease-up period with expected stabilization in the third quarter of 2022.

Q1 2021
In-service property listing

as of March 31, 2021
	Sub Market	Number of Buildings	Square Feet	Leased % [1]	Annualized Rental Obligations Per Leased SF [2]
BOSTON
Office
200 Clarendon Street	CBD Boston MA	1	1,768,163	96.3%	$72.63
100 Federal Street (55% ownership)	CBD Boston MA	1	1,238,461	98.2%	63.99
800 Boylston Street - The Prudential Center	CBD Boston MA	1	1,194,810	95.9%	65.75
111 Huntington Avenue - The Prudential Center	CBD Boston MA	1	860,455	92.4%	69.96
Atlantic Wharf Office (55% ownership)	CBD Boston MA	1	793,823	99.8%	77.65
Prudential Center (retail shops) [3,4]	CBD Boston MA	1	594,771	74.0%	97.81
101 Huntington Avenue - The Prudential Center	CBD Boston MA	1	506,476	99.0%	56.37
The Hub on Causeway - Podium (50% ownership) [4,5]	CBD Boston MA	1	382,497	98.3%	61.30
888 Boylston Street - The Prudential Center	CBD Boston MA	1	363,320	100.0%	77.26
Star Market at the Prudential Center [3]	CBD Boston MA	1	57,236	100.0%	59.82
Subtotal		10	7,760,012	95.2%	$70.40

145 Broadway	East Cambridge MA	1	490,086	99.1%	$85.39
355 Main Street	East Cambridge MA	1	259,640	99.0%	76.17
90 Broadway	East Cambridge MA	1	223,771	100.0%	71.37
255 Main Street	East Cambridge MA	1	215,394	97.5%	85.08
300 Binney Street	East Cambridge MA	1	195,191	100.0%	59.07
150 Broadway	East Cambridge MA	1	177,226	100.0%	80.94
105 Broadway	East Cambridge MA	1	152,664	100.0%	68.77
250 Binney Street	East Cambridge MA	1	67,362	100.0%	47.46
University Place	Mid-Cambridge MA	1	195,282	100.0%	54.95
Subtotal		9	1,976,616	99.4%	$73.91

Bay Colony Corporate Center	Route 128 Mass Turnpike MA	4	1,001,136	80.5%	$43.61
Reservoir Place	Route 128 Mass Turnpike MA	1	526,985	80.2%	38.39
140 Kendrick Street	Route 128 Mass Turnpike MA	3	380,991	99.4%	52.82
Weston Corporate Center	Route 128 Mass Turnpike MA	1	356,995	100.0%	56.68
Waltham Weston Corporate Center	Route 128 Mass Turnpike MA	1	301,611	92.7%	40.13
230 CityPoint	Route 128 Mass Turnpike MA	1	296,212	93.9%	41.18
10 CityPoint	Route 128 Mass Turnpike MA	1	241,203	98.1%	57.46
20 CityPoint [6]	Route 128 Mass Turnpike MA	1	211,476	63.2%	51.24
77 CityPoint	Route 128 Mass Turnpike MA	1	209,712	95.8%	48.50
890 Winter Street	Route 128 Mass Turnpike MA	1	173,950	64.5%	42.59
200 West Street [6,7]	Route 128 Mass Turnpike MA	1	134,921	97.9%	36.33
1265 Main Street (50% ownership) [5]	Route 128 Mass Turnpike MA	1	114,969	100.0%	44.89
Reservoir Place North	Route 128 Mass Turnpike MA	1	73,258	100.0%	43.64
195 West Street	Route 128 Mass Turnpike MA	1	63,500	—%	—
The Point [3]	Route 128 Mass Turnpike MA	1	16,300	84.7%	45.33
191 Spring Street	Route 128 Northwest MA	1	170,997	100.0%	44.66
Lexington Office Park	Route 128 Northwest MA	2	166,779	66.1%	30.40
201 Spring Street	Route 128 Northwest MA	1	106,300	100.0%	45.29
33 Hayden Avenue	Route 128 Northwest MA	1	80,876	100.0%	65.22
32 Hartwell Avenue	Route 128 Northwest MA	1	69,154	100.0%	28.18
100 Hayden Avenue	Route 128 Northwest MA	1	55,924	100.0%	45.81
181 Spring Street	Route 128 Northwest MA	1	55,793	100.0%	43.99
92 Hayden Avenue	Route 128 Northwest MA	1	31,100	100.0%	44.27
17 Hartwell Avenue	Route 128 Northwest MA	1	30,000	100.0%	48.46
Subtotal		30	4,870,142	87.3%	$45.64

Boston Office Total:		49	14,606,770	93.1%	$63.13

Residential
Hub50House (440 units) (50% ownership) [5,6]	CBD Boston MA	1	320,444
The Lofts at Atlantic Wharf (86 units)	CBD Boston MA	1	87,097
Proto Kendall Square (280 units)	East Cambridge MA	1	166,717
Boston Residential Total:		3	574,258

Q1 2021
In-service property listing (continued)

as of March 31, 2021
	Sub Market	Number of Buildings	Square Feet	Leased % [1]	Annualized Rental Obligations Per Leased SF [2]
BOSTON (continued)
Hotel
Boston Marriott Cambridge (437 rooms)	East Cambridge MA	1	334,260
Boston Hotel Total:		1	334,260

Boston Total:		53	15,515,288

LOS ANGELES
Office
Colorado Center (50% ownership) [5]	West Los Angeles CA	6	1,128,568	88.1%	$72.53
Santa Monica Business Park (55% ownership) [5]	West Los Angeles CA	14	1,102,652	75.5%	64.54
Santa Monica Business Park Retail (55% ownership) [3,5]	West Los Angeles CA	7	74,404	90.1%	72.02
Subtotal		27	2,305,624	82.2%	$69.02

Los Angeles Total:		27	2,305,624	82.2%	$69.02

NEW YORK
Office
767 Fifth Avenue (The GM Building) (60% ownership) [4]	Plaza District NY	1	1,957,768	90.9%	$166.75
601 Lexington Avenue (55% ownership) [6]	Park Avenue NY	1	1,672,431	96.0%	100.17
399 Park Avenue	Park Avenue NY	1	1,576,437	95.1%	102.04
599 Lexington Avenue	Park Avenue NY	1	1,062,708	99.4%	92.29
Times Square Tower (55% ownership)	Times Square NY	1	1,250,605	82.3%	78.32
250 West 55th Street	Times Square / West Side NY	1	966,979	99.4%	97.86
Dock 72 (50% ownership) [5,6]	Brooklyn NY	1	668,625	33.1%	60.58
510 Madison Avenue	Fifth/Madison Avenue NY	1	355,083	98.4%	143.62
Subtotal		8	9,510,636	89.4%	$111.31

510 Carnegie Center	Princeton NJ	1	234,160	—%	$—
206 Carnegie Center	Princeton NJ	1	161,763	100.0%	36.00
210 Carnegie Center	Princeton NJ	1	159,468	79.2%	37.46
212 Carnegie Center	Princeton NJ	1	151,355	76.6%	37.64
214 Carnegie Center	Princeton NJ	1	146,979	38.9%	50.50
506 Carnegie Center	Princeton NJ	1	138,616	82.1%	38.05
508 Carnegie Center	Princeton NJ	1	134,433	100.0%	42.23
202 Carnegie Center	Princeton NJ	1	134,068	91.2%	41.20
804 Carnegie Center	Princeton NJ	1	130,000	100.0%	39.56
504 Carnegie Center	Princeton NJ	1	121,990	100.0%	34.28
101 Carnegie Center	Princeton NJ	1	121,620	100.0%	39.15
502 Carnegie Center	Princeton NJ	1	121,460	100.0%	39.32
701 Carnegie Center	Princeton NJ	1	120,000	100.0%	43.14
104 Carnegie Center	Princeton NJ	1	102,930	63.6%	38.97
103 Carnegie Center	Princeton NJ	1	96,332	58.8%	32.55
105 Carnegie Center	Princeton NJ	1	69,955	50.2%	36.56
302 Carnegie Center	Princeton NJ	1	64,926	89.3%	36.21
211 Carnegie Center	Princeton NJ	1	47,025	100.0%	37.87
201 Carnegie Center	Princeton NJ	—	6,500	100.0%	37.26
Subtotal		18	2,263,580	75.8%	$38.87

New York Total:		26	11,774,216	86.8%	$99.14

SAN FRANCISCO
Office
Salesforce Tower	CBD San Francisco CA	1	1,420,682	100.0%	$104.45
Embarcadero Center Four	CBD San Francisco CA	1	941,326	93.8%	82.25
Embarcadero Center One	CBD San Francisco CA	1	831,298	83.1%	78.05
Embarcadero Center Two	CBD San Francisco CA	1	799,366	87.6%	78.36
Embarcadero Center Three	CBD San Francisco CA	1	786,078	89.8%	77.62

Q1 2021
In-service property listing (continued)

as of March 31, 2021
	Sub Market	Number of Buildings	Square Feet	Leased % [1]	Annualized Rental Obligations Per Leased SF [2]
SAN FRANCISCO (continued)
680 Folsom Street	CBD San Francisco CA	2	524,793	99.1%	70.21
535 Mission Street	CBD San Francisco CA	1	307,235	95.7%	85.72
690 Folsom Street	CBD San Francisco CA	1	26,080	100.0%	66.16
Subtotal		9	5,636,858	93.0%	$85.51

Gateway Commons (54% ownership) [5,6]	South San Francisco CA	6	1,070,227	75.7%	$57.71
Mountain View Research Park	Mountain View CA	15	542,264	76.3%	69.74
2440 West El Camino Real	Mountain View CA	1	141,392	87.2%	86.00
453 Ravendale Drive	Mountain View CA	1	29,620	75.0%	39.02
3625-3635 Peterson Way [8]	Santa Clara CA	1	218,366	100.0%	24.51
North First Business Park [8]	San Jose CA	5	190,636	61.9%	27.34
Subtotal		29	2,192,505	77.8%	$56.11

San Francisco Office Total:		38	7,829,363	88.7%	$78.27

Residential
The Skylyne (402 units) [6]	CBD Oakland CA	1	330,996
San Francisco Residential Total:		1	330,996

San Francisco Total:		39	8,160,359

WASHINGTON, DC
Office
Metropolitan Square (20% ownership) [5]	East End Washington DC	1	657,481	61.5%	$66.89
901 New York Avenue (25% ownership) [5]	East End Washington DC	1	541,990	74.1%	68.09
601 Massachusetts Avenue	East End Washington DC	1	478,818	97.3%	97.12
Market Square North (50% ownership) [5]	East End Washington DC	1	417,979	79.5%	71.65
2200 Pennsylvania Avenue	CBD Washington DC	1	458,831	96.7%	91.15
1330 Connecticut Avenue	CBD Washington DC	1	253,941	89.4%	72.53
Sumner Square	CBD Washington DC	1	209,556	93.7%	55.33
500 North Capitol Street, N.W. (30% ownership) [5]	Capitol Hill Washington DC	1	230,900	98.5%	80.61
Capital Gallery [6]	Southwest Washington DC	1	176,809	89.1%	56.60
Subtotal		9	3,426,305	83.4%	$76.38

South of Market	Reston VA	3	623,250	74.9%	$54.25
Fountain Square	Reston VA	2	505,458	74.8%	53.89
One Freedom Square	Reston VA	1	430,640	66.2%	51.94
Two Freedom Square	Reston VA	1	423,970	100.0%	47.83
One and Two Discovery Square	Reston VA	2	366,989	100.0%	50.33
One Reston Overlook	Reston VA	1	319,519	100.0%	45.51
17Fifty Presidents Street [6]	Reston VA	1	275,809	100.0%	63.89
Reston Corporate Center	Reston VA	2	261,046	100.0%	47.45
Democracy Tower	Reston VA	1	259,441	98.4%	59.37
Fountain Square Retail [3]	Reston VA	1	216,591	86.0%	39.71
Two Reston Overlook	Reston VA	1	134,615	100.0%	48.00
Subtotal		16	3,817,328	87.9%	$51.53

Wisconsin Place Office	Montgomery County MD	1	299,217	82.3%	$60.84
Kingstowne Two	Springfield VA	1	155,995	87.2%	37.92
Kingstowne One	Springfield VA	1	150,957	93.0%	39.51
7601 Boston Boulevard	Springfield VA	1	108,286	100.0%	33.94
7435 Boston Boulevard	Springfield VA	1	103,557	83.4%	25.45
8000 Grainger Court	Springfield VA	1	88,775	—%	—
Kingstowne Retail [3]	Springfield VA	1	88,288	94.3%	41.62
7500 Boston Boulevard	Springfield VA	1	79,971	100.0%	19.38
7501 Boston Boulevard	Springfield VA	1	75,756	100.0%	37.28
7450 Boston Boulevard	Springfield VA	1	62,402	100.0%	17.84

Q1 2021
In-service property listing (continued)

as of March 31, 2021
	Sub Market	Number of Buildings	Square Feet	Leased % [1]		Annualized Rental Obligations Per Leased SF [2]
WASHINGTON, DC (continued)
7374 Boston Boulevard	Springfield VA	1	57,321	100.0%		18.48
8000 Corporate Court	Springfield VA	1	52,539	100.0%		16.27
7451 Boston Boulevard	Springfield VA	1	45,615	67.4%		31.69
7300 Boston Boulevard	Springfield VA	1	32,000	100.0%		23.48
7375 Boston Boulevard	Springfield VA	1	26,865	100.0%		34.20
Subtotal		15	1,427,544	85.3%		$37.01

Washington, DC Office Total:		40	8,671,177	85.7%		$58.66

Residential
Signature at Reston (508 units)	Reston VA	1	517,783
The Avant at Reston Town Center (359 units)	Reston VA	1	355,374
Washington, DC Residential Total:		2	873,157

Washington, DC Total:		42	9,544,334

Total In-Service Properties:		187	47,299,821	88.7%	[9]	$74.40	[9]

_____________
1Represents signed leases for which revenue recognition has commenced in accordance with GAAP.
2See the Definitions and Reconciliations sections of this Supplemental package starting on page 57.
3This is a retail property.
4Includes 145,849 square feet at Prudential Center (retail shops), 66,806 square feet at The Hub on Causeway - Podium and 30,094 square feet at 767 Fifth Avenue (The GM building) of leases terminated by the Company where the tenant is still occupying the space.
5This is an unconsolidated joint venture property.
6Not included in the Same Property analysis. The Company’s One Five Nine East 53rd Street development project, the low-rise portion of 601 Lexington Avenue, was fully placed in-service in February 2021 and excluded from the Company’s Same Property analysis.
7A portion of this property is under redevelopment. For additional detail, see page 17.
8Property held for redevelopment.
9Excludes Hotel and Residential properties. For additional detail, see pages 21-22.

Q1 2021
Top 20 tenants listing and portfolio tenant diversification
as of March 31, 2021
TOP 20 TENANTS

No.	Tenant	BXP’s Share of Annualized Rental Obligations [1]	Weighted Average Remaining Lease Term (years) [2]
1	salesforce.com	3.62%	10.8
2	Arnold & Porter Kaye Scholer	3.04%	13.2
3	Akamai Technologies	2.23%	13.6
4	Biogen	1.81%	5.6
5	Shearman & Sterling	1.62%	12.6
6	Kirkland & Ellis	1.55%	16.2
7	Ropes & Gray	1.46%	9.3
8	WeWork	1.39%	12.4
9	Google	1.38%	16.4
10	Weil Gotshal & Manges	1.23%	13.1
11	Microsoft	1.19%	10.7
12	Wellington Management	1.16%	6.2
13	Millennium Management	1.16%	9.8
14	US Government	1.13%	4.6
15	Aramis (Estee Lauder)	1.08%	16.3
16	Morrison & Foerster	0.93%	9.4
17	O’Melveny & Myers	0.88%	3.7
18	Bank of America	0.85%	14.7
19	Mass Financial Services	0.84%	6.9
20	Under Armour	0.81%	13.0
	BXP’s Share of Annualized Rental Obligations	29.37%
	BXP’s Share of Square Feet [1]	23.24%
	Weighted Average Remaining Lease Term (years)		11.2

NOTABLE SIGNED DEALS 3

Tenant	Property	Square Feet
Marriott International	7750 Wisconsin Avenue	734,000
Fannie Mae	Reston Next	703,000
Verizon	100 Causeway Street	440,000
Google	325 Main Street	379,000
Wilmer Cutler Pickering Hale	2100 Pennsylvania Avenue	268,000
Volkswagen Group of America	Reston Next	196,000
Translate Bio	200 West Street	138,000
TENANT DIVERSIFICATION 2

_____________
1See the Definitions and Reconciliations sections of this Supplemental package starting on page 57.
2Based on BXP’s Share of Annualized Rental Obligations.
3Represents leases signed with occupancy commencing in the future. The number of square feet is an estimate.

Q1 2021
Occupancy by location
as of March 31, 2021

TOTAL IN-SERVICE OFFICE PROPERTIES 1 - Quarter-over-Quarter

	CBD		Suburban		Total
Location	31-Mar-21	31-Dec-20	31-Mar-21	31-Dec-20	31-Mar-21	31-Dec-20
Boston	96.1%	98.0%	87.3%	88.6%	93.1%	94.8%
Los Angeles	82.2%	93.5%	—%	—%	82.2%	93.5%
New York	89.4%	90.0%	75.8%	76.6%	86.8%	87.4%
San Francisco	93.0%	95.0%	77.8%	80.7%	88.7%	91.0%
Washington, DC	83.4%	83.7%	87.2%	84.8%	85.7%	84.4%
Total Portfolio	91.0%	93.1%	84.0%	84.2%	88.7%	90.1%

SAME PROPERTY OFFICE PROPERTIES 1, 2 - Year-over-Year

	CBD		Suburban		Total
Location	31-Mar-21	31-Mar-20	31-Mar-21	31-Mar-20	31-Mar-21	31-Mar-20
Boston	96.1%	99.1%	88.4%	91.2%	93.6%	96.5%
Los Angeles	82.2%	95.9%	—%	—%	82.2%	95.9%
New York	93.8%	96.1%	75.8%	86.2%	90.1%	94.1%
San Francisco	93.0%	97.9%	79.8%	84.8%	90.8%	95.7%
Washington, DC	83.0%	82.6%	86.5%	86.4%	85.1%	84.9%
Total Portfolio	92.3%	95.9%	84.7%	87.9%	90.0%	93.5%

_____________
1Represents signed leases for which revenue recognition has commenced in accordance with GAAP. Includes 100% of joint venture properties. Does not include residential units and hotel.
2See the Definitions and Reconciliations sections of this Supplemental package starting on page 57.

Q1 2021
Capital structure
(in thousands, except percentages)

CONSOLIDATED DEBT

Aggregate Principal
Mortgage Notes Payable	$2,926,612
Unsecured Line of Credit	—
Unsecured Senior Notes, at face value	9,700,000
Outstanding Principal	12,626,612
Discount on Unsecured Senior Notes	(18,736)
Deferred Financing Costs, Net	(71,612)
Consolidated Debt	$12,536,264
MORTGAGE NOTES PAYABLE

		Interest Rate
Property	Maturity Date	GAAP	Stated	Outstanding Principal
601 Lexington Avenue (55% ownership)	April 10, 2022	4.79%	4.75%	$626,612
767 Fifth Avenue (The GM Building) (60% ownership)	June 9, 2027	3.64%	3.43%	2,300,000
Total				$2,926,612
BOSTON PROPERTIES LIMITED PARTNERSHIP UNSECURED SENIOR NOTES 1

	Maturity Date	Effective Yield (on issue date)	Coupon	Outstanding Principal
11 Year Unsecured Senior Notes	February 1, 2023	3.95%	3.85%	$1,000,000
10.5 Year Unsecured Senior Notes	September 1, 2023	3.28%	3.13%	500,000
10.5 Year Unsecured Senior Notes	February 1, 2024	3.92%	3.80%	700,000
7 Year Unsecured Senior Notes	January 15, 2025	3.35%	3.20%	850,000
10 Year Unsecured Senior Notes	February 1, 2026	3.77%	3.65%	1,000,000
10 Year Unsecured Senior Notes	October 1, 2026	3.50%	2.75%	1,000,000
10 Year Unsecured Senior Notes (“green bonds”)	December 1, 2028	4.63%	4.50%	1,000,000
10 Year Unsecured Senior Notes (“green bonds”)	June 21, 2029	3.51%	3.40%	850,000
10.5 Year Unsecured Senior Notes	March 15, 2030	2.98%	2.90%	700,000
10.75 Year Unsecured Senior Notes	January 30, 2031	3.34%	3.25%	1,250,000
11 Year Unsecured Senior Notes (“green bonds”)	April 1, 2032	2.67%	2.55%	850,000
				$9,700,000
CAPITALIZATION

	Shares/Units	Common Stock
	Outstanding	Equivalents	Equivalent Value [2]
Common Stock	156,074	156,074	$15,804,053
Common Operating Partnership Units	17,579	17,579	1,780,050
Total Equity		173,653	$17,584,103

Consolidated Debt (A)			$12,536,264
Add: BXP’s share of unconsolidated joint venture debt [3]			1,165,872
Less: Partners’ share of consolidated debt [4]			1,193,260
BXP’s Share of Debt [5] (B)			$12,508,876

Consolidated Market Capitalization (C)			$30,120,367
BXP’s Share of Market Capitalization [5] (D)			$30,092,979
Consolidated Debt/Consolidated Market Capitalization (A÷C)			41.62%
BXP’s Share of Debt/BXP’s Share of Market Capitalization [5] (B÷D)			41.57%

_____________
1All unsecured senior notes are rated BBB+ (stable), and Baa1 (stable) by S&P and Moody’s, respectively.
2Values are based on the March 31, 2021 closing price of $101.26 per share of BXP common stock.
3Amount is calculated based on the Company’s percentage ownership interest in the unconsolidated joint venture entities. For additional detail, see page 37.
4Amount is calculated based on the outside partners’ percentage ownership interest in the consolidated joint venture entities. For additional detail, see page 34.
5See the Definitions and Reconciliations sections of this Supplemental package starting on page 57.

Q1 2021
Debt analysis [1]
as of March 31, 2021
(dollars in thousands)

UNSECURED CREDIT FACILITY - MATURES APRIL 24, 2022

	Facility	Outstanding at March 31, 2021	Letters of Credit	Remaining Capacity at March 31, 2021
Unsecured Line of Credit	$1,500,000	$—	$2,348	$1,497,652

UNSECURED AND SECURED DEBT ANALYSIS

		Weighted Average
	% of Total Debt	Stated Rates	GAAP Rates [2]	Maturity (years)
Unsecured Debt	76.83%	3.48%	3.57%	6.3
Secured Debt	23.17%	3.71%	3.89%	5.1
Consolidated Debt	100.00%	3.54%	3.64%	6.0

FLOATING AND FIXED RATE DEBT ANALYSIS

		Weighted Average
	% of Total Debt	Stated Rates	GAAP Rates [2]	Maturity (years)
Floating Rate Debt	—%	—%	—%	—
Fixed Rate Debt	100.00%	3.54%	3.64%	6.0
Consolidated Debt	100.00%	3.54%	3.64%	6.0

_____________
1Excludes unconsolidated joint ventures. For information on BXP’s share of unconsolidated joint venture debt, see page 37.
2The GAAP interest rate differs from the stated interest rate due to the inclusion of the amortization of financing charges and the effects of hedging transactions.

Q1 2021
Senior unsecured debt covenant compliance ratios
In the fourth quarter of 2002, the Company’s Operating Partnership (Boston Properties Limited Partnership) received investment grade ratings on its senior unsecured debt securities and thereafter issued unsecured notes. The notes were issued under an indenture, dated as of December 13, 2002, by and between Boston Properties Limited Partnership and The Bank of New York Mellon Trust Company, N.A., as trustee, as supplemented from time to time (the “Indenture”), which, among other things, requires us to comply with the following limitations on incurrence of debt: Limitation on Outstanding Debt; Limitation on Secured Debt; Ratio of Annualized Consolidated EBITDA to Annualized Interest Expense; and Maintenance of Unencumbered Assets. Compliance with these restrictive covenants requires us to apply specialized terms the meanings of which are described in detail in our filings with the SEC, and to calculate ratios in the manner prescribed by the Indenture.
This section presents such ratios as of March 31, 2021 to show that the Company’s Operating Partnership was in compliance with the terms of the Indenture, which has been filed with the SEC. Management is not presenting these ratios for any other purpose or for any other period, and is not intending for these measures to otherwise provide information to investors about the Company’s financial condition or results of operations. Investors should not rely on these measures other than for purposes of testing our compliance with the Indenture.

COVENANT RATIOS AND RELATED DATA

		Senior Notes Issued Prior to December 4, 2017	Senior Notes Issued On or After December 4, 2017
	Test	Actual
Total Outstanding Debt/Total Assets [1]	Less than 60%	45.7%	42.6%
Secured Debt/Total Assets	Less than 50%	14.2%	13.2%
Interest Coverage (Annualized Consolidated EBITDA to Annualized Interest Expense)	Greater than 1.50x	3.78	3.78
Unencumbered Assets/ Unsecured Debt	Greater than 150%	242.3%	264.7%

_____________
1Capitalized Property Value for senior notes issued prior to December 4, 2017 is determined for each property and is the greater of (A) annualized EBITDA capitalized at an 8.0% rate for CBD properties and a 9.0% rate for non-CBD properties, and (B) the undepreciated book value as determined under GAAP. Capitalized property value for senior notes issued on or after December 4, 2017 is determined for each property and is the greater of (x) annualized EBITDA capitalized at 7.0% and (y) the undepreciated book value as determined under GAAP.

Q1 2021
Net Debt to EBITDAre
(dollars in thousands)

Reconciliation of BXP’s Share of EBITDAre and BXP’s Share of EBITDAre – cash 1

	Three Months Ended
	31-Mar-21	31-Dec-20
Net income attributable to Boston Properties, Inc. common shareholders	$91,624	$7,310
Add:
Preferred stock redemption charge	6,412	—
Preferred dividends	2,560	2,625
Noncontrolling interest - common units of the Operating Partnership	11,084	990
Noncontrolling interest in property partnerships	16,467	13,980
Net income	128,147	24,905
Add:
Interest expense	107,902	111,991
Losses from early extinguishments of debt	898	—
Depreciation and amortization expense	176,565	168,013
Less:
Gains on sales of real estate	—	5,259
Income (loss) from unconsolidated joint ventures	5,225	(79,700)
Add:
BXP’s share of EBITDAre from unconsolidated joint ventures [2]	24,737	13,900
EBITDAre [1]	433,024	393,250
Less:
Partners’ share of EBITDAre from consolidated joint ventures [3]	44,344	40,591
BXP’s Share of EBITDAre [1] (A)	388,680	352,659
Add:
Stock-based compensation expense	19,806	7,990
Non-cash losses from early extinguishments of debt	898	—
Preferred stock redemption charge	6,412	—
BXP’s Share of straight-line ground rent expense adjustment [1]	1,166	1,216
BXP’s Share of lease transaction costs that qualify as rent inducements [1]	3,026	2,580
Less:
BXP’s Share of non-cash termination income adjustment (fair value lease amounts) [1]	—	(11)
BXP’s Share of straight-line rent [1,4]	13,601	(465)
BXP’s Share of fair value lease revenue [1]	1,206	1,598
BXP’s Share of EBITDAre – cash [1]	$405,181	$363,323

BXP’s Share of EBITDAre (Annualized) [5,6] (A x 4)	$1,554,720	$1,410,636

Reconciliation of BXP’s Share of Net Debt 1

	31-Mar-21	31-Dec-20
Consolidated debt	$12,536,264	$13,047,758
Less:
Cash and cash equivalents	697,369	1,668,742
Net debt [1]	11,838,895	11,379,016
Add:
BXP’s share of unconsolidated joint venture debt [2]	1,165,872	1,153,628
Partners’ share of cash and cash equivalents from consolidated joint ventures	124,957	146,234
Less:
BXP’s share of cash and cash equivalents from unconsolidated joint ventures	94,796	94,361
Partners’ share of consolidated joint venture debt [3]	1,193,260	1,194,619
BXP’s Share of Net Debt [1] (B)	$11,841,668	$11,389,898

BXP’s Share of Net Debt to BXP’s Share of EBITDAre (Annualized) [B ÷ (A x 4)] [6]	7.62	8.07
_____________
1See the Definitions and Reconciliations sections of this Supplemental package starting on page 57.
2For disclosures related to the calculation of BXP’s share from unconsolidated joint ventures for the three months ended March 31, 2021, see pages 37 and 65.
3For disclosures related to the calculation of Partners’ share from consolidated joint ventures for the three months ended March 31, 2021, see pages 34 and 63.
4For the three months ended March 31, 2021, includes the straight-line impact of approximately $9,354 related to deferred revenue from a tenant.
5BXP’s Share of EBITDAre (Annualized) is calculated as the product of such amount for the quarter multiplied by four (4).
6For the three months ended December 31, 2020, includes $158,964 (or $39,741 annualized) of write-offs associated with accrued rent (all of which was included within rental revenue) due to the COVID-19 pandemic. Because annualizing the amount of the write-offs distorts the ratio in such a way that makes period-to-period (including quarterly to annual) comparisons of our leverage more difficult, management believes that annualizing the write-offs is inappropriate in light of the purposes for which it presents these ratios. Excluding these write-offs, BXP’s Share of Net Debt to BXP’s Share of EBITDAre (Annualized) would have been 7.26x for the three months ended December 31, 2020.

Q1 2021
Debt ratios
(in thousands, except for ratio amounts)

INTEREST COVERAGE RATIO 1

	Three Months Ended
	31-Mar-21	31-Dec-20
BXP’s Share of interest expense [1]	$107,839	$113,210
Less:
BXP’s Share of hedge amortization [1]	1,446	1,446
BXP’s Share of amortization of financing costs [1]	3,725	4,212
Adjusted interest expense excluding capitalized interest (A)	102,668	107,552
Add:
BXP’s Share of capitalized interest [1]	12,528	12,052
Adjusted interest expense including capitalized interest (B)	$115,196	$119,604

BXP’s Share of EBITDAre – cash [1,2] (C)	$405,181	$363,323

Interest Coverage Ratio (excluding capitalized interest) (C÷A)	3.95	3.38
Interest Coverage Ratio (including capitalized interest) (C÷B)	3.52	3.04

FIXED CHARGE COVERAGE RATIO 1

	Three Months Ended
	31-Mar-21	31-Dec-20
BXP’s Share of interest expense [1]	$107,839	$113,210
Less:
BXP’s Share of hedge amortization [1]	1,446	1,446
BXP’s Share of amortization of financing costs [1]	3,725	4,212
Add:
BXP’s Share of capitalized interest [1]	12,528	12,052
BXP’s Share of maintenance capital expenditures [1]	29,595	26,730
Hotel improvements, equipment upgrades and replacements	31	33
Preferred dividends/distributions	2,560	2,625
Total Fixed Charges (A)	$147,382	$148,992

BXP’s Share of EBITDAre – cash [1,2] (B)	$405,181	$363,323
Fixed Charge Coverage Ratio (B÷A)	2.75	2.44

_____________
1See the Definitions and Reconciliations sections of this Supplemental package starting on page 57.
2For a qualitative reconciliation of BXP’s Share of EBITDAre – cash, see page 32.

Q1 2021
Consolidated joint ventures
d
as of March 31, 2021
(unaudited and dollars in thousands)

BALANCE SHEET INFORMATION

		Norges Joint Ventures [1]
		Times Square Tower
		601 Lexington Avenue / One Five Nine East 53rd Street
	767 Fifth Avenue	100 Federal Street	Total Consolidated
ASSETS	(The GM Building) [1]	Atlantic Wharf Office	Joint Ventures

Real estate, net	$3,203,832	$2,265,616	$5,469,448
Cash and cash equivalents	108,491	181,246	289,737
Other assets	304,746	339,613	644,359
Total assets	$3,617,069	$2,786,475	$6,403,544

LIABILITIES AND EQUITY
Liabilities:
Mortgage notes payable, net	$2,278,360	$626,277	$2,904,637
Other liabilities	101,493	83,999	185,492
Total liabilities	2,379,853	710,276	3,090,129
Equity:
Boston Properties, Inc.	743,875	843,824	1,587,699
Noncontrolling interests	493,341	1,232,375	1,725,716	[2]
Total equity	1,237,216	2,076,199	3,313,415
Total liabilities and equity	$3,617,069	$2,786,475	$6,403,544

BXP’s nominal ownership percentage	60%	55%

Partners’ share of cash and cash equivalents [3]	$43,396	$81,561	$124,957

Partners’ share of consolidated debt [3,4]	$911,435	$281,825	$1,193,260

_____________
1Certain balances contain amounts that eliminate in consolidation.
2Amount excludes preferred shareholders’ capital of approximately $0.1 million.
3Amounts represent the partners’ share based on their respective ownership percentages.
4Amounts adjusted for basis differentials.

Q1 2021
Consolidated joint ventures (continued)
for the three months ended March 31, 2021
(unaudited and dollars in thousands)

RESULTS OF OPERATIONS 1

		Norges Joint Ventures
		Times Square Tower
		601 Lexington Avenue / One Five Nine East 53rd Street
	767 Fifth Avenue	100 Federal Street		Total Consolidated
	(The GM Building)	Atlantic Wharf Office		Joint Ventures
Revenue
Lease [2]	$73,873	$110,215	[3]	$184,088
Write-offs associated with accounts receivable, net	—	3		3
Straight-line rent	2,661	(13,555)	[3]	(10,894)
Write-offs associated with straight-line rent, net	—	(68)		(68)
Fair value lease revenue	(804)	109		(695)
Termination income	(5)	(8)		(13)
Total lease revenue	75,725	96,696		172,421
Parking and other	—	829		829
Insurance proceeds	—	2,444	[4]	2,444
Total rental revenue [5]	75,725	99,969		175,694
Expenses
Operating	30,897	35,383		66,280
Restoration expenses related to insurance claim	—	2,460	[4]	2,460
Total expenses	30,897	37,843		68,740

Net Operating Income (NOI)	44,828	62,126		106,954

Other income (expense)
Development and management services revenue	—	(4)		(4)
Interest and other income	1	(54)		(53)
Interest expense	(20,959)	(6,756)		(27,715)
Depreciation and amortization expense	(15,737)	(21,618)		(37,355)
General and administrative expense	(7)	(63)		(70)
Total other income (expense)	(36,702)	(28,495)		(65,197)
Net income	$8,126	$33,631		$41,757

FUNDS FROM OPERATIONS (FFO)

BXP’s nominal ownership percentage	60%	55%

		Norges Joint Ventures
		Times Square Tower
		601 Lexington Avenue / One Five Nine East 53rd Street
	767 Fifth Avenue	100 Federal Street	Total Consolidated
Reconciliation of Partners’ share of FFO	(The GM Building)	Atlantic Wharf Office	Joint Ventures
Net income	$8,126	$33,631	$41,757
Add: Depreciation and amortization expense	15,737	21,618	37,355
Entity FFO	$23,863	$55,249	$79,112

Partners’ NCI [6]	$2,295	$14,172	$16,467
Partners’ share of depreciation and amortization expense after BXP’s basis differential [6]	6,600	9,857	16,457
Partners’ share FFO [6]	$8,895	$24,029	$32,924

Reconciliation of BXP’s share of FFO
BXP’s share of net income adjusted for partners’ NCI	$5,831	$19,459	$25,290
Depreciation and amortization expense - BXP’s basis difference	41	398	439
BXP’s share of depreciation and amortization expense	9,096	11,363	20,459
BXP’s share of FFO	$14,968	$31,220	$46,188

Q1 2021
Consolidated joint ventures (continued)

_____________
1For information relating to the impact of COVID-19 on the Company’s performance, see pages 3 and 61.
2Lease revenue includes recoveries from tenants and service income from tenants
3 Lease revenue and straight-line rent includes approximately $19,435 and $17,007, respectively, related to deferred revenue from a tenant.
4 Amounts relate to damage at one of the Company’s properties in New York City due to a water main break.
5 See the Definitions and Reconciliations sections of this Supplemental package starting on page 57.
6 Amounts represent the partners’ share based on their respective ownership percentages and are adjusted for basis differentials and the allocations of management and other fees and depreciation and amortization related to capitalized fees.

Q1 2021
Unconsolidated joint ventures [1]

as of March 31, 2021
(unaudited and dollars in thousands)

BALANCE SHEET INFORMATION

	BXP’s Nominal Ownership		Mortgage/Construction Loans Payable, Net		Interest Rate
Property		Net Equity		Maturity Date	Stated	GAAP [2]
Boston
The Hub on Causeway	50.00%	$—	$—	—	—%	—%
100 Causeway Street	50.00%	56,458	124,282	September 5, 2023	1.63%	1.84%
Hub50House	50.00%	49,520	86,900	April 19, 2022	2.12%	2.40%
Podium	50.00%	48,398	86,948	September 6, 2021	2.36%	2.86%
Hotel Air Rights	50.00%	11,032	—	—	—%	—%
1265 Main Street	50.00%	3,899	18,412	January 1, 2032	3.77%	3.84%
Los Angeles
Santa Monica Business Park	55.00%	159,545	163,755	July 19, 2025	4.06%	4.24%
Colorado Center	50.00%	229,094	274,673	August 9, 2027	3.56%	3.58%
Beach Cities Media Center	50.00%	27,162	—	—	—%	—%
New York
Dock 72 [3]	50.00%	29,608	97,467	December 18, 2023	3.10%	3.32%
3 Hudson Boulevard [4]	25.00%	115,869	19,964	July 13, 2023	3.62%	3.70%
San Francisco
Platform 16	55.00%	108,358	—	—	—%	—%
Gateway Commons	50.00%	332,591	—	—	—%	—%
Washington, DC
7750 Wisconsin Avenue (Marriott International Headquarters)	50.00%	58,697	88,779	April 26, 2023	1.37%	1.91%
1001 6th Street	50.00%	42,607	—	—	—%	—%
Market Square North	50.00%	(3,293)	62,025	November 10, 2025	2.80%	2.96%
Wisconsin Place Parking Facility	33.33%	34,887	—	—	—%	—%
500 North Capitol Street, N.W.	30.00%	(7,187)	31,462	June 6, 2023	4.15%	4.20%
901 New York Avenue	25.00%	(12,198)	54,843	January 5, 2025	3.61%	3.69%
Metropolitan Square	20.00%	(12,971)	56,362	July 7, 2022	5.40%	6.90%
		1,272,076
Investments with deficit balances reflected within Other Liabilities		35,649
Investment in Joint Ventures		$1,307,725
Mortgage/Construction Loans Payable, Net			$1,165,872

FLOATING AND FIXED RATE DEBT ANALYSIS

		Weighted Average
	% of Total Debt	Stated Rate	GAAP Rate [2]	Maturity (years)
Floating Rate Debt	53.41%	2.51%	2.93%	2.1
Fixed Rate Debt	46.59%	3.76%	3.83%	5.4
Total Debt	100.00%	3.09%	3.35%	3.6

Q1 2021
Unconsolidated joint ventures (continued) [1]
_____________
1Amounts represent BXP’s share based on its ownership percentage.
2The GAAP interest rate differs from the stated interest rate due to the inclusion of the amortization of financing charges, which includes mortgage recording fees.
3 The property includes net equity balances from the amenity joint venture.
4 The Company has provided $80.0 million of mortgage financing to the joint venture. The loan has been reflected as Related Party Note Receivable, Net on the Company’s Consolidated Balance Sheets.

Q1 2021
Unconsolidated joint ventures (continued)
for the three months ended March 31, 2021
(unaudited and dollars in thousands)

RESULTS OF OPERATIONS 1, 2

	Boston	Los Angeles		New York	San Francisco		Washington, DC		Total Unconsolidated Joint Ventures
Revenue
Lease [3]	$8,520	$36,263		$1,144	$11,278		$25,242		$82,447
Write-offs associated with accounts receivable, net	—	(13)		—	—		—		(13)
Straight-line rent	809	(1,149)		232	230		1,210		1,332
Write-offs associated with straight-line rent, net	—	(81)		—	—		(186)		(267)
Fair value lease revenue	—	289		—	45				334
Termination income	—	—		—	—		—		—
Total lease revenue	9,329	35,309		1,376	11,553		26,266		83,833
Parking and other	3	2,429		—	1		768		3,201
Total rental revenue [4]	9,332	37,738		1,376	11,554		27,034		87,034
Expenses
Operating	4,773	12,124		2,969	4,687		12,174		36,727
Net operating income/(loss)	4,559	25,614		(1,593)	6,867		14,860		50,307

Other income/(expense)
Development and management services revenue	—	—		224	—		1		225
Interest and other income	—	5		—	2		—		7
Interest expense	(2,688)	(11,775)		(1,642)	(4)		(9,447)		(25,556)
Transaction costs	—	—		—	—		(7)		(7)
Depreciation and amortization expense	(4,778)	(12,438)		(2,535)	(5,939)		(8,413)		(34,103)
General and administrative expense	(15)	(169)		(83)	(6)		(134)		(407)
Gain on sale of real estate	—	—		—	—		—		—
Total other income/(expense)	(7,481)	(24,377)		(4,036)	(5,947)		(18,000)		(59,841)
Net income/(loss)	$(2,922)	$1,237		$(5,629)	$920		$(3,140)		$(9,534)

Reconciliation of BXP’s share of Funds from Operations (FFO)
BXP’s share of net income/(loss)	$(1,461)	$499		$(2,812)	$493		$(359)	[5]	$(3,640)
Basis differential
Straight-line rent	$—	$383	[6]	$—	$8	[7]	$—		$391
Write-offs associated with straight-line rent	—	75	[6]	—	—		—		75
Fair value lease revenue	—	334	[6]	—	(237)	[7]	—		97
Termination income	—	—		—	—		—		—
Depreciation and amortization expense	(43)	(1,152)	[6]	347	(1,043)	[7]	(64)		(1,955)
Gain on sale of real estate	—	—		—	—		—		—
Gain on sale of investment	—	—		—	—		10,257		10,257
Total basis differential [8]	(43)	(360)	[6]	347	(1,272)	[7]	10,193		8,865
Income/(loss) from unconsolidated joint ventures	(1,504)	139		(2,465)	(779)		9,834	[5]	5,225
Add:
BXP’s share of depreciation and amortization expense	2,432	7,737		920	4,253		3,070	[5]	18,412
Less:
BXP’s share of gain on sale of investment	—	—		—	—		10,257	[9]	10,257
BXP’s share of gain on sale of real estate	—	—		—	—		—		—
BXP’s share of FFO	$928	$7,876		$(1,545)	$3,474		$2,647		$13,380

Q1 2021
Unconsolidated joint ventures (continued)
_____________
1For information relating to the impact of COVID-19 on the Company’s performance, see pages 3 and 61.
2 For information on the properties included for each region and the Company’s percentage ownership in each property, see pages 23 - 26.
3 Lease revenue includes recoveries from tenants and service income from tenants.
4 See the Definitions and Reconciliations sections of this Supplemental package starting on page 57.
5 Reflects the allocation percentages pursuant to the achievement of specified investment return thresholds as provided for in the joint venture agreement of 901 New York Avenue.
6 The Company’s purchase price allocation under ASC 805 for Colorado Center differs from the historical basis of the venture resulting in the majority of the basis differential for this region.
7 The Company’s purchase price allocation under ASC 805 for Gateway Commons differs from the historical basis of the venture resulting in the majority of the basis differential for this region.
8 Represents adjustments related to the carrying values and depreciation of certain of the Company’s investment in unconsolidated joint ventures.
9 On March 30, 2021, the Company completed the sale of its 50% ownership interest in Annapolis Junction. For more information, see page 16.

Q1 2021
Lease expirations - All in-service properties[1,2,3]

as of March 31, 2021

OFFICE

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease Expiration							Percentage of Total Square Feet
			$	$/PSF	$	$/PSF
2021	2,048,593	1,716,718	96,582,848	56.26	97,553,721	56.83	4.61%	[4]
2022	2,553,432	2,211,651	142,407,282	64.39	139,554,698	63.10	5.94%
2023	2,138,433	1,882,960	132,830,850	70.54	140,433,021	74.58	5.06%
2024	3,701,824	3,319,205	208,137,529	62.71	214,323,184	64.57	8.91%
2025	2,552,189	2,352,585	154,163,702	65.53	162,560,908	69.10	6.32%
2026	3,671,778	2,874,165	214,619,722	74.67	233,590,727	81.27	7.72%
2027	2,112,596	1,881,605	125,258,396	66.57	137,047,815	72.84	5.05%
2028	2,334,613	2,123,268	153,237,886	72.17	171,772,519	80.90	5.70%
2029	2,300,853	2,134,892	147,322,268	69.01	169,746,905	79.51	5.73%
2030	2,275,973	2,191,327	160,860,216	73.41	181,575,582	82.86	5.88%
Thereafter	12,010,868	9,906,841	795,520,961	80.30	974,294,325	98.35	26.61%

RETAIL

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease Expiration							Percentage of Total Square Feet
			$	$/PSF	$	$/PSF
2021	264,130	227,566	9,008,426	39.59	8,989,970	39.50	10.34%	[4]
2022	188,128	176,593	12,921,690	73.17	12,968,354	73.44	8.03%
2023	141,390	140,688	7,626,775	54.21	8,315,633	59.11	6.39%
2024	139,131	131,339	13,556,651	103.22	15,007,558	114.27	5.97%
2025	100,386	87,290	6,299,159	72.16	7,991,579	91.55	3.97%
2026	113,217	103,453	20,364,649	196.85	18,561,625	179.42	4.70%
2027	80,979	76,877	11,056,790	143.82	12,560,039	163.38	3.49%
2028	114,402	113,335	7,616,234	67.20	8,637,308	76.21	5.15%
2029	120,777	97,877	9,699,076	99.09	11,035,208	112.75	4.45%
2030	193,686	156,914	9,252,357	58.96	10,300,372	65.64	7.13%
Thereafter	517,745	382,826	54,558,689	142.52	70,854,621	185.08	17.40%

IN-SERVICE PROPERTIES

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease Expiration							Percentage of Total Square Feet
			$	$/PSF	$	$/PSF
2021	2,312,723	1,944,284	105,591,274	54.31	106,543,691	54.80	4.93%	[4]
2022	2,741,560	2,388,244	155,328,972	65.04	152,523,052	63.86	6.06%
2023	2,279,823	2,023,648	140,457,625	69.41	148,748,654	73.51	5.13%
2024	3,840,955	3,450,544	221,694,180	64.25	229,330,742	66.46	8.75%
2025	2,652,575	2,439,875	160,462,861	65.77	170,552,487	69.90	6.19%
2026	3,784,995	2,977,618	234,984,371	78.92	252,152,352	84.68	7.55%
2027	2,193,575	1,958,482	136,315,186	69.60	149,607,854	76.39	4.97%
2028	2,449,015	2,236,603	160,854,120	71.92	180,409,827	80.66	5.67%
2029	2,421,630	2,232,769	157,021,344	70.33	180,782,113	80.97	5.66%
2030	2,469,659	2,348,241	170,112,573	72.44	191,875,954	81.71	5.95%
Thereafter	12,528,613	10,289,667	850,079,650	82.61	1,045,148,946	101.57	26.09%
_____________
1For the Company’s definitions and related disclosures, see the Definitions section of this Supplemental package starting on page 57.
2Includes partially placed in-service leased space. Does not include residential units and hotel.
3Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement tenants with future commencement dates. In those cases, the data is included in the year in which the future lease expires.
4Includes square feet expiring on the last day of the current quarter.

Q1 2021
Lease expirations - Boston region in-service properties [1,2,3]
as of March 31, 2021

OFFICE

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease
Expiration			$	$/PSF	$	$/PSF
2021	444,762	432,406	20,324,154	47.00	21,462,042	49.63	[4]
2022	787,938	744,877	39,188,022	52.61	35,606,960	47.80
2023	793,826	734,425	42,602,573	58.01	44,147,873	60.11
2024	929,562	899,299	47,692,043	53.03	51,039,539	56.75
2025	1,078,095	1,061,580	61,008,297	57.47	63,500,526	59.82
2026	1,297,892	1,058,833	73,434,290	69.35	78,692,488	74.32
2027	675,153	667,353	38,146,140	57.16	41,934,266	62.84
2028	1,094,092	1,094,092	68,089,283	62.23	73,599,681	67.27
2029	722,793	626,814	31,381,363	50.06	36,872,602	58.83
2030	1,213,815	1,207,142	77,346,719	64.07	85,733,032	71.02
Thereafter	3,571,366	3,056,093	214,726,212	70.26	268,497,810	87.86

RETAIL

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease
Expiration			$	$/PSF	$	$/PSF
2021	228,296	196,356	5,534,935	28.19	5,495,644	27.99
2022	54,987	49,069	3,848,072	78.42	3,875,909	78.99
2023	44,311	44,311	2,683,291	60.56	2,658,602	60.00
2024	80,177	80,177	5,866,403	73.17	5,832,672	72.75
2025	38,874	38,874	2,919,387	75.10	3,236,265	83.25
2026	22,754	22,754	5,242,289	230.39	5,534,313	243.22
2027	51,535	51,535	9,329,146	181.03	10,558,201	204.87
2028	43,452	43,452	6,145,903	141.44	6,825,401	157.08
2029	49,777	49,102	6,463,470	131.63	7,091,682	144.43
2030	88,800	54,405	4,051,355	74.47	4,512,463	82.94
Thereafter	149,758	109,648	7,834,654	71.45	9,232,401	84.20

TOTAL PROPERTY TYPES

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease
Expiration			$	$/PSF	$	$/PSF
2021	673,058	628,762	25,859,089	41.13	26,957,686	42.87	[4]
2022	842,925	793,946	43,036,094	54.21	39,482,869	49.73
2023	838,137	778,736	45,285,864	58.15	46,806,475	60.11
2024	1,009,739	979,476	53,558,446	54.68	56,872,211	58.06
2025	1,116,969	1,100,454	63,927,684	58.09	66,736,791	60.64
2026	1,320,646	1,081,587	78,676,579	72.74	84,226,801	77.87
2027	726,688	718,888	47,475,286	66.04	52,492,467	73.02
2028	1,137,544	1,137,544	74,235,186	65.26	80,425,082	70.70
2029	772,570	675,916	37,844,833	55.99	43,964,284	65.04
2030	1,302,615	1,261,547	81,398,074	64.52	90,245,495	71.54
Thereafter	3,721,124	3,165,741	222,560,866	70.30	277,730,211	87.73
_____________
1For the Company’s definitions and related disclosures, see the Definitions section of this Supplemental package starting on page 57.
2Includes partially placed in-service leased space. Does not include residential units and hotel.
3Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement tenants with future commencement dates. In those cases, the data is included in the year in which the future lease expires.
4Includes square feet expiring on the last day of the current quarter.

Q1 2021
Quarterly lease expirations - Boston region in-service properties [1,2,3]
as of March 31, 2021

OFFICE

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Lease Expiration
by Quarter			$	$/PSF	$	$/PSF
Q1 2021	87,924	84,654	3,221,240	38.05	3,983,774	47.06	[4]
Q2 2021	201,047	201,047	9,276,398	46.14	9,651,752	48.01
Q3 2021	40,057	40,057	1,892,540	47.25	1,892,540	47.25
Q4 2021	115,734	106,648	5,933,976	55.64	5,933,976	55.64
Total 2021	444,762	432,406	20,324,154	47.00	21,462,042	49.63

Q1 2022	218,948	194,974	9,791,511	50.22	9,855,825	50.55
Q2 2022	135,242	132,613	5,730,302	43.21	5,924,112	44.67
Q3 2022	142,796	128,956	6,436,885	49.92	6,457,731	50.08
Q4 2022	290,952	288,334	17,229,324	59.75	13,369,293	46.37
Total 2022	787,938	744,877	39,188,022	52.61	35,606,960	47.80

RETAIL

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Lease Expiration
by Quarter			$	$/PSF	$	$/PSF
Q1 2021	—	—	—	—	—	—
Q2 2021	224,779	192,841	4,991,310	25.88	4,991,310	25.88
Q3 2021	1,540	1,540	322,839	209.64	283,548	184.12
Q4 2021	1,977	1,975	220,785	111.78	220,785	111.78
Total 2021	228,296	196,356	5,534,935	28.19	5,495,644	27.99

Q1 2022	7,782	7,467	1,083,343	145.08	1,099,858	147.30
Q2 2022	17,843	17,843	1,284,442	71.99	1,284,442	71.99
Q3 2022	23,848	18,245	1,308,131	71.70	1,319,453	72.32
Q4 2022	5,514	5,514	172,156	31.22	172,156	31.22
Total 2022	54,987	49,069	3,848,072	78.42	3,875,909	78.99

TOTAL PROPERTY TYPES

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Lease Expiration
by Quarter			$	$/PSF	$	$/PSF
Q1 2021	87,924	84,654	3,221,240	38.05	3,983,774	47.06	[4]
Q2 2021	425,826	393,888	14,267,708	36.22	14,643,062	37.18
Q3 2021	41,597	41,597	2,215,379	53.26	2,176,088	52.31
Q4 2021	117,711	108,623	6,154,761	56.66	6,154,761	56.66
Total 2021	673,058	628,762	25,859,089	41.13	26,957,686	42.87

Q1 2022	226,730	202,441	10,874,854	53.72	10,955,683	54.12
Q2 2022	153,085	150,456	7,014,744	46.62	7,208,554	47.91
Q3 2022	166,644	147,201	7,745,016	52.62	7,777,184	52.83
Q4 2022	296,466	293,848	17,401,480	59.22	13,541,449	46.08
Total 2022	842,925	793,946	43,036,094	54.21	39,482,869	49.73
_____________
1For the Company’s definitions and related disclosures, see the Definitions section of this Supplemental package starting on page 57.
2Includes partially placed in-service leased space. Does not include residential units and hotel.
3Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement tenants with future commencement dates. In those cases, the data is included in the year in which the future lease expires.
4Includes square feet expiring on the last day of the current quarter.

Q1 2021
Lease expirations - Los Angeles region in-service properties [1,2,3]
as of March 31, 2021

OFFICE

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease
Expiration			$	$/PSF	$	$/PSF
2021	409,270	205,383	16,422,899	79.96	16,491,164	80.29	[4]
2022	33,151	17,810	1,317,991	74.00	1,387,664	77.92
2023	94,066	51,736	3,013,524	58.25	3,139,792	60.69
2024	128,891	70,890	4,465,573	62.99	4,892,533	69.02
2025	6,475	3,561	243,590	68.40	289,308	81.24
2026	470,927	259,010	17,074,718	65.92	20,175,362	77.89
2027	—	—	—	—	—	—
2028	280,704	144,608	10,450,719	72.27	13,509,675	93.42
2029	—	—	—	—	—	—
2030	—	—	—	1.00	1	1.00
Thereafter	346,204	173,102	11,688,071	67.52	19,276,386	111.36

RETAIL

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease
Expiration			$	$/PSF	$	$/PSF
2021	7,576	3,788	115,557	30.51	118,946	31.40
2022	—	—	—	—	—	—
2023	1,405	703	47,202	67.19	48,242	68.67
2024	4,333	2,283	119,657	52.41	133,590	58.51
2025	17,218	9,381	629,265	67.08	624,069	66.52
2026	5,827	3,205	308,898	96.38	352,914	110.12
2027	—	—	—	—	—	—
2028	—	—	—	—	—	—
2029	38,118	20,965	1,226,576	58.51	1,379,525	65.80
2030	5,283	2,906	323,316	111.27	403,348	138.82
Thereafter	17,993	8,997	471,447	52.40	605,585	67.31

TOTAL PROPERTY TYPES

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease
Expiration			$	$/PSF	$	$/PSF
2021	416,846	209,171	16,538,456	79.07	16,610,110	79.41	[4]
2022	33,151	17,810	1,317,991	74.00	1,387,664	77.91
2023	95,471	52,439	3,060,726	58.37	3,188,034	60.80
2024	133,224	73,173	4,585,230	62.66	5,026,123	68.69
2025	23,693	12,942	872,855	67.44	913,377	70.57
2026	476,754	262,215	17,383,616	66.30	20,528,276	78.29
2027	—	—	—	—	—	—
2028	280,704	144,608	10,450,719	72.27	13,509,675	93.42
2029	38,118	20,965	1,226,576	58.51	1,379,525	65.80
2030	5,283	2,906	323,316	111.26	403,349	138.80
Thereafter	364,197	182,099	12,159,518	66.77	19,881,971	109.18
_____________
1For the Company’s definitions and related disclosures, see the Definitions section of this Supplemental package starting on page 57.
2Includes partially placed in-service leased space. The Company owns 50% of Colorado Center and 55% of Santa Monica Business Park.
3Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement tenants with future commencement dates. In those cases, the data is included in the year in which the future lease expires.
4Includes square feet expiring on the last day of the current quarter.

Q1 2021
Quarterly lease expirations - Los Angeles region in-service properties [1,2,3]
as of March 31, 2021

OFFICE

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Lease Expiration
by Quarter			$	$/PSF	$	$/PSF
Q1 2021	133,447	66,982	6,298,532	94.03	6,298,532	94.03	[4]
Q2 2021	4,964	2,730	128,773	47.17	128,773	47.17
Q3 2021	—	—	—	—	—	—
Q4 2021	270,859	135,671	9,995,593	73.68	10,063,858	74.18
Total 2021	409,270	205,383	16,422,899	79.96	16,491,164	80.29

Q1 2022	1,809	995	64,630	64.96	80,915	81.33
Q2 2022	2,767	1,384	109,155	78.90	112,309	81.18
Q3 2022	5,698	2,849	232,659	81.66	248,584	87.25
Q4 2022	22,877	12,582	911,547	72.45	945,855	75.17
Total 2022	33,151	17,810	1,317,991	74.00	1,387,664	77.92

RETAIL

BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Lease Expiration
by Quarter			$	$/PSF	$	$/PSF
Q1 2021	—	—	—	—	—	—
Q2 2021	—	—	—	—	—	—
Q3 2021	7,576	3,788	115,557	30.51	118,946	31.40
Q4 2021	—	—	—	—	—	—
Total 2021	7,576	3,788	115,557	30.51	118,946	31.40

Q1 2022	—	—	—	—	—	—
Q2 2022	—	—	—	—	—	—
Q3 2022	—	—	—	—	—	—
Q4 2022	—	—	—	—	—	—
Total 2022	—	—	—	—	—	—

TOTAL PROPERTY TYPES

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Lease Expiration
by Quarter			$	$/PSF	$	$/PSF
Q1 2021	133,447	66,982	6,298,532	94.03	6,298,532	94.03	[4]
Q2 2021	4,964	2,730	128,773	47.17	128,773	47.17
Q3 2021	7,576	3,788	115,557	30.51	118,946	31.40
Q4 2021	270,859	135,671	9,995,593	73.68	10,063,858	74.18
Total 2021	416,846	209,171	16,538,456	79.07	16,610,110	79.41

Q1 2022	1,809	995	64,630	64.95	80,915	81.32
Q2 2022	2,767	1,384	109,155	78.87	112,309	81.15
Q3 2022	5,698	2,849	232,659	81.66	248,584	87.25
Q4 2022	22,877	12,582	911,547	72.45	945,855	75.18
Total 2022	33,151	17,810	1,317,991	74.00	1,387,664	77.91
_____________
1For the Company’s definitions and related disclosures, see the Definitions section of this Supplemental package starting on page 57.
2Includes partially placed in-service leased space. The Company owns 50% of Colorado Center and 55% of Santa Monica Business Park.
3Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement tenants with future commencement dates. In those cases, the data is included in the year in which the future lease expires.
4Includes square feet expiring on the last day of the current quarter.

Q1 2021
Lease expirations - New York region in-service properties [1,2,3]
as of March 31, 2021

OFFICE

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease
Expiration			$	$/PSF	$	$/PSF
2021	305,019	245,359	21,796,154	88.83	21,801,235	88.85
2022	632,407	531,354	45,400,145	85.44	44,838,240	84.38
2023	399,060	312,800	32,441,512	103.71	35,548,311	113.65
2024	1,286,918	1,042,905	71,818,680	68.86	71,444,544	68.51
2025	583,774	519,878	43,087,266	82.88	43,888,174	84.42
2026	710,978	517,451	44,717,675	86.42	46,453,401	89.77
2027	478,454	394,901	28,773,850	72.86	30,414,857	77.02
2028	273,412	251,366	22,518,032	89.58	24,301,966	96.68
2029	630,080	603,713	61,983,710	102.67	67,294,801	111.47
2030	597,658	564,401	50,451,477	89.39	54,987,409	97.43
Thereafter	3,929,060	2,911,719	278,134,009	95.52	337,488,069	115.91

RETAIL

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease
Expiration			$	$/PSF	$	$/PSF
2021	2,805	1,969	1,289,162	654.73	1,289,162	654.73
2022	27,093	27,022	4,014,445	148.56	4,031,185	149.18
2023	—	—	—	—	—	—
2024	11,244	8,623	5,567,284	645.62	6,291,158	729.56
2025	—	—	—	—	—	—
2026	23,438	19,320	11,310,110	585.40	8,486,615	439.26
2027	—	—	—	—	—	—
2028	—	—	—	—	—	—
2029	3,135	3,135	678,475	216.42	826,001	263.48
2030	—	—	—	—	—	—
Thereafter	236,719	173,996	42,365,844	243.49	55,028,303	316.26

TOTAL PROPERTY TYPES

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease
Expiration			$	$/PSF	$	$/PSF
2021	307,824	247,328	23,085,316	93.34	23,090,397	93.36
2022	659,500	558,376	49,414,590	88.50	48,869,425	87.52
2023	399,060	312,800	32,441,512	103.71	35,548,311	113.65
2024	1,298,162	1,051,528	77,385,964	73.59	77,735,702	73.93
2025	583,774	519,878	43,087,266	82.88	43,888,174	84.42
2026	734,416	536,771	56,027,785	104.38	54,940,016	102.35
2027	478,454	394,901	28,773,850	72.86	30,414,857	77.02
2028	273,412	251,366	22,518,032	89.58	24,301,966	96.68
2029	633,215	606,848	62,662,185	103.26	68,120,802	112.25
2030	597,658	564,401	50,451,477	89.39	54,987,409	97.43
Thereafter	4,165,779	3,085,715	320,499,853	103.87	392,516,372	127.20
_____________
1For the Company’s definitions and related disclosures, see the Definitions section of this Supplemental package starting on page 57.
2Includes partially placed in-service leased space.
3Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement tenants with future commencement dates. In those cases, the data is included in the year in which the future lease expires.

Q1 2021
Quarterly lease expirations - New York region in-service properties [1,2,3]
as of March 31, 2021

OFFICE

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Lease Expiration
by Quarter			$	$/PSF	$	$/PSF
Q1 2021	—	—	—	—	—	—
Q2 2021	132,806	105,376	9,445,653	89.64	9,450,734	89.69
Q3 2021	112,757	80,528	8,514,431	105.73	8,514,431	105.73
Q4 2021	59,456	59,456	3,836,070	64.52	3,836,070	64.52
Total 2021	305,019	245,359	21,796,154	88.83	21,801,235	88.85

Q1 2022	232,119	151,584	15,132,337	99.83	15,132,337	99.83
Q2 2022	76,098	60,452	5,459,489	90.31	4,830,276	79.90
Q3 2022	216,129	211,256	16,864,792	79.83	16,899,328	79.99
Q4 2022	108,061	108,061	7,943,526	73.51	7,976,300	73.81
Total 2022	632,407	531,354	45,400,145	85.44	44,838,240	84.38

RETAIL

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Lease Expiration
by Quarter			$	$/PSF	$	$/PSF
Q1 2021	—	—	—	—	—	—
Q2 2021	2,805	1,969	1,289,162	654.73	1,289,162	654.73
Q3 2021	—	—	—	—	—	—
Q4 2021	—	—	—	—	—	—
Total 2021	2,805	1,969	1,289,162	654.73	1,289,162	654.73

Q1 2022	—	—	—	—	—	—
Q2 2022	178	107	540	5.06	17,280	161.80
Q3 2022	26,915	26,915	4,013,905	149.13	4,013,905	149.13
Q4 2022	—	—	—	—	—	—
Total 2022	27,093	27,022	4,014,445	148.56	4,031,185	149.18

TOTAL PROPERTY TYPES

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Lease Expiration
by Quarter			$	$/PSF	$	$/PSF
Q1 2021	—	—	—	—	—	—
Q2 2021	135,611	107,345	10,734,815	100.00	10,739,896	100.05
Q3 2021	112,757	80,528	8,514,431	105.73	8,514,431	105.73
Q4 2021	59,456	59,456	3,836,070	64.52	3,836,070	64.52
Total 2021	307,824	247,328	23,085,316	93.34	23,090,397	93.36

Q1 2022	232,119	151,584	15,132,337	99.83	15,132,337	99.83
Q2 2022	76,276	60,559	5,460,029	90.16	4,847,556	80.05
Q3 2022	243,044	238,171	20,878,697	87.66	20,913,233	87.81
Q4 2022	108,061	108,061	7,943,526	73.51	7,976,300	73.81
Total 2022	659,500	558,376	49,414,590	88.50	48,869,425	87.52
_____________
1For the Company’s definitions and related disclosures, see the Definitions section of this Supplemental package starting on page 57.
2Includes partially placed in-service leased space.
3Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement tenants with future commencement dates. In those cases, the data is included in the year in which the future lease expires.

Q1 2021
Lease expirations - San Francisco region in-service properties [1,2,3]
as of March 31, 2021

OFFICE

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease
Expiration			$	$/PSF	$	$/PSF
2021	567,491	532,561	25,236,438	47.39	24,944,666	46.84	[4]
2022	719,521	587,537	40,520,609	68.97	41,378,411	70.43
2023	608,126	550,949	42,494,245	77.13	44,678,532	81.09
2024	701,966	668,216	46,316,933	69.31	46,911,041	70.20
2025	473,342	463,598	37,800,448	81.54	41,764,211	90.09
2026	633,725	546,276	43,920,784	80.40	49,239,772	90.14
2027	380,008	376,685	34,297,605	91.05	38,434,233	102.03
2028	499,859	487,603	42,352,410	86.86	48,977,428	100.45
2029	259,888	241,604	22,582,266	93.47	27,504,911	113.84
2030	269,363	267,319	24,662,264	92.26	30,430,761	113.84
Thereafter	1,531,493	1,517,171	146,240,249	96.39	171,531,055	113.06

RETAIL

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease
Expiration			$	$/PSF	$	$/PSF
2021	9,408	9,408	649,991	69.09	649,991	69.09	[4]
2022	31,823	31,823	1,499,801	47.13	1,482,706	46.59
2023	35,548	35,548	2,045,019	57.53	2,233,803	62.84
2024	3,704	3,704	5,795	1.56	107,785	29.10
2025	26,975	26,975	1,636,597	60.67	2,135,458	79.16
2026	10,972	10,972	980,226	89.34	941,196	85.78
2027	9,260	9,260	634,565	68.53	682,083	73.66
2028	9,722	9,722	634,175	65.23	717,460	73.80
2029	9,944	9,944	601,591	60.50	834,560	83.93
2030	4,590	4,590	561,014	122.23	689,714	150.26
Thereafter	48,375	46,977	1,893,641	40.31	3,127,921	66.58

TOTAL PROPERTY TYPES

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease
Expiration			$	$/PSF	$	$/PSF
2021	576,899	541,969	25,886,429	$47.76	25,594,657	47.23	[4]
2022	751,344	619,360	42,020,410	67.84	42,861,117	69.20
2023	643,674	586,497	44,539,264	75.94	46,912,335	79.99
2024	705,670	671,920	46,322,728	68.94	47,018,826	69.98
2025	500,317	490,573	39,437,045	80.39	43,899,669	89.49
2026	644,697	557,248	44,901,010	80.58	50,180,968	90.05
2027	389,268	385,945	34,932,170	90.51	39,116,316	101.35
2028	509,581	497,325	42,986,585	86.44	49,694,888	99.92
2029	269,832	251,548	23,183,857	92.16	28,339,471	112.66
2030	273,953	271,909	25,223,278	92.76	31,120,475	114.45
Thereafter	1,579,868	1,564,148	148,133,890	94.71	174,658,976	111.66
_____________
1For the Company’s definitions and related disclosures, see the Definitions section of this Supplemental package starting on page 57.
2Includes partially placed in-service leased space.
3Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement tenants with future commencement dates. In those cases, the data is included in the year in which the future lease expires.
4Includes square feet expiring on the last day of the current quarter.

Q1 2021
Quarterly lease expirations - San Francisco region in-service properties [1,2,3]
as of March 31, 2021

OFFICE

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Lease Expiration
by Quarter			$	$/PSF	$	$/PSF
Q1 2021	66,070	37,930	2,089,167	55.08	2,089,167	55.08	[4]
Q2 2021	274,193	274,193	8,825,357	32.19	8,528,373	31.10
Q3 2021	89,044	86,980	5,159,680	59.32	5,164,894	59.38
Q4 2021	138,184	133,459	9,162,233	68.65	9,162,233	68.65
Total 2021	567,491	532,561	25,236,438	47.39	24,944,666	46.84

Q1 2022	135,881	132,734	10,410,767	78.43	10,568,667	79.62
Q2 2022	341,702	229,045	14,367,125	62.73	14,647,346	63.95
Q3 2022	164,700	154,220	11,243,231	72.90	11,570,365	75.03
Q4 2022	77,238	71,538	4,499,486	62.90	4,592,033	64.19
Total 2022	719,521	587,537	40,520,609	68.97	41,378,411	70.43

RETAIL

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Lease Expiration
by Quarter			$	$/PSF	$	$/PSF
Q1 2021	1,743	1,743	105,429	60.49	105,429	60.49	[4]
Q2 2021	1,964	1,964	184,136	93.76	184,136	93.76
Q3 2021	821	821	86,200	104.99	86,200	104.99
Q4 2021	4,880	4,880	274,225	56.19	274,225	56.19
Total 2021	9,408	9,408	649,991	69.09	649,991	69.09

Q1 2022	4,816	4,816	171,883	35.69	172,375	35.79
Q2 2022	—	—	—	—	—	—
Q3 2022	3,783	3,783	284,672	75.25	289,528	76.53
Q4 2022	23,224	23,224	1,043,246	44.92	1,020,804	43.95
Total 2022	31,823	31,823	1,499,801	47.13	1,482,706	46.59

TOTAL PROPERTY TYPES

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Lease Expiration
by Quarter			$	$/PSF	$	$/PSF
Q1 2021	67,813	39,673	2,194,596	55.32	2,194,596	55.32	[4]
Q2 2021	276,157	276,157	9,009,493	32.62	8,712,509	31.55
Q3 2021	89,865	87,801	5,245,880	59.75	5,251,094	59.81
Q4 2021	143,064	138,339	9,436,458	68.21	9,436,458	68.21
Total 2021	576,899	541,969	25,886,429	47.76	25,594,657	47.23

Q1 2022	140,697	137,550	10,582,650	76.94	10,741,042	78.09
Q2 2022	341,702	229,045	14,367,125	62.73	14,647,346	63.95
Q3 2022	168,483	158,003	11,527,903	72.96	11,859,893	75.06
Q4 2022	100,462	94,762	5,542,732	58.49	5,612,837	59.23
Total 2022	751,344	619,360	42,020,410	67.84	42,861,117	69.20
_____________
1For the Company’s definitions and related disclosures, see the Definitions section of this Supplemental package starting on page 57.
2Includes partially placed in-service leased space.
3Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement tenants with future commencement dates. In those cases, the data is included in the year in which the future lease expires.
4Includes square feet expiring on the last day of the current quarter.

Q1 2021
Lease expirations - Washington, DC region in-service properties [1,2,3]
as of March 31, 2021

OFFICE

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease
Expiration			$	$/PSF	$	$/PSF
2021	322,051	301,009	12,803,203	42.53	12,854,614	42.71	[4]
2022	380,415	330,073	15,980,515	48.42	16,343,423	49.51
2023	243,355	233,050	12,278,996	52.69	12,918,513	55.43
2024	654,487	637,895	37,844,300	59.33	40,035,527	62.76
2025	410,503	303,968	12,024,101	39.56	13,118,689	43.16
2026	558,256	492,595	35,472,255	72.01	39,029,704	79.23
2027	578,981	442,666	24,040,801	54.31	26,264,459	59.33
2028	186,546	145,599	9,827,442	67.50	11,383,769	78.19
2029	688,092	662,761	31,374,929	47.34	38,074,591	57.45
2030	195,137	152,465	8,399,756	55.09	10,424,379	68.37
Thereafter	2,632,745	2,248,756	144,732,420	64.36	177,501,005	78.93

RETAIL

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease
Expiration			$	$/PSF	$	$/PSF
2021	16,045	16,045	1,418,781	88.43	1,436,227	89.51	[4]
2022	74,225	68,679	3,559,372	51.83	3,578,554	52.11
2023	60,126	60,126	2,851,263	47.42	3,374,986	56.13
2024	39,673	36,552	1,997,512	54.65	2,642,353	72.29
2025	17,319	12,060	1,113,910	92.36	1,995,787	165.49
2026	50,226	47,202	2,523,126	53.45	3,246,587	68.78
2027	20,184	16,082	1,093,079	67.97	1,319,755	82.07
2028	61,228	60,161	836,156	13.90	1,094,447	18.19
2029	19,803	14,731	728,964	49.49	903,440	61.33
2030	95,013	95,013	4,316,672	45.43	4,694,847	49.41
Thereafter	64,900	43,208	1,993,103	46.13	2,860,411	66.20

TOTAL PROPERTY TYPES

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease
Expiration			$	$/PSF	$	$/PSF
2021	338,096	317,054	14,221,984	44.86	14,290,841	45.07	[4]
2022	454,640	398,752	19,539,887	49.00	19,921,977	49.96
2023	303,481	293,176	15,130,259	51.61	16,293,499	55.58
2024	694,160	674,447	39,841,812	59.07	42,677,880	63.28
2025	427,822	316,028	13,138,011	41.57	15,114,476	47.83
2026	608,482	539,797	37,995,381	70.39	42,276,291	78.32
2027	599,165	458,748	25,133,880	54.79	27,584,214	60.13
2028	247,774	205,760	10,663,598	51.83	12,478,216	60.64
2029	707,895	677,492	32,103,893	47.39	38,978,031	57.53
2030	290,150	247,478	12,716,428	51.38	15,119,226	61.09
Thereafter	2,697,645	2,291,964	146,725,523	64.02	180,361,416	78.69
_____________
1For the Company’s definitions and related disclosures, see the Definitions section of this Supplemental package starting on page 57.
2Includes partially placed in-service leased space. Does not include residential units.
3Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement tenants with future commencement dates. In those cases, the data is included in the year in which the future lease expires.
4Includes square feet expiring on the last day of the current quarter.

Q1 2021
Quarterly lease expirations - Washington, DC region in-service properties [1,2,3]
as of March 31, 2021

OFFICE

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Lease Expiration
by Quarter			$	$/PSF	$	$/PSF
Q1 2021	8,521	8,521	370,664	43.50	370,664	43.50	[4]
Q2 2021	117,379	99,586	4,193,489	42.11	4,207,634	42.25
Q3 2021	72,954	69,706	3,523,460	50.55	3,547,099	50.89
Q4 2021	123,197	123,197	4,715,591	38.28	4,729,218	38.39
Total 2021	322,051	301,009	12,803,203	42.53	12,854,614	42.71

Q1 2022	70,300	44,141	2,706,337	61.31	2,737,313	62.01
Q2 2022	163,343	163,343	5,589,545	34.22	5,720,367	35.02
Q3 2022	86,598	62,415	4,023,687	64.47	4,111,388	65.87
Q4 2022	60,174	60,174	3,660,946	60.84	3,774,355	62.72
Total 2022	380,415	330,073	15,980,515	48.42	16,343,423	49.51

RETAIL

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Lease Expiration
by Quarter			$	$/PSF	$	$/PSF
Q1 2021	2,250	2,250	531,467	236.21	541,727	240.77	[4]
Q2 2021	6,481	6,481	466,532	71.98	466,532	71.98
Q3 2021	1,417	1,417	113,517	80.11	113,517	80.11
Q4 2021	5,897	5,897	307,265	52.11	314,451	53.32
Total 2021	16,045	16,045	1,418,781	88.43	1,436,227	89.51

Q1 2022	12,411	12,411	635,941	51.24	635,941	51.24
Q2 2022	27,879	25,018	1,035,626	41.39	1,050,892	42.01
Q3 2022	2,816	2,816	207,350	73.63	207,350	73.63
Q4 2022	31,119	28,434	1,680,455	59.10	1,684,371	59.24
Total 2022	74,225	68,679	3,559,372	51.83	3,578,554	52.11

TOTAL PROPERTY TYPES

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Lease Expiration
by Quarter			$	$/PSF	$	$/PSF
Q1 2021	10,771	10,771	902,131	83.76	912,391	84.71	[4]
Q2 2021	123,860	106,067	4,660,021	43.93	4,674,166	44.07
Q3 2021	74,371	71,123	3,636,977	51.14	3,660,616	51.47
Q4 2021	129,094	129,094	5,022,856	38.91	5,043,669	39.07
Total 2021	338,096	317,054	14,221,984	44.86	14,290,841	45.07

Q1 2022	82,711	56,552	3,342,278	59.10	3,373,254	59.65
Q2 2022	191,222	188,361	6,625,171	35.17	6,771,259	35.95
Q3 2022	89,414	65,231	4,231,037	64.86	4,318,738	66.21
Q4 2022	91,293	88,608	5,341,401	60.28	5,458,726	61.61
Total 2022	454,640	398,752	19,539,887	49.00	19,921,977	49.96
_____________
1For the Company’s definitions and related disclosures, see the Definitions section of this Supplemental package starting on page 57.
2Includes partially placed in-service leased space. Does not include residential units.
3Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement tenants with future commencement dates. In those cases, the data is included in the year in which the future lease expires.
4Includes square feet expiring on the last day of the current quarter.

Q1 2021
Lease expirations - CBD properties [1,2,3]
as of March 31, 2021

Boston

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease
Expiration			$	$/PSF	$	$/PSF
2021	401,900	357,604	15,484,114	43.30	15,444,824	43.19	[4]
2022	287,492	238,513	16,983,844	71.21	17,331,665	72.67
2023	468,513	409,112	29,402,576	71.87	30,070,611	73.50
2024	467,268	437,005	29,464,087	67.42	30,169,374	69.04
2025	344,443	327,928	25,415,782	77.50	26,818,818	81.78
2026	1,080,918	841,859	66,831,266	79.39	69,946,652	83.09
2027	387,161	379,361	33,434,328	88.13	36,085,030	95.12
2028	933,726	933,726	65,366,367	70.01	70,604,500	75.62
2029	481,998	385,344	27,310,571	70.87	31,298,907	81.22
2030	1,280,982	1,239,914	80,532,443	64.95	89,185,167	71.93
Thereafter	3,098,118	2,600,220	193,166,271	74.29	247,080,593	95.02

Los Angeles

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease
Expiration			$	$/PSF	$	$/PSF
2021	416,846	209,171	16,538,455	79.07	16,610,109	79.41	[4]
2022	33,151	17,810	1,317,991	74.00	1,387,664	77.92
2023	95,471	52,439	3,060,726	58.37	3,188,033	60.80
2024	133,224	73,173	4,585,230	62.66	5,026,123	68.69
2025	23,693	12,943	872,854	67.44	913,377	70.57
2026	476,754	262,215	17,383,616	66.30	20,528,276	78.29
2027	—	—	—	—	—	—
2028	280,704	144,608	10,450,719	72.27	13,509,675	93.42
2029	38,118	20,965	1,226,576	58.51	1,379,525	65.80
2030	5,283	2,906	323,316	111.27	403,348	138.82
Thereafter	364,197	182,099	12,159,518	66.77	19,881,971	109.18

New York

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease
Expiration			$	$/PSF	$	$/PSF
2021	238,050	177,554	20,691,679	116.54	20,696,759	116.57
2022	546,549	445,424	45,089,534	101.23	44,519,843	99.95
2023	351,393	265,133	30,679,018	115.71	33,745,188	127.28
2024	815,873	569,239	58,837,230	103.36	59,026,540	103.69
2025	360,347	296,451	34,286,924	115.66	34,729,362	117.15
2026	515,021	317,376	46,872,632	147.69	45,260,196	142.61
2027	258,948	175,395	20,796,548	118.57	21,875,530	124.72
2028	216,656	194,610	20,293,542	104.28	21,885,411	112.46
2029	586,449	560,082	60,846,589	108.64	66,118,142	118.05
2030	550,484	517,227	48,862,971	94.47	53,030,395	102.53
Thereafter	3,985,436	2,905,372	313,188,924	107.80	384,390,563	132.30

Q1 2021
Lease expirations - CBD properties (continued) [1,2,3]
as of March 31, 2021

San Francisco

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease
Expiration			$	$/PSF	$	$/PSF
2021	139,452	139,452	11,018,009	79.01	11,018,009	79.01	[4]
2022	417,797	417,797	31,254,588	74.81	31,843,532	76.22
2023	387,641	387,641	31,223,984	80.55	32,860,621	84.77
2024	531,382	531,382	39,265,147	73.89	39,613,799	74.55
2025	310,526	310,526	25,691,332	82.73	28,684,845	92.38
2026	469,798	469,798	37,328,283	79.46	41,821,360	89.02
2027	350,361	350,361	32,369,195	92.39	36,118,098	103.09
2028	485,069	485,069	42,354,700	87.32	48,902,752	100.82
2029	233,264	233,264	22,338,690	95.77	27,276,917	116.94
2030	269,865	269,865	25,111,783	93.05	30,979,082	114.79
Thereafter	1,548,426	1,548,426	147,380,908	95.18	173,661,882	112.15

Washington, DC

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease
Expiration			$	$/PSF	$	$/PSF
2021	37,950	16,908	1,485,708	87.87	1,520,020	89.90	[4]
2022	147,793	91,905	6,397,099	69.61	6,522,386	70.97
2023	46,757	36,452	2,722,475	74.69	2,870,126	78.74
2024	184,083	164,370	13,183,864	80.21	13,984,222	85.08
2025	168,844	57,050	3,274,110	57.39	3,571,526	62.60
2026	354,193	285,508	27,099,931	94.92	30,109,607	105.46
2027	212,935	72,518	5,595,981	77.17	6,323,007	87.19
2028	167,042	125,027	8,698,157	69.57	10,227,622	81.80
2029	59,730	29,327	2,166,501	73.88	2,577,443	87.89
2030	65,491	22,819	1,650,174	72.32	2,063,947	90.45
Thereafter	1,386,512	980,830	76,763,596	78.26	89,377,218	91.12

_____________
1For the Company’s definitions and related disclosures, see the Definitions section of this Supplemental package starting on page 57.
2Includes partially placed in-service leased space. Does not include residential units and hotel.
3Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement tenants with future commencement dates. In those cases, the data is included in the year in which the future lease expires.
4Includes square feet expiring on the last day of the current quarter.

Q1 2021
Lease expirations - Suburban properties [1,2,3]
as of March 31, 2021

Boston

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease
Expiration			$	$/PSF	$	$/PSF
2021	271,158	271,158	10,374,974	38.26	11,512,862	42.46	[4]
2022	555,433	555,433	26,052,250	46.90	22,151,205	39.88
2023	369,624	369,624	15,883,287	42.97	16,735,864	45.28
2024	542,471	542,471	24,094,358	44.42	26,702,837	49.22
2025	772,526	772,526	38,511,902	49.85	39,917,973	51.67
2026	239,728	239,728	11,845,314	49.41	14,280,149	59.57
2027	339,527	339,527	14,040,959	41.35	16,407,437	48.32
2028	203,818	203,818	8,868,819	43.51	9,820,582	48.18
2029	290,572	290,572	10,534,262	36.25	12,665,378	43.59
2030	21,633	21,633	865,631	40.01	1,060,328	49.01
Thereafter	623,006	565,522	29,394,595	51.98	30,649,618	54.20

New York

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease
Expiration			$	$/PSF	$	$/PSF
2021	69,774	69,774	2,393,637	34.31	2,393,637	34.31
2022	112,951	112,951	4,325,056	38.29	4,349,582	38.51
2023	47,667	47,667	1,762,494	36.98	1,803,123	37.83
2024	482,289	482,289	18,548,734	38.46	18,709,162	38.79
2025	223,427	223,427	8,800,342	39.39	9,158,812	40.99
2026	219,395	219,395	9,155,153	41.73	9,679,820	44.12
2027	219,506	219,506	7,977,302	36.34	8,539,327	38.90
2028	56,756	56,756	2,224,490	39.19	2,416,555	42.58
2029	46,766	46,766	1,815,597	38.82	2,002,660	42.82
2030	47,174	47,174	1,588,506	33.67	1,957,014	41.49
Thereafter	180,343	180,343	7,310,929	40.54	8,125,809	45.06

San Francisco

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease
Expiration			$	$/PSF	$	$/PSF
2021	437,447	402,517	14,868,420	36.94	14,578,649	36.21	[4]
2022	333,547	201,563	10,765,822	53.41	11,017,586	54.66
2023	256,033	198,856	13,315,280	66.96	14,051,713	70.66
2024	174,288	140,538	7,057,581	50.22	7,405,027	52.69
2025	189,791	180,047	13,745,713	76.35	15,214,825	84.50
2026	174,899	87,450	7,572,727	86.60	8,359,608	95.59
2027	38,907	35,584	2,562,975	72.03	2,998,218	84.26
2028	24,512	12,256	631,885	51.56	792,136	64.63
2029	36,568	18,284	845,167	46.22	1,062,554	58.11
2030	4,088	2,044	111,494	54.55	141,393	69.17
Thereafter	31,442	15,721	752,981	47.90	997,094	63.42

Q1 2021
Lease expirations - Suburban properties (continued) [1,2,3]
as of March 31, 2021

Washington, DC

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease
Expiration			$	$/PSF	$	$/PSF
2021	300,146	300,146	12,736,276	42.43	12,770,821	42.55	[4]
2022	306,847	306,847	13,142,788	42.83	13,399,592	43.67
2023	256,724	256,724	12,407,784	48.33	13,423,373	52.29
2024	510,077	510,077	26,657,948	52.26	28,693,658	56.25
2025	258,978	258,978	9,863,901	38.09	11,542,950	44.57
2026	254,289	254,289	10,895,450	42.85	12,166,684	47.85
2027	386,230	386,230	19,537,899	50.59	21,261,207	55.05
2028	80,732	80,732	1,965,441	24.35	2,250,593	27.88
2029	648,165	648,165	29,937,392	46.19	36,400,589	56.16
2030	224,659	224,659	11,066,255	49.26	13,055,278	58.11
Thereafter	1,311,133	1,311,133	69,961,926	53.36	90,984,198	69.39

_____________
1For the Company’s definitions and related disclosures, see the Definitions section of this Supplemental package starting on page 57.
2Includes partially placed in-service leased space. Does not include residential units and hotel.
3Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement tenants with future commencement dates. In those cases, the data is included in the year in which the future lease expires.
4Includes square feet expiring on the last day of the current quarter.

Q1 2021
Research coverage
With the exception of Green Street Advisors, an independent research firm, the equity analysts listed below are those analysts that, according to Thomson Reuters Corporation, have published research material on the Company and are listed as covering the Company. Please note that any opinions, estimates or forecasts regarding the Company’s performance made by the analysts listed below do not represent the opinions, estimates or forecasts of the Company or its management. The Company does not by its reference below imply its endorsement of or concurrence with any information, conclusions or recommendations made by any of such analysts.

Equity Research Coverage
Argus Research Company	Jacob Kilstein	646.747.5447
Bank of America Merrill Lynch	Jeffrey Spector / Jamie Feldman	646.855.1363 / 646.855.5808
BMO Capital	John Kim	212.885.4115
BTIG	Tom Catherwood	212.738.6140
Citi	Michael Bilerman / Emmanuel Korchman	212.816.1383 / 212.816.1382
Deutsche Bank Securities	Derek Johnston	212.250.5683
Evercore ISI	Steve Sakwa	212.446.9462
Goldman Sachs & Company, Inc.	Richard Skidmore	801.741.5459
Green Street Advisors	Daniel Ismail	949.640.8780
Jefferies & Co.	Peter Abramowitz	212.284.1705 / 212.336.7076
J.P. Morgan Securities	Anthony Paolone	212.622.6682
KeyBanc Capital Markets	Craig Mailman / Jordan Sadler	917.368.2316 / 917.368.2280
Mizuho Securities	Omotayo Okusanya	212.205.7855
Morgan Stanley	Vikram Malhotra	212.761.7064
Morningstar	Michael Wong	312.384.5404
Piper Sandler Companies	Alexander Goldfarb / Daniel Santos	212.466.7937 / 212.466.7927
RW Baird	David Rodgers	216.737.7341
Scotiabank GBM	Nicholas Yulico	212.225.6904
SMBC Nikko Securities Inc.	Richard Anderson	646.521.2351
Truist Securities	Michael Lewis	212.319.5659
UBS US Equity Research	Brent Dilts	212.713.1841
Wells Fargo Securities	Blaine Heck	443.263.6529

Debt Research Coverage
Bank of America Merrill Lynch	Andrew Molloy	646.855.6435
Barclays	Peter Troisi	212.412.3695
J.P. Morgan Securities	Mark Streeter	212.834.5086
US Bank	Bill Stafford	877.558.2605
Wells Fargo	Kevin McClure	704.715.8455 / 704.410.3252

Rating Agencies
Moody’s Investors Service	Ranjini Venkatesan	212.553.3828
Standard & Poor’s	Michael Souers	212.438.2508

Q1 2021
Definitions
This section contains definitions of certain non-GAAP financial measures and other terms that the Company uses in this supplemental report and, if applicable, the reasons why management believes these non-GAAP financial measures provide useful information to investors about the Company’s financial condition and results of operations and the other purposes for which management uses the measures. Additional detail can be found in the Company’s most recent annual report on Form 10-K and quarterly report on Form 10-Q, as well as other documents the Company files or furnishes to the SEC from time to time.
The Company also presents “BXP’s Share” of certain of these measures, which are non-GAAP financial measures that are calculated as the consolidated amount calculated in accordance with GAAP, plus the Company’s share of the amount from the Company’s unconsolidated joint ventures (calculated based upon the Company’s percentage ownership interest and, in some cases, after priority allocations), minus the Company’s partners’ share of the amount from the Company’s consolidated joint ventures (calculated based upon the partners’ percentage ownership interests and, in some cases, after income allocation to private REIT shareholders and their share of fees due to the Company).  Management believes that presenting “BXP’s Share” of these measures provides useful information to investors regarding the Company’s financial condition and/or results of operations because the Company has several significant joint ventures and, in some cases, the Company exercises significant influence over, but does not control, the joint venture, in which case GAAP requires that the Company account for the joint venture entity using the equity method of accounting and the Company does not consolidate it for financial reporting purposes. In other cases, GAAP requires that the Company consolidate the venture even though the Company’s partner(s) owns a significant percentage interest. As a result, management believes that presenting BXP Share of various financial measures in this manner can help investors better understand the Company’s financial condition and/or results of operations after taking into account its true economic interest in these joint ventures.  The Company cautions investors that the ownership percentages used in calculating “BXP’s Share” of these measures may not completely and accurately depict all of the legal and economic implications of holding an interest in a consolidated or unconsolidated joint venture. For example, in addition to partners’ interests in profits and capital, venture agreements vary in the allocation of rights regarding decision making (both routine and major decisions), distributions, transferability of interests, financings and guarantees, liquidations and other matters. As a result, presentations of “BXP’s Share” of a financial measure should not be considered a substitute for, and should only be considered together with and as a supplement to, the Company’s financial information presented in accordance with GAAP. Unless noted otherwise, reconciliations of “BXP’s Share” of these financial measures can be found in the Reconciliations section of this Supplemental package starting on page 61.
Annualized Rental Obligations
Annualized Rental Obligations is defined as monthly Rental Obligations, as of the last day of the reporting period, multiplied by twelve (12).
Average Economic Occupancy
Average Economic Occupancy is defined as (1) total possible revenue less vacancy loss divided by (2) total possible revenue, expressed as a percentage. Total possible revenue is determined by valuing average occupied units at contract rates and average vacant units at Market Rents. Vacancy loss is determined by valuing vacant units at current Market Rents. By measuring vacant units at their Market Rents, Average Economic Occupancy takes into account the fact that units of different sizes and locations within a residential property have different economic impacts on a residential property’s total possible gross revenue.
Average Monthly Rental Rates
Average Monthly Rental Rates are calculated by the Company as the average of the quotients obtained by dividing (A) rental revenue as determined in accordance with GAAP by (B) the number of occupied units for each month within the applicable fiscal period.
Average Physical Occupancy
Average Physical Occupancy is defined as (1) the average number of occupied units divided by (2) the total number of units, expressed as a percentage.
Debt to Market Capitalization Ratio
Consolidated Debt to Consolidated Market Capitalization Ratio is a measure of leverage commonly used by analysts in the REIT sector that equals the quotient of (A) the Company’s Consolidated Debt divided by (B) the Company’s Consolidated Market Capitalization, presented as a percentage. Consolidated Market Capitalization is the sum of (x) the Company’s Consolidated Debt plus (y) the market value of the Company’s outstanding equity securities calculated using the closing price per share of common stock of the Company, as reported by the New York Stock Exchange, multiplied by the sum of (1) outstanding shares of common stock of the Company, (2) outstanding common units of limited partnership interest in Boston Properties Limited Partnership (excluding common units held by the Company), (3) common units issuable upon conversion of all outstanding LTIP Units, assuming all conditions have been met for the conversion of the LTIP Units, (4) common units issuable upon conversion of 2012 OPP Units that were issued in the form of LTIP Units, (5) common units issuable upon conversion of 2013 MYLTIP Units that were issued in the form of LTIP Units, (6) common units issuable upon conversion of 2014 MYLTIP Units that were issued in the form of LTIP Units, (7) common units issuable upon conversion of 2015 MYLTIP Units that were issued in the form of LTIP Units, (8) common units issuable upon conversion of 2016 MYLTIP Units that were issued in the form of LTIP Units and (9) on and after February 6, 2020, which was the end of the performance period for 2017 MYLTIP Units and thus the date earned, common units issuable upon conversion of 2017 MYLTIP Units that were issued in the form of LTIP Units, (10) on and after February 5, 2021, which was the end of the performance period for 2018 MYLTIP Units and thus the date earned, common units issuable upon conversion of 2018 MYLTIP Units that were issued in the form of LTIP Units. The calculation of Consolidated Market Capitalization does not include LTIP Units issued in the form of MYLTIP Awards unless and until certain performance thresholds are achieved and they are earned. Because their three-year performance periods have not yet ended, 2019, 2020 and 2021 MYLTIP Units are not included.
The Company also presents BXP’s Share of Market Capitalization, which is calculated in a similar manner, except that BXP’s Share of Debt is utilized instead of the Company’s Consolidated Debt in both the numerator and the denominator. The Company presents these ratios because its degree of leverage could affect its ability to obtain additional financing for working capital, capital expenditures, acquisitions, development or other general corporate purposes and because different investors and lenders consider one or both of these ratios. Investors should understand that these ratios are, in part, a function of the market price of the common stock of the Company, and as such will fluctuate with changes in such price and do not necessarily reflect the Company’s capacity to incur additional debt to finance its activities or its ability to manage its existing debt obligations. However, for a company like Boston Properties, Inc., whose assets are primarily income-producing real estate, these ratios may provide investors with an alternate indication of leverage, so long as they are evaluated along with the ratio of indebtedness to other measures of asset value used by financial analysts and other financial ratios, as well as the various components of the Company’s outstanding indebtedness.

Q1 2021
Definitions (continued)

Earnings Before Interest, Taxes, Depreciation and Amortization for Real Estate (EBITDAre)
Pursuant to the definition of Earnings Before Interest, Taxes, Depreciation and Amortization for Real Estate adopted by the Board of Governors of the National Association of Real Estate Investment Trusts (“Nareit”), the Company calculates EBITDAre as net income (loss) attributable to Boston Properties, Inc. common shareholders, the most directly comparable GAAP financial measure, plus preferred stock redemption charge, net income attributable to noncontrolling interests, interest expense, losses (gains) from early extinguishments of debt, depreciation and amortization expense, impairment loss and adjustments to reflect the Company’s share of EBITDAre from unconsolidated joint ventures less gains (losses) on sales of real estate. EBITDAre is a non-GAAP financial measure. The Company uses EBITDAre internally as a performance measure and believes EBITDAre provides useful information to investors regarding its financial condition and results of operations at the corporate level because, when compared across periods, EBITDAre reflects the impact on operations from trends in occupancy rates, rental rates, operating costs, general and administrative expenses and acquisition and development activities on an unleveraged basis, providing perspective not immediately apparent from net (loss) income attributable to Boston Properties, Inc. common shareholders.
In some cases the Company also presents (A) BXP’s Share of EBITDAre – cash, which is BXP’s Share of EBITDAre after eliminating the effects of straight-line rent (excluding the impact related to deferred revenue related to improvements to long-lived assets paid for by a tenant), fair value lease revenue, non-cash termination income adjustment (fair value lease amounts) and non-cash gains (losses) from early extinguishment of debt and adding straight-line ground rent expense, preferred stock redemption charge, stock-based compensation expense and lease transaction costs that qualify as rent inducements, and (B) Annualized EBITDAre, which is EBITDAre for the applicable fiscal quarter ended multiplied by four (4). Presenting BXP’s Share of EBITDAre – cash allows investors to compare EBITDAre across periods without taking into account the effect of certain non-cash rental revenues, ground rent expense and stock based compensation expense. Similar to depreciation and amortization, because of historical cost accounting, fair value lease revenue may distort operating performance measures at the property level. Additionally, presenting EBITDAre excluding the impact of straight-line rent provides investors with an alternative view of operating performance at the property level that more closely reflects rental revenue generated at the property level without regard to future contractual increases in rental rates. In addition, the Company’s management believes that the presentation of Annualized EBITDAre provides useful information to investors regarding the Company’s results of operations because it enables investors to more easily compare quarterly EBITDAre to EBITDAre from full fiscal years.
The Company’s computation of EBITDAre may not be comparable to EBITDAre reported by other REITs or real estate companies that do not define the term in accordance with the current Nareit definition or that interpret the current Nareit definition differently.  The Company believes that in order to facilitate a clear understanding of its operating results, EBITDAre should be examined in conjunction with net income attributable to Boston Properties, Inc. common shareholders as presented in the Company’s consolidated financial statements. EBITDAre should not be considered a substitute to net income attributable to Boston Properties, Inc. common shareholders in accordance with GAAP or any other GAAP financial measures and should only be considered together with and as a supplement to the Company’s financial information prepared in accordance with GAAP.
Fixed Charge Coverage Ratio
Fixed Charge Coverage Ratio equals BXP’s Share of EBITDAre – cash divided by Total Fixed Charges. BXP’s Share of EBITDAre – cash is a non-GAAP financial measure equal to BXP’s Share of EBITDAre after eliminating the effects of straight-line rent (excluding the impact related to deferred revenue related to improvements to long-lived assets paid for by a tenant), fair value lease revenue, non-cash termination income adjustment (fair value lease amounts) and non-cash gains (losses) from early extinguishment of debt and adding straight-line ground rent expense, preferred stock redemption charge, stock-based compensation expense and lease transaction costs that qualify as rent inducements. Total Fixed Charges is also a non-GAAP financial measure equal to the sum of BXP’s Share of interest expense, capitalized interest, maintenance capital expenditures, hotel improvements, equipment upgrades and replacements and preferred dividends/distributions less hedge amortization and amortization of financing costs. The Company believes that the presentation of its Fixed Charge Coverage Ratio provides investors with useful information about the Company’s financial performance as it relates to overall financial flexibility and balance sheet management. Furthermore, the Company believes that the Fixed Charge Coverage Ratio is frequently used by analysts, rating agencies and other interested parties in the evaluation of the Company’s performance as a REIT and, as a result, by presenting the Fixed Charge Coverage Ratio the Company assists these parties in their evaluations.  The Company’s calculation of its Fixed Charge Coverage Ratio may not be comparable to the ratios reported by other REITs or real estate companies that define the term differently and should only be considered together with and as a supplement to the Company’s financial information prepared in accordance with GAAP. For clarification purposes, this ratio does not include gains (losses) from early extinguishments of debt.
Funds Available for Distribution (FAD) and FAD Payout Ratio
In addition to FFO, which is defined on the following page, the Company presents Funds Available for Distribution to common shareholders and common unitholders (FAD), which is a non-GAAP financial measure that is calculated by (1) adding to FFO lease transaction costs that qualify as rent inducements, non-real estate depreciation, non-cash losses (gains) from early extinguishments of debt, preferred stock redemption charge, stock-based compensation expense, partners’ share of consolidated and unconsolidated joint venture 2nd generation tenant improvement and leasing commissions (included in the period in which the lease commences) and unearned portion of capitalized fees, (2) eliminating the effects of straight-line rent, straight-line ground rent expense adjustment, hedge amortization and fair value lease revenue, and (3) subtracting maintenance capital expenditures, hotel improvements, equipment upgrades and replacements, 2nd generation tenant improvement and leasing commissions (included in the period in which the lease commences), non-cash termination income adjustment (fair value lease amounts) and impairments of non-depreciable real estate. The Company believes that the presentation of FAD provides useful information to investors regarding the Company’s results of operations because FAD provides supplemental information regarding the Company’s operating performance that would not otherwise be available and may be useful to investors in assessing the Company’s operating performance. Additionally, although the Company does not consider FAD to be a liquidity measure, as it does not make adjustments to reflect changes in working capital or the actual timing of the payment of income or expense items that are accrued in the period, the Company believes that FAD may provide investors with useful supplemental information regarding the Company’s ability to generate cash from its operating performance and the impact of the Company’s operating performance on its ability to make distributions to its shareholders. Furthermore, the Company believes that FAD is frequently used by analysts, investors and other interested parties in the evaluation of its performance as a REIT and, as a result, by presenting FAD the Company is assisting these parties in their evaluation. FAD should not be considered as a substitute for net income (loss) attributable to Boston Properties, Inc.’s common shareholders determined in accordance with GAAP or any other GAAP financial measures and should only be considered together with and as a supplement to the Company’s financial information prepared in accordance with GAAP.
FAD Payout Ratio is defined as distributions to common shareholders and unitholders (excluding any special distributions) divided by FAD.

Q1 2021
Definitions (continued)

Funds from Operations (FFO)
Pursuant to the revised definition of Funds from Operations adopted by the Board of Governors of Nareit, the Company calculates Funds from Operations, or “FFO,” by adjusting net income (loss) attributable to Boston Properties, Inc. common shareholders (computed in accordance with GAAP) for gains (or losses) from sales of properties, impairment losses on depreciable real estate consolidated on the Company’s balance sheet, impairment losses on its investments in unconsolidated joint ventures driven by a measurable decrease in the fair value of depreciable real estate held by the unconsolidated joint ventures and real estate-related depreciation and amortization. FFO is a non-GAAP financial measure, but the Company believes the presentation of FFO, combined with the presentation of required GAAP financial measures, has improved the understanding of operating results of REITs among the investing public and has helped make comparisons of REIT operating results more meaningful. Management generally considers FFO and FFO per share to be useful measures for understanding and comparing the Company’s operating results because, by excluding gains and losses related to sales of previously depreciated operating real estate assets, impairment losses and real estate asset depreciation and amortization (which can differ across owners of similar assets in similar condition based on historical cost accounting and useful life estimates), FFO and FFO per share can help investors compare the operating performance of a company’s real estate across reporting periods and to the operating performance of other companies.
The Company’s computation of FFO may not be comparable to FFO reported by other REITs or real estate companies that do not define the term in accordance with the current Nareit definition or that interpret the current Nareit definition differently.  In order to facilitate a clear understanding of the Company’s operating results, FFO should be examined in conjunction with net income attributable to Boston Properties, Inc. common shareholders as presented in the Company’s consolidated financial statements. FFO should not be considered as a substitute for net income attributable to Boston Properties, Inc. common shareholders (determined in accordance with GAAP) or any other GAAP financial measures and should only be considered together with and as a supplement to the Company’s financial information prepared in accordance with GAAP.
In-Service Properties
The Company treats a property as being “in-service” upon the earlier of (1) lease-up and completion of tenant improvements or (2) one year after cessation of major construction activity as determined under GAAP. The determination as to when an entire property should be treated as “in-service” involves a degree of judgment and is made by management based on the relevant facts and circumstances of the particular property. For portfolio operating and occupancy statistics, the Company specifies a single date for treating a property as “in-service,” which is generally later than the date the property is partially placed in-service under GAAP. Under GAAP, a property may be placed in-service in stages as construction is completed and the property is held available for occupancy. In addition, under GAAP, when a portion of a property has been substantially completed and either occupied or held available for occupancy, the Company ceases capitalizing costs on that portion, even though it may not treat the property as being “in-service,” and continues to capitalize only those costs associated with the portion still under construction. In-service properties include properties held by the Company’s unconsolidated joint ventures.
Interest Coverage Ratio
Interest Coverage Ratio, calculated including and excluding capitalized interest, is a non-GAAP financial measure equal to BXP’s Share of EBITDAre – cash divided by Adjusted interest expense. BXP’s Share of EBITDAre – cash is a non-GAAP financial measure equal to BXP’s Share of EBITDAre after eliminating the effects of straight-line rent (excluding the impact related to deferred revenue related to improvements to long-lived assets paid for by a tenant), fair value lease revenue, non-cash termination income adjustment (fair value lease amounts) and non-cash gains (losses) from early extinguishment of debt and adding straight-line ground rent expense, preferred stock redemption charge, stock-based compensation expense and lease transaction costs that qualify as rent inducements. Adjusted interest expense excluding capitalized interest is equal to BXP’s Share of interest expense less (1) BXP’s Share of hedge amortization and (2) BXP’s Share of amortization of financing costs. Adjusted interest expense including capitalized interest is calculated in the same manner but adds back BXP’s Share of capitalized interest. The Company believes that the presentation of its Interest Coverage Ratio provides useful information about the Company’s financial condition because it provides investors additional information on the Company’s ability to meet its debt obligations and incur additional indebtedness. In addition, by analyzing interest coverage ratios over a period of time, trends may emerge that provide investors a better sense of whether a company’s financial condition is improving or declining. The ratios may also be used to compare the financial condition of different companies, which can help when making an investment decision. The Company presents its Interest Coverage Ratio in two ways - including capitalized interest and excluding capitalized interest. GAAP requires the capitalization of interest expense during development. Therefore, for a company like Boston Properties, Inc. that is an active developer of real estate, presenting the Interest Coverage Ratio (excluding capitalized interest) provides an alternative measure of financial condition that may be more indicative of the Company’s ability to meet its interest expense obligations and therefore its overall financial condition. For clarification purposes, this ratio does not include gains (losses) from early extinguishments of debt.
Market Rents
Market Rents used by the Company in calculating Average Economic Occupancy are based on the current market rates set by the managers of the Company’s residential properties based on their experience in renting their residential property’s units and publicly available market data. Trends in market rents for a region as reported by others could therefore vary materially. Market Rents for a period are based on the average Market Rents during that period and do not reflect any impact for cash concessions.
Net Debt
Net Debt is equal to (A) the Company’s consolidated debt plus special dividends payable (if any) less (B) cash and cash equivalents and cash held in escrow for potential Section 1031 like kind exchange(s). The Company believes that the presentation of Net Debt provides useful information to investors because the Company reviews Net Debt as part of the management of its overall financial flexibility, capital structure and leverage. In particular, Net Debt is an important component of the Company’s ratio of BXP’s Share of Net Debt to BXP’s Share of EBITDAre.  BXP’s Share of Net Debt is calculated in a similar manner to Net Debt, except that BXP’s Share of Debt and BXP’s Share of cash are utilized instead of the Company’s consolidated debt and cash in the calculation. The Company believes BXP’s Share of Net Debt to BXP’s Share of EBITDAre is useful to investors because it provides an alternative measure of the Company’s financial flexibility, capital structure and leverage based on its percentage ownership interest in all of its assets. Furthermore, certain debt rating agencies, creditors and credit analysts monitor the Company’s Net Debt as part of their assessments of its business. The Company may utilize a considerable portion of its cash and cash equivalents at any given time for purposes other than debt reduction. In addition, cash and cash equivalents and cash held in escrow for potential Section 1031 like kind exchange(s) may not be solely controlled by the Company. The deduction of these items from consolidated debt in the calculation of Net Debt therefore should not be understood to mean that these items are available exclusively for debt reduction at any given time.

Q1 2021
Definitions (continued)

Net Operating Income/(Loss) (NOI)
Net operating income/(loss) (NOI) is a non-GAAP financial measure equal to net income attributable to Boston Properties, Inc. common shareholders, the most directly comparable GAAP financial measure, plus (1) preferred stock redemption charge, preferred dividends, net income attributable to noncontrolling interests, corporate general and administrative expense, payroll and related costs from management services contracts, transaction costs, impairment losses, depreciation and amortization expense, losses from early extinguishments of debt and interest expense, less (2) development and management services revenue, direct reimbursements of payroll and related costs from management services contracts, income (loss) from unconsolidated joint ventures, gains (losses) on sales of real estate, gains (losses) from investments in securities and interest and other income (loss). In some cases, the Company also presents (1) NOI – cash, which is NOI after eliminating the effects of straight-line rent (excluding the impact related to deferred revenue related to improvements to long-lived assets paid for by a tenant), fair value lease revenue, straight-line ground rent expense adjustment and lease transaction costs that qualify as rent inducements in accordance with GAAP, and (2) NOI and NOI – cash, in each case excluding termination income.
The Company uses these measures internally as performance measures and believes they provide useful information to investors regarding the Company’s results of operations and financial condition because, when compared across periods, they reflect the impact on operations from trends in occupancy rates, rental rates, operating costs and acquisition and development activity on an unleveraged basis, providing perspective not immediately apparent from net income. For example, interest expense is not necessarily linked to the operating performance of a real estate asset and is often incurred at the corporate level as opposed to the property level. Similarly, interest expense may be incurred at the property level even though the financing proceeds may be used at the corporate level (e.g., used for other investment activity). In addition, depreciation and amortization expense because of historical cost accounting and useful life estimates, may distort operating performance measures at the property level. Presenting NOI – cash allows investors to compare NOI performance across periods without taking into account the effect of certain non-cash rental revenues and ground rent expenses. Similar to depreciation and amortization expense, fair value lease revenues, because of historical cost accounting, may distort operating performance measures at the property level. Additionally, presenting NOI excluding the impact of the straight-lining of rent provides investors with an alternative view of operating performance at the property level that more closely reflects net cash generated at the property level on an unleveraged basis. Presenting NOI measures that exclude termination income provides investors with additional information regarding operating performance at a property level that allows them to compare operating performance between periods without taking into account termination income, which can distort the results for any given period because they generally represent multiple months or years of a tenant’s rental obligations that are paid in a lump sum in connection with a negotiated early termination of the tenant’s lease and are not reflective of the core ongoing operating performance of the Company’s properties.
Rental Obligations
Rental Obligations is defined as the contractual base rents (but excluding percentage rent) and budgeted reimbursements from tenants under existing leases. These amounts exclude rent abatements.
Rental Revenue
Rental Revenue is equal to Total revenue, the most directly comparable GAAP financial measure, less development and management services revenue and direct reimbursements of payroll and related costs from management services contracts. The Company uses Rental Revenue internally as a performance measure and in calculating other non-GAAP financial measures (e.g., NOI), which provides investors with information regarding our performance that is not immediately apparent from the comparable non-GAAP measures and allows investors to compare operating performance between periods. The Company also presents Rental Revenue (excluding termination income) because termination income can distort the results for any given period because it generally represents multiple months or years of a tenant’s rental obligations that are paid in a lump sum in connection with a negotiated early termination of the tenant’s lease and does not reflect the core ongoing operating performance of the Company’s properties.
Same Properties
In the Company’s analysis of NOI, particularly to make comparisons of NOI between periods meaningful, it is important to provide information for properties that were in-service and owned by the Company throughout each period presented. The Company refers to properties acquired or placed in-service prior to the beginning of the earliest period presented and owned by the Company through the end of the latest period presented as “Same Properties.” “Same Properties” therefore exclude properties placed in-service, acquired, repositioned or in development or redevelopment after the beginning of the earliest period presented or disposed of prior to the end of the latest period presented. Accordingly, it takes at least one year and one quarter after a property is acquired or treated as “in-service” for that property to be included in “Same Properties.” Pages 23 - 26 indicate by footnote the “In-Service Properties” that are not included in “Same Properties.”

Q1 2021
Reconciliations
(unaudited and in thousands)

BXP’s Share of select items
	Three Months Ended
	31-Mar-21	31-Dec-20
Revenue	$713,695	$665,089
Partners’ share of revenue from consolidated joint ventures (JVs)	(75,274)	(70,539)
BXP’s share of revenue from unconsolidated JVs	42,401	31,422
BXP’s Share of revenue	$680,822	$625,972

Straight-line rent [1]	$7,730	$13,187
Partners’ share of straight-line rent from consolidated JVs [1]	5,067	(5,901)
BXP’s share of straight-line rent from unconsolidated JVs	804	(7,751)
BXP’s Share of straight-line rent [1]	$13,601	$(465)

Write-offs associated with accrued rent (all of which was included within straight-line rent), net	$(586)	$(26,168)
Partners’ share of write-offs associated with accrued rent from consolidated JVs (all of which was included within straight-line rent), net	31	46
BXP’s share of write-offs associated with accrued rent from unconsolidated JVs (all of which was included within straight-line rent), net	(138)	(13,619)
BXP’s Share of write-offs associated with accrued rent (all of which was included within straight-line rent), net	$(693)	$(39,741)

Write-offs associated with accounts receivable (all of which was included within lease revenue), net	$208	$(294)
Partners’ share of write-offs associated with accounts receivable (all of which was included within lease revenue) from consolidated JVs, net	(1)	2
BXP’s share of write-offs associated with accounts receivable (all of which was included within lease revenue) from unconsolidated JVs, net	(7)	(41)
BXP’s Share of write-offs associated with accounts receivable (all of which was included within lease revenue), net	$200	$(333)

Fair value lease revenue [2]	$653	$614
Partners’ share of fair value lease revenue from consolidated JVs [2]	273	311
BXP’s share of fair value lease revenue from unconsolidated JVs [2]	280	673
BXP’s Share of fair value lease revenue [2]	$1,206	$1,598

Lease termination income	$4,269	$551
Partners’ share of termination income from consolidated JVs	6	(95)
BXP’s share of termination income from unconsolidated JVs	—	771
BXP’s Share of termination income	$4,275	$1,227

Non-cash termination income adjustment (fair value lease amounts)	$—	$(19)
Partners’ share of non-cash termination income adjustment (fair value lease amounts) from consolidated JVs	—	8
BXP’s share of non-cash termination income adjustment (fair value lease amounts) from unconsolidated JVs	$—	$—
BXP’s Share of non-cash termination income adjustment (fair value lease amounts)	$—	$(11)

Parking and other revenue	14,494	$15,903
Partners’ share of parking and other revenue from consolidated JVs	(373)	(411)
BXP’s share of parking and other revenue from unconsolidated JVs	$1,546	$1,710
BXP’s Share of parking and other revenue	$15,667	$17,202

Cash rent abatements and deferrals related to COVID-19	$7,260	$17,060
Partners’ share of cash rent abatements and deferrals related to COVID-19 from consolidated JVs	(169)	(1,027)
BXP’s share of cash rent abatements and deferrals from unconsolidated JVs related to COVID-19	2,044	3,118
BXP’s Share of cash rent abatements and deferrals related to COVID-19	$9,135	$19,151

Hedge amortization	$1,590	$1,590
Partners’ share of hedge amortization from consolidated JVs	(144)	(144)
BXP’s share of hedge amortization from unconsolidated JVs	—	—
BXP’s Share of hedge amortization	$1,446	$1,446

Q1 2021
Reconciliations (continued)

BXP’s Share of select items
	Three Months Ended
	31-Mar-21	31-Dec-20

Straight-line ground rent expense adjustment	$932	$943
Partners’ share of straight-line ground rent expense adjustment from consolidated JVs	—	—
BXP’s share of straight-line ground rent expense adjustment from unconsolidated JVs	234	273
BXP’s Share of straight-line ground rent expense adjustment	$1,166	$1,216

Depreciation and amortization	$176,565	$168,013
Noncontrolling interests in property partnerships’ share of depreciation and amortization	(16,457)	(15,910)
BXP’s share of depreciation and amortization from unconsolidated JVs	18,412	21,168
BXP’s Share of depreciation and amortization	$178,520	$173,271

Lease transaction costs that qualify as rent inducements [3]	$1,859	$1,333
Partners’ share of lease transaction costs that qualify as rent inducements from consolidated JVs [3]	(251)	(12)
BXP’s share of lease transaction costs that qualify as rent inducements from unconsolidated JVs [3]	1,418	1,259
BXP’s Share of lease transaction costs that qualify as rent inducements [3]	$3,026	$2,580

2nd generation tenant improvements and leasing commissions	$89,653	$60,390
Partners’ share of 2nd generation tenant improvements and leasing commissions from consolidated JVs	(12,330)	(856)
BXP’s share of 2nd generation tenant improvements and leasing commissions from unconsolidated JVs	358	2,067
BXP’s Share of 2nd generation tenant improvements and leasing commissions	$77,681	$61,601

Maintenance capital expenditures [4]	$30,789	$27,253
Partners’ share of maintenance capital expenditures from consolidated JVs [4]	(1,517)	(559)
BXP’s share of maintenance capital expenditures from unconsolidated JVs [4]	323	36
BXP’s Share of maintenance capital expenditures [4]	$29,595	$26,730

Interest expense	$107,902	$111,991
Partners’ share of interest expense from consolidated JVs	(11,420)	(10,701)
BXP’s share of interest expense from unconsolidated JVs	11,357	11,920
BXP’s Share of interest expense	$107,839	$113,210

Capitalized interest	$12,032	$12,552
Partners’ share of capitalized interest from consolidated JVs	(472)	(1,386)
BXP’s share of capitalized interest from unconsolidated JVs	968	886
BXP’s Share of capitalized interest	$12,528	$12,052

Amortization of financing costs	$3,441	$3,551
Partners’ share of amortization of financing costs from consolidated JVs	(382)	(382)
BXP’s share of amortization of financing costs from unconsolidated JVs	666	1,043
BXP’s Share of amortization of financing costs	$3,725	$4,212

	Three Months Ended
		31-Mar-20
Revenue		$752,556
Partners’ share of revenue from consolidated joint ventures (JVs)		(77,577)
BXP’s share of revenue from unconsolidated JVs		45,408
BXP’s Share of revenue		$720,387

_____________
1For the three months ended March 31, 2021, includes approximately $17,007, $7,653 and $9,354 for consolidated, partners share and BXP’s Share, respectively, related to deferred revenue from a tenant.
2Represents the net adjustment for above- and below-market leases that are being amortized over the terms of the respective leases in place at the property acquisition dates.
3Consists of lease transaction costs that qualify as rent inducements in accordance with GAAP. Lease transaction costs are generally included in 2nd generation tenant improvements and leasing commissions in the period the lease commences.
4Maintenance capital expenditures do not include planned capital expenditures related to acquisitions and repositioning capital expenditures.

Q1 2021
Reconciliations (continued)
for the three months ended March 31, 2021
(unaudited and dollars in thousands)

		Norges Joint Ventures
		Times Square Tower
		601 Lexington Avenue / One Five Nine East 53rd Street
CONSOLIDATED JOINT VENTURES	767 Fifth Avenue	100 Federal Street		Total Consolidated
	(The GM Building)	Atlantic Wharf Office		Joint Ventures
Revenue
Lease [1]	$73,873	$110,215	[2]	$184,088
Write-offs associated with accounts receivable, net	—	3		3
Straight-line rent	2,661	(13,555)	[2]	(10,894)
Write-offs associated with straight-line rent, net	—	(68)		(68)
Fair value lease revenue	(804)	109		(695)
Termination income	(5)	(8)		(13)
Total lease revenue	75,725	96,696		172,421
Parking and other	—	829		829
Insurance proceeds	—	2,444	[3]	2,444
Total rental revenue [4]	75,725	99,969		175,694
Expenses
Operating	30,897	35,383		66,280
Restoration expenses related to insurance claim	—	2,460	[3]	2,460
Total expenses	30,897	37,843		68,740

Net Operating Income (NOI)	44,828	62,126		106,954

Other income (expense)
Development and management services revenue	—	(4)		(4)
Interest and other income	1	(54)		(53)
Interest expense	(20,959)	(6,756)		(27,715)
Depreciation and amortization expense	(15,737)	(21,618)		(37,355)
General and administrative expense	(7)	(63)		(70)
Total other income (expense)	(36,702)	(28,495)		(65,197)
Net income	$8,126	$33,631		$41,757

BXP’s nominal ownership percentage	60.00%	55.00%

Partners’ share of NOI (after income allocation to private REIT shareholders) [3]	$17,278	$27,098		$44,376
BXP’s share of NOI (after income allocation to private REIT shareholders)	$27,550	$35,028		$62,578
Unearned portion of capitalized fees [6]	$115	$196		$311

Partners’ share of select items [5]
Partners’ share of write-offs associated with accounts receivable, net	$—	$(1)		$(1)
Partners’ share of write-offs associated with straight-line rent, net	$—	$31		$31
Partners’ share of parking and other revenue	$—	$373		$373
Partners’ share hedge amortization	$144	$—		$144
Partners’ share of amortization of financing costs	$346	$36		$382
Partners’ share of depreciation and amortization related to capitalized fees	$322	$308		$630
Partners’ share of capitalized interest	$—	$472		$472
Partners’ share of lease transaction costs that qualify as rent inducements	$—	$(251)		$(251)
Partners’ share of management and other fees	$653	$859		$1,512
Partners’ share of basis differential and other adjustments	$(16)	$(205)		$(221)

Reconciliation of Partners’ share of EBITDAre [7]
Partners’ NCI	$2,295	$14,172		$16,467
Add:
Partners’ share of interest expense after BXP’s basis differential	8,380	3,040		11,420
Partners’ share of depreciation and amortization expense after BXP’s basis differential	6,600	9,857		16,457
Partners’ share of EBITDAre	$17,275	$27,069		$44,344

Q1 2021
Reconciliations (continued)
for the three months ended March 31, 2021
(unaudited and dollars in thousands)

CONSOLIDATED JOINT VENTURES

		Norges Joint Ventures
		Times Square Tower
		601 Lexington Avenue / One Five Nine East 53rd Street
	767 Fifth Avenue	100 Federal Street		Total Consolidated
Reconciliation of Partners’ share of Net Operating Income (Loss) (NOI) [5]	(The GM Building)	Atlantic Wharf Office		Joint Ventures
Rental revenue [4]	$30,290	$44,986		$75,276
Less: Termination income	(2)	(4)		(6)
Rental revenue (excluding termination income) [4]	30,292	44,990		75,282
Less: Operating expenses (including partners’ share of management and other fees)	13,012	17,888		30,900
Income allocation to private REIT shareholders	—	—		—
NOI (excluding termination income and after income allocation to private REIT shareholders)	$17,280	$27,102		$44,382

Rental revenue (excluding termination income) [4]	$30,292	$44,990		$75,282
Less: Straight-line rent	1,064	(6,131)	[2]	(5,067)
Fair value lease revenue	(322)	49		(273)
Add: Lease transaction costs that qualify as rent inducements	—	251		251
Subtotal	29,550	51,323		80,873
Less: Operating expenses (including partners’ share of management and other fees)	13,012	17,888		30,900
Income allocation to private REIT shareholders	—	—		—
NOI - cash (excluding termination income and after income allocation to private REIT shareholders)	$16,538	$33,435		$49,973

Reconciliation of Partners’ share of Revenue [5]
Rental revenue [4]	$30,290	$44,986		$75,276
Add: Development and management services revenue	—	(2)		(2)
Revenue	$30,290	$44,984		$75,274

_________
1Lease revenue includes recoveries from tenants and service income from tenants
2Lease revenue and straight-line rent includes approximately $19,435 and $17,007, respectively, related to deferred revenue from a tenant, of which the Partners’ share of lease revenue and straight-line are approximately $8,746 and $7,653, respectively.
3Amounts relate to damage at one of the Company’s properties in New York City due to a water main break.
4See the Definitions and Reconciliations sections of this Supplemental package starting on page 57.
5Amounts represent the partners’ share based on their respective ownership percentage.
6Capitalized fees are eliminated in consolidation and recognized over the life of the asset as depreciation and amortization are added back to the Company’s net income.
7Amounts represent the partners’ share based on their respective ownership percentages and are adjusted for basis differentials and the allocations of management and other fees and depreciation and amortization related to capitalized fees.

Q1 2021
Reconciliations (continued)

for the three months ended March 31, 2021
(unaudited and dollars in thousands)

UNCONSOLIDATED JOINT VENTURES 1, 2

	Boston	Los Angeles		New York		San Francisco		Washington, DC		Total Unconsolidated Joint Ventures
Revenue
Lease [3]	$8,520	$36,263		$1,144		$11,278		$25,242		$82,447
Write-offs associated with accounts receivable, net	—	(13)		—		—		—		(13)
Straight-line rent	809	(1,149)		232		230		1,210		1,332
Write-offs associated with straight-line rent	—	(81)		—		—		(186)		(267)
Fair value lease revenue	—	289		—		45				334
Termination income	—	—		—		—		—		—
Total lease revenue	9,329	35,309		1,376		11,553		26,266		83,833
Parking and other	3	2,429		—		1		768		3,201
Total rental revenue [4]	9,332	37,738		1,376		11,554		27,034		87,034
Expenses
Operating	4,773	12,124		2,969	[5]	4,687		12,174		36,727
Net operating income/(loss)	4,559	25,614		(1,593)		6,867		14,860		50,307

Other income/(expense)
Development and management services revenue	—	—		224		—		1		225
Interest and other income	—	5		—		2		—		7
Transaction costs	—	—		—		—		(7)		(7)
Interest expense	(2,688)	(11,775)		(1,642)		(4)		(9,447)		(25,556)
Depreciation and amortization expense	(4,778)	(12,438)		(2,535)		(5,939)		(8,413)		(34,103)
General and administrative expense	(15)	(169)		(83)		(6)		(134)		(407)
Total other income/(expense)	(7,481)	(24,377)		(4,036)		(5,947)		(18,000)		(59,841)
Net income/(loss)	$(2,922)	$1,237		$(5,629)		$920		$(3,140)		$(9,534)

BXP’s share of write-offs associated with accounts receivable, net	$—	$7		$—		$—		$—		$7
BXP’s share of write-offs associated with straight-line rent, net	$—	$45		$—		$—		$93		$138
BXP’s share of parking and other revenue	$2	$1,273		$—		$1		$270	[6]	$1,546
BXP’s share of amortization of financing costs	$194	$85		$76		$—		$311	[6]	$666
BXP’s share of capitalized interest	$479	$—		$203		$—		$286	[6]	$968
BXP’s share of non-cash termination income adjustment (fair value lease amounts)	$—	$—		$—		$—		$—		$—

Income/(loss) from unconsolidated joint ventures	$(1,504)	$139		$(2,465)		$(779)		$9,834	[6]	$5,225
Add:
BXP’s share of interest expense	1,345	6,230		821		2		2,959	[6]	11,357
BXP’s share of depreciation and amortization expense	2,432	7,737	[7]	920		4,253	[8]	3,070	[6]	18,412
Less:
BXP’s share of gain on sale of investment	—	—		—		—		10,257	[9]	10,257
BXP’s share of EBITDAre	$2,273	$14,106	[7]	$(724)		$3,476	[8]	$5,606	[6]	$24,737

Q1 2021
Reconciliations (continued)

UNCONSOLIDATED JOINT VENTURES [1,2]
Reconciliation of BXP’s share of Net Operating Income/(Loss)	Boston	Los Angeles		New York	San Francisco		Washington, DC		Total Unconsolidated Joint Ventures
BXP’s share of rental revenue [4]	$4,667	$20,596	[7]	$688	$6,016	[8]	$10,322	[6]	$42,289
BXP’s share of operating expenses	2,386	6,404		1,481	2,536		4,687	[6]	17,494
BXP’s share of net operating income/(loss)	2,281	14,192	[7]	(793)	3,480	[8]	5,635	[6]	24,795
Less:
BXP’s share of termination income	—	—		—	—		—		—
BXP’s share of net operating income/(loss) (excluding termination income)	2,281	14,192		(793)	3,480		5,635	[6]	24,795
Less:
BXP’s share of straight-line rent	405	(81)	[7]	116	132	[8]	232	[6]	804
BXP’s share of fair value lease revenue	—	493	[7]	—	(213)	[8]	—		280
Add:
BXP’s share of straight-line ground rent expense adjustment	—	—		234	—		—		234
BXP’s share of lease transaction costs that qualify as rent inducements	—	59		1,149	—		210	[6]	1,418
BXP’s share of net operating income/(loss) - cash (excluding termination income)	$1,876	$13,839	[7]	$474	$3,561	[8]	$5,613	[6]	$25,363

Reconciliation of BXP’s share of Revenue
BXP’s share of rental revenue [4]	$4,667	$20,596	[7]	$688	$6,016	[8]	$10,322	[6]	$42,289
Add:
BXP’s share of development and management services revenue	—	—		112	—		—		112
BXP’s share of revenue	$4,667	$20,596	[7]	$800	$6,016	[8]	$10,322	[6]	$42,401

_____________
1For information relating to the impact of COVID-19 on the Company’s performance, see pages 3 and 61.
2 For information on the properties included for each region and the Company’s percentage ownership in each property, see pages 23 - 26.
3 Lease revenue includes recoveries from tenants and service income from tenants.
4 See the Definitions and Reconciliations sections of this Supplemental package starting on page 57.
5 Includes approximately $468 of straight-line ground rent expense.
6 Reflects the allocation percentages pursuant to the achievement of specified investment return thresholds as provided for in the joint venture agreement of 901 New York Avenue.
7 The Company’s purchase price allocation under ASC 805 for Colorado Center differs from the historical basis of the venture resulting in the majority of the basis differential for this region.
8 The Company’s purchase price allocation under ASC 805 for Gateway Commons differs from the historical basis of the venture resulting in the majority of the basis differential for this region.
9 On March 30, 2021, the Company completed the sale of its 50% ownership interest in Annapolis Junction. For more information, see page 16.

Q1 2021
Consolidated Income Statement - prior year

(unaudited and in thousands, except per share amounts)

Three Months Ended
31-Mar-20
Revenue
Lease	$710,111
Parking and other	24,504
Hotel revenue	6,825
Development and management services	7,879
Direct reimbursements of payroll and related costs from management services contracts	3,237
Total revenue	752,556
Expenses
Operating	127,800
Real estate taxes	135,019
Demolition costs	147
Hotel	6,821
General and administrative	36,454
Payroll and related costs from management services contracts	3,237
Transaction costs	615
Depreciation and amortization	171,094
Total expenses	481,187
Other income (expense)
Loss from unconsolidated joint ventures	(369)
Gains on sales of real estate	410,165
Losses from investments in securities	(5,445)
Interest and other income	3,017
Losses from early extinguishments of debt	—
Interest expense	(101,591)
Net income	577,146
Net income attributable to noncontrolling interests
Noncontrolling interest in property partnerships	(19,486)
Noncontrolling interest - common units of the Operating Partnership	(57,539)
Net income attributable to Boston Properties, Inc.	500,121
Preferred dividends	(2,625)
Net income attributable to Boston Properties, Inc. common shareholders	$497,496

INCOME PER SHARE OF COMMON STOCK (EPS)

Net income attributable to Boston Properties, Inc. per share - basic	$3.20
Net income attributable to Boston Properties, Inc. per share - diluted	$3.20

Q1 2021
Funds from operations (FFO) [1] - prior year
(unaudited and dollars in thousands, except per share amounts)

Three Months Ended
31-Mar-20
Net income attributable to Boston Properties, Inc. common shareholders	$497,496
Add:
Preferred dividends	2,625
Noncontrolling interest - common units of the Operating Partnership	57,539
Noncontrolling interests in property partnerships	19,486
Net income	577,146
Add:
Depreciation and amortization expense	171,094
Noncontrolling interests in property partnerships' share of depreciation and amortization	(17,627)
BXP's share of depreciation and amortization from unconsolidated joint ventures	18,332
Corporate-related depreciation and amortization	(469)
Less:
Gain on sale of real estate included within income (loss) from unconsolidated joint ventures	—
Gains on sales of real estate	410,165
Noncontrolling interests in property partnerships	19,486
Preferred dividends	2,625
FFO attributable to the Operating Partnership common unitholders (including Boston Properties, Inc.) (Basic FFO)	316,200
Less:
Noncontrolling interest - common units of the Operating Partnership’s share of FFO	32,138
FFO attributable to Boston Properties, Inc. common shareholders	$284,062

Boston Properties, Inc.’s percentage share of Basic FFO	89.84%
Noncontrolling interest’s - common unitholders percentage share of Basic FFO	10.16%
Basic FFO per share	$1.83
Weighted average shares outstanding - basic	155,011
Diluted FFO per share	$1.83
Weighted average shares outstanding - diluted	155,258

_____________
1See the Definitions and Reconciliations sections of this Supplemental package starting on page 57.

Q1 2021
Funds available for distributions (FAD) [1] - prior year
(unaudited and in thousands)

Three Months Ended
31-Mar-20
Net income attributable to Boston Properties, Inc. common shareholders	$497,496
Add:
Preferred dividends	2,625
Noncontrolling interest - common units of the Operating Partnership	57,539
Noncontrolling interests in property partnerships	19,486
Net income	577,146
Add:
Depreciation and amortization expense	171,094
Noncontrolling interests in property partnerships’ share of depreciation and amortization	(17,627)
BXP’s share of depreciation and amortization from unconsolidated joint ventures	18,332
Corporate-related depreciation and amortization	(469)
Less:
Gain on sale of real estate included within income (loss) from unconsolidated joint ventures	—
Gains on sales of real estate	410,165
Noncontrolling interests in property partnerships	19,486
Preferred dividends	2,625
Basic FFO	316,200
Add:
BXP’s Share of lease transaction costs that qualify as rent inducements [1,2]	4,023
BXP’s Share of hedge amortization [1]	1,435
Straight-line ground rent expense adjustment [3]	1,017
Stock-based compensation	17,525
Non-real estate depreciation	469
Unearned portion of capitalized fees from consolidated joint ventures	56
Less:
BXP’s Share of straight-line rent [1]	31,262
BXP’s Share of fair value lease revenue [1,4]	3,189
BXP’s Share of 2nd generation tenant improvements and leasing commissions [1]	49,943
BXP’s Share of maintenance capital expenditures [1,5]	20,244
Hotel improvements, equipment upgrades and replacements	197
Funds available for distribution to common shareholders and common unitholders (FAD) (A)	235,890

Distributions to common shareholders and unitholders (excluding any special distributions) (B)	169,652

FAD Payout Ratio[1] (B÷A)	71.92%

_____________
1See the Definitions and Reconciliations sections of this Supplemental package starting on page 57.
2Consists of lease transaction costs that qualify as rent inducements in accordance with GAAP. Lease transaction costs are generally included in 2nd generation tenant improvements and leasing commissions in the period the lease commences.
3Includes the straight-line impact of the Company’s 99-year ground and air rights lease related to the Company’s 100 Clarendon Street garage and Back Bay Transit Station. The Company has allocated contractual ground lease payments aggregating approximately $34.4 million, which it expects to incur by the end of 2023 with no payments thereafter. The Company is recognizing this expense on a straight-line basis over the 99-year term of the ground and air rights lease.
4Represents the net adjustment for above- and below-market leases that are amortized over the terms of the respective leases in place at the property acquisition dates.
5Maintenance capital expenditures do not include planned capital expenditures related to acquisitions and repositioning capital expenditures.